UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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DOLBY LABORATORIES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

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December 24, 2012

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Dolby Laboratories, Inc. that will be held on February 5, 2013, at 10:30 a.m. Pacific Standard Time at our principal administrative offices located at 999 Brannan Street, San Francisco, CA 94103. The accompanying Notice of Annual Meeting, Proxy Statement and form of proxy card or written voting instruction form are being made available to you on or about December 24, 2012.

We are pleased to be furnishing proxy materials to stockholders primarily over the internet. We believe that this process expedites stockholders’ receipt of proxy materials, lowers the costs of our Annual Meeting and conserves natural resources. On or about December 24, 2012, we mailed our stockholders a notice that includes instructions on how to access our Proxy Statement and 2012 Annual Report and how to vote online. The notice also includes instructions on how you can receive a paper copy of your Annual Meeting materials, including the Notice of Annual Meeting, Proxy Statement and proxy card or written voting instruction form. If you elected to receive your Annual Meeting materials by mail, the Notice of Annual Meeting, Proxy Statement and proxy card or written voting instruction form were enclosed. If you elected to receive your Annual Meeting materials via e-mail, the e-mail contains voting instructions and internet links to the 2012 Annual Report and the Proxy Statement, both of which are available at http://investor.dolby.com/annuals.cfm.

Details regarding admission to the Annual Meeting of Stockholders and the business to be conducted at the Annual Meeting are described in the accompanying Notice of Annual Meeting and Proxy Statement. A copy of our 2012 Annual Report is included with the Proxy Statement for those stockholders who are receiving paper copies of the proxy materials.

Your vote is important. Regardless of whether you plan to attend the Annual Meeting of Stockholders, we hope that you will vote as soon as possible. You may vote over the internet, by telephone or by mailing a proxy card or voting instruction form. Voting over the internet, by telephone, by written proxy card or by written voting instruction form will ensure your representation at the Annual Meeting of Stockholders regardless of whether you attend in person. Please review the instructions on the proxy card or voting instruction form regarding each of these voting options.

Thank you for your ongoing support of Dolby Laboratories, Inc.

Sincerely yours,

Kevin Yeaman

President and Chief Executive Officer

Dolby Laboratories, Inc.

Notice of Annual Meeting of Stockholders

to be held on February 5, 2013

To the Stockholders of Dolby Laboratories, Inc.:

The Annual Meeting of Stockholders of Dolby Laboratories, Inc., a Delaware corporation (the “Company”), will be held at the Company’s principal administrative offices located at 999 Brannan Street, San Francisco, CA 94103 on Tuesday, February 5, 2013, at 10:30 a.m. Pacific Standard Time, for the following purposes:

1.	To elect nine directors to serve until the 2014 Annual Meeting of Stockholders or until their successors are duly elected and qualified;

2.	To consider and vote upon a proposal to amend and restate the Company’s 2005 Stock Plan to (i) reserve an additional 8,000,000 shares of our Class A Common Stock for issuance thereunder, (ii) re-approve the material terms of the performance metrics thereunder in order for us to continue to be able to grant awards intended to qualify as performance-based compensation under Internal Revenue Code Section 162(m), (iii) approve annual limits on the awards that may be granted to our non-employee directors pursuant to the 2005 Stock Plan, (iv) provide that shares used to satisfy tax withholding obligations related to awards granted under the 2005 Stock Plan will not be available for future grant or sale under the 2005 Stock Plan, (v) provide that no dividend equivalents may be awarded with respect to stock options or stock appreciation rights granted under the 2005 Stock Plan, nor paid on any full-value award granted under the 2005 Stock Plan prior to the vesting of such award, and (vi) make certain other changes as described in this Proxy Statement;

3.	To consider and vote upon a proposal to amend and restate the Company’s Employee Stock Purchase Plan to reserve an additional 3,000,000 shares of our Class A Common Stock for purchase thereunder;

4.	To hold an advisory vote to approve the compensation of our Named Executive Officers as described in the Proxy Statement accompanying this Notice;

5.	To hold an advisory vote on the frequency of holding future advisory votes to approve the compensation of our Named Executive Officers;

6.	To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending September 27, 2013; and

7.	To transact such other business as may properly come before the Annual Meeting and any postponement, adjournment or continuation of the Annual Meeting.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. We are not aware of any other business to come before the Annual Meeting.

Only stockholders of record as of the close of business on December 13, 2012 and their proxies are entitled to notice of and to vote at the Annual Meeting and any postponement, adjournment or continuation thereof.

All stockholders are cordially invited to attend the Annual Meeting in person. Any stockholder attending the Annual Meeting may vote in person even if the stockholder returned a proxy card. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Annual Meeting, you must obtain a “legal proxy” issued in your name from the record holder giving you the right to vote the shares. You will need to bring proof of ownership of Company stock to enter the Annual Meeting.

By Order of the Board of Directors

Andy Sherman

Secretary

December 24, 2012

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, WE ENCOURAGE YOU TO READ THE PROXY STATEMENT ACCOMPANYING THIS NOTICE AND SUBMIT YOUR PROXY OR VOTING INSTRUCTIONS AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING. YOU MAY SUBMIT YOUR PROXY OR VOTING INSTRUCTIONS FOR THE ANNUAL MEETING BY COMPLETING, SIGNING, DATING AND RETURNING YOUR PROXY CARD OR VOTING INSTRUCTION FORM IN THE PRE-ADDRESSED ENVELOPE PROVIDED, OR, IN MOST CASES, BY USING THE TELEPHONE OR THE INTERNET. FOR SPECIFIC INSTRUCTIONS ON HOW TO VOTE YOUR SHARES, PLEASE REFER TO THE SECTION ENTITLED “QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING” IN THE PROXY STATEMENT ACCOMPANYING THIS NOTICE AND THE INSTRUCTIONS ON THE PROXY CARD OR VOTING INSTRUCTION FORM. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE ANNUAL MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE ANNUAL MEETING, YOU MUST OBTAIN A “LEGAL PROXY” ISSUED IN YOUR NAME FROM THE RECORD HOLDER.

Dolby Laboratories, Inc.

100 Potrero Avenue

San Francisco, CA 94103-4813

(415) 558-0200

PROXY STATEMENT

The Board of Directors (“Board”) of Dolby Laboratories, Inc., a Delaware corporation (“we,” “us,” “Dolby” or the “Company”), is soliciting proxies to be used at the Annual Meeting of Stockholders of the Company to be held at the Company’s principal administrative offices located at 999 Brannan Street, San Francisco, CA 94103 on Tuesday, February 5, 2013 at 10:30 a.m. Pacific Standard Time and any postponement, adjournment or continuation thereof (the “Annual Meeting”).

This Proxy Statement and the accompanying notice and form of proxy are first being made available to stockholders on or about December 24, 2012.

INTERNET AVAILABILITY OF PROXY MATERIALS

We are furnishing proxy materials to our stockholders primarily via the internet. On or about December 24, 2012, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy materials, including our Proxy Statement and our 2012 Annual Report. The Notice of Internet Availability of Proxy Materials also instructs you on how to access your voting instructions to be able to vote through the internet or by telephone. Other stockholders, in accordance with their prior requests, have received e-mail notification of how to access our proxy materials and vote via the internet, or have been mailed paper copies of our proxy materials and a proxy card or voting instruction form.

Internet distribution of our proxy materials helps to expedite receipt by stockholders, lowers the cost of the Annual Meeting and conserves natural resources. However, if you would prefer to receive printed proxy materials, please follow the instructions included in the Notice of Internet Availability of Proxy Materials. If you have previously elected to receive our proxy materials electronically, you will continue to receive these materials via e-mail unless you elect otherwise.

QUESTIONS AND ANSWERS ABOUT

THE PROXY MATERIALS AND THE ANNUAL MEETING

What proposals will be voted on at the Annual Meeting?

Six proposals will be voted on at the Annual Meeting:

•	The election of the nine directors specified in this Proxy Statement;

•

An amendment and restatement of the Company’s 2005 Stock Plan to (i) reserve an additional 8,000,000 shares of our Class A Common Stock for issuance thereunder, (ii) re-approve the material terms of the performance metrics thereunder in order for us to continue to be able to grant awards intended to qualify as performance-based compensation under Internal Revenue Code Section 162(m), (iii) approve annual limits on the awards that may be granted to our non-employee directors pursuant to the 2005 Stock Plan, (iv) provide that shares used to satisfy tax withholding obligations related to awards granted under the 2005 Stock Plan will not be available for future grant or sale under the 2005

Stock Plan, (v) provide that no dividend equivalents may be awarded with respect to stock options or stock appreciation rights granted under the 2005 Stock Plan, nor paid on any full-value award granted under the 2005 Stock Plan prior to the vesting of such award, and (vi) make certain other changes as described in this Proxy Statement;

•	An amendment and restatement of the Company’s Employee Stock Purchase Plan to reserve an additional 3,000,000 shares of our Class A Common Stock for purchase thereunder;

•	An advisory vote to approve the compensation of our Named Executive Officers as described in this Proxy Statement;

•	An advisory vote on the frequency of holding future advisory votes to approve the compensation of our Named Executive Officers; and

•	The ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending September 27, 2013.

What are the Board’s recommendations?

Our Board unanimously recommends that you vote:

•	“FOR” election of each of the nominated directors specified in this Proxy Statement (Proposal 1);

•

“FOR” amendment and restatement of the Company’s 2005 Stock Plan to (i) reserve an additional 8,000,000 shares of our Class A Common Stock for issuance thereunder, (ii) re-approve the material terms of the performance metrics thereunder in order for us to continue to be able to grant awards intended to qualify as performance-based compensation under Internal Revenue Code Section 162(m), (iii) approve annual limits on the awards that may be granted to our non-employee directors pursuant to the 2005 Stock Plan, (iv) provide that shares used to satisfy tax withholding obligations related to awards granted under the 2005 Stock Plan will not be available for future grant or sale under the 2005 Stock Plan, (v) provide that no dividend equivalents may be awarded with respect to options or stock appreciation rights granted under the 2005 Stock Plan, nor paid on any full-value award granted under the 2005 Stock Plan prior to the vesting of such award, and (vi) make certain other changes as described in this Proxy Statement (Proposal 2);

•	“FOR” amendment and restatement of the Company’s Employee Stock Purchase Plan to reserve an additional 3,000,000 shares of our Class A Common Stock for purchase thereunder (Proposal 3);

•	“FOR” the approval, on an advisory basis, of the compensation of our Named Executive Officers as described in this Proxy Statement (Proposal 4);

•	“FOR” the approval, on an advisory basis, of an ANNUAL vote on the compensation of our Named Executive Officers (Proposal 5); and

•	“FOR” ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for our fiscal year ending September 27, 2013 (Proposal 6).

Will there be any other items of business on the agenda?

We do not expect any other items of business because the deadline for stockholder proposals and nominations has already passed. Nonetheless, in case other business is brought before the Annual Meeting, the accompanying proxy gives discretionary authority to the persons named on the proxy with respect to voting on any such other matters. Those persons intend to vote that proxy in accordance with their best judgment.

Who is entitled to vote?

Stockholders of record at the close of business on December 13, 2012 (the “Record Date”) may vote at the Annual Meeting. As of the close of business on the Record Date, there were 45,396,091 shares of our Class A Common Stock outstanding and 56,592,456 shares of our Class B Common Stock outstanding. Each share of

Class A Common Stock is entitled to one vote, and each share of Class B Common Stock is entitled to ten votes, on all matters being considered at the Annual Meeting. The Class A Common Stock and Class B Common Stock vote as a single class on all matters described in these proxy materials.

We refer to our Class A Common Stock and our Class B Common Stock collectively as our “Common Stock.” As of the Record Date, holders of Common Stock are eligible to cast an aggregate of 611,320,651 votes at the Annual Meeting.

What constitutes a quorum?

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the voting power of the Common Stock outstanding on the Record Date will constitute a quorum. Both abstentions and broker non-votes (as discussed under “What vote is required to approve each item?” below) are counted for the purpose of determining the presence of a quorum.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Stockholder of Record.  If your shares are registered directly in your name with Dolby’s transfer agent, Computershare Trust Company, N.A., you are considered the “stockholder of record,” with respect to those shares. Stockholders of record received this Proxy Statement and the accompanying 2012 Annual Report and proxy card directly from us.

Beneficial Owner.  If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in street name. Your broker, bank or other nominee, who is considered with respect to those shares the stockholder of record, forwarded the Notice of Internet Availability of Proxy Materials to you. As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote your shares by completing the voting instruction form.

How do I vote?

You may vote using any of the following methods:

•	By Mail

Stockholders of record of Common Stock may submit proxies by completing, signing and dating their proxy cards and mailing them in the accompanying pre-addressed envelopes. If you return your signed proxy but do not indicate your voting preferences, your shares will be voted on your behalf as follows:

•	“FOR” election of each of the nominated directors specified in this Proxy Statement (Proposal 1);

•

“FOR” amendment and restatement of the Company’s 2005 Stock Plan to (i) reserve an additional 8,000,000 shares of our Class A Common Stock for issuance thereunder, (ii) re-approve the material terms of the performance metrics thereunder in order for us to continue to be able to grant awards intended to qualify as performance-based compensation under Internal Revenue Code Section 162(m), (iii) approve annual limits on the awards that may be granted to our non-employee directors pursuant to the 2005 Stock Plan, (iv) provide that shares used to satisfy tax withholding obligations related to awards granted under the 2005 Stock Plan will not be available for future grant or sale under the 2005 Stock Plan, (v) provide that no dividend equivalents may be awarded with respect to stock options or stock appreciation rights granted under the 2005 Stock Plan, nor paid on any full-value award granted under the 2005 Stock Plan prior to the vesting of such award, and (vi) make certain other changes as described in this Proxy Statement (Proposal 2);

•	“FOR” amendment and restatement of the Company’s Employee Stock Purchase Plan to reserve an additional 3,000,000 shares of our Class A Common Stock for purchase thereunder (Proposal 3);

•	“FOR” the approval, on an advisory basis, of the compensation of our Named Executive Officers as described in this Proxy Statement (Proposal 4);

•	“FOR” the approval, on an advisory basis, of an ANNUAL advisory vote to approve the compensation of our Named Executive Officers (Proposal 5); and

•	“FOR” ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for our fiscal year ending September 27, 2013 (Proposal 6).

Dolby stockholders who hold shares beneficially in street name may provide voting instructions by mail by completing, signing and dating the voting instruction forms provided by their brokers, banks or other nominees and mailing them in the accompanying pre-addressed envelopes.

•

By Internet—Stockholders of record of Common Stock with internet access may submit proxies by following the internet voting instructions on their proxy cards. Most Dolby stockholders who hold shares beneficially in street name may provide voting instructions by accessing the website specified on the voting instruction forms provided by their brokers, banks or other nominees. Please check the voting instruction form for internet voting availability. Please be aware that if you submit voting instructions over the internet, you may incur costs such as telephone and internet access charges for which you will be responsible.

•

By Telephone—Stockholders of record of Common Stock who live in the United States or Canada may submit proxies by following the telephone voting instructions on their proxy cards. Most Dolby stockholders who hold shares beneficially in street name and live in the United States or Canada may provide voting instructions by telephone by calling the number specified on the voting instruction forms provided by their brokers, banks or other nominees. Please check the voting instruction form for telephone voting availability.

•

In Person at the Annual Meeting—Shares held in your name as the stockholder of record may be voted in person at the Annual Meeting. Shares held beneficially in street name may be voted in person only if you obtain a legal proxy from the broker, bank or other nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions by mail, telephone, or the internet so that your vote will be counted if you later decide not to attend the Annual Meeting.

Can I change my vote or revoke my proxy?

If you are a stockholder of record, you may revoke your proxy at any time prior to the vote at the Annual Meeting. If you submitted your proxy by mail, you must file with the Secretary of the Company a written notice of revocation or deliver, prior to the vote at the Annual Meeting, a valid, later-dated proxy. If you submitted your proxy by telephone or the internet, you may revoke your proxy with a later telephone or internet proxy, as the case may be. Attendance at the Annual Meeting will not have the effect of revoking a proxy unless you give written notice of revocation to the Secretary before the proxy is exercised or you vote by written ballot at the Annual Meeting. If you are a beneficial owner, you may change your vote by submitting new voting instructions to your broker, bank or other nominee, or, if you have obtained a legal proxy from your broker, bank or other nominee giving you the right to vote your shares, by attending the meeting and voting in person.

What vote is required to approve each item?

Item	Vote Required	Broker Discretionary Voting Allowed
Proposal 1—The election of directors	Plurality of Votes Cast	No

Proposal 2—Amendment and restatement of the Company’s 2005 Stock Plan	Majority of the Shares Entitled to Vote and Present in Person or Represented by Proxy	No

Proposal 3—Amendment and restatement of the Company’s Employee Stock Purchase Plan	Majority of the Shares Entitled to Vote and Present in Person or Represented by Proxy	No

Proposal 4—Advisory vote to approve the compensation of our Named Executive Officers	Majority of the Shares Entitled to Vote and Present in Person or Represented by Proxy	No

Proposal 5—Advisory vote on the frequency of holding future advisory votes to approve the compensation of our Named Executive Officers	Plurality of Votes Cast	No

Proposal 6—The ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for our fiscal year ending September 27, 2013	Majority of the Shares Entitled to Vote and Present in Person or Represented by Proxy	Yes

With respect to Proposal 1, you may vote FOR all nominees, WITHHOLD your vote as to all nominees, or FOR all nominees except those specific nominees from whom you WITHHOLD your vote. The nine nominees receiving the most FOR votes will be elected. A properly executed proxy marked WITHHOLD with respect to the election of one or more directors will not be voted with respect to the director or directors indicated. Proxies may not be voted for more than nine directors and stockholders may not cumulate votes in the election of directors. If you abstain from voting on Proposal 1, the abstention will not have an effect on the outcome of the vote.

With respect to Proposals 2, 3, 4 and 6, you may vote FOR, AGAINST or ABSTAIN. If you ABSTAIN from voting on Proposals 2, 3, 4 or 6, the abstention will have the same effect as an AGAINST vote.

With respect to Proposal 5, you may vote FOR every ONE YEAR, FOR every TWO YEARS, FOR every THREE YEARS, or ABSTAIN. If you abstain from voting on Proposal 5, the abstention will not have an effect on the outcome of the vote.

If you hold your shares beneficially in street name and do not provide your broker or other nominee with voting instructions, your shares may constitute “broker non-votes.” When a proposal is not a “routine” matter and the brokerage firm has not received voting instructions from the beneficial owner of the shares with respect to that proposal, the brokerage firm cannot vote the shares on that proposal. This is called a “broker non-vote.” Proposals 1, 2, 3, 4 and 5 are not considered “routine” matters, but the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm (Proposal 6) is considered a “routine” matter. In tabulating the voting results for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote on that proposal. Thus, broker non-votes would be counted for the purpose of determining a quorum, but will not affect the outcome of any other matter being voted on at the Annual Meeting.

Is cumulative voting permitted for the election of directors?

No. The Company’s Certificate of Incorporation and Bylaws do not permit cumulative voting at any election of directors.

How are proxies solicited?

The costs and expenses of soliciting proxies from stockholders will be paid by the Company. Employees, officers and directors of the Company may solicit proxies. We also have retained Alliance Advisors, LLC to assist in soliciting proxies and we expect to pay Alliance Advisors, LLC approximately $6,750 for such services, plus reasonable out-of-pocket expenses. In addition, we will, upon request, reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to the beneficial owners of Common Stock.

What is the deadline for stockholder proposals for the 2014 Annual Meeting?

The deadline for submitting a stockholder proposal for inclusion in the Company’s proxy statement and form of proxy for the Company’s 2014 Annual Meeting of Stockholders pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), is August 26, 2013.

In addition, our Bylaws contain additional advance notice requirements for stockholders who wish to present certain matters before an Annual Meeting of Stockholders.

Advance Notice of Director Nominations—In general, nominations for the election of directors may be made (1) by or at the direction of the Board or (2) by any stockholder of the Company who (a) was a stockholder of record at the time of the giving of the notice provided for in the Company’s Bylaws and on the record date for the determination of stockholders entitled to vote at the annual meeting and (b) has complied with the notice procedures set forth in the Bylaws, including the delivery of written notice in proper form to the Secretary of the Company within the Notice Period (as defined below) containing specified information concerning the nominees and concerning the stockholder proposing such nominations. If a stockholder wishes only to recommend a candidate for consideration by the Nominating and Governance Committee as a potential nominee for the Company’s Board, see the procedures discussed in “Corporate Governance Matters—Policy for Director Recommendations.”

Advance Notice of Other Business—The Company’s Bylaws also provide that the only business that may be conducted at an annual meeting is business that is (1) brought pursuant to the Company’s proxy materials with respect to such meeting, (2) brought before the meeting by or at the direction of the Board, or (3) a proper matter for stockholder action pursuant to the Bylaws and under Delaware law, properly brought before the meeting by any stockholder who (a) is a stockholder of record at the time of the giving of the notice provided for in the Company’s Bylaws and on the record date for the determination of stockholders entitled to vote at the annual meeting and (b) has complied with the notice procedures set forth in the Bylaws, including the delivery of written notice in proper form to the Secretary of the Company within the Notice Period containing specified information concerning the matters to be brought before such meeting and concerning the stockholder proposing such matters.

The “Notice Period” is defined as that period not later than the 45th day nor earlier than the 75th day before the one-year anniversary of the date on which the Company first mailed its proxy materials or a notice of availability of proxy materials (whichever is earlier) for the preceding year’s annual meeting. If no annual meeting was held in the previous year or the annual meeting is advanced by more than 30 days prior to or delayed by more than 60 days after the one-year anniversary of the date of the previous years’ annual meeting, then the stockholder’s notice must be received no earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of (i) the 90th day prior to such annual meeting or (ii) the tenth day following the day on which Public Announcement (as defined below) of the date of the meeting was first made. “Public Announcement” means disclosure in a press release reported by the Dow Jones News Service, Associated Press or a comparable national news service or in a document publicly filed by the Company with the Securities and Exchange Commission (“SEC”) pursuant to Section 13, 14 or 15(d) of the Exchange Act. The Notice Period for the 2014 annual stockholder meeting will start on October 10, 2013 and end on November 9, 2013.

If a stockholder who has notified the Company of his or her intention to present a proposal at an annual meeting does not appear to present his or her proposal at such meeting, the Company need not present the proposal for vote at the meeting.

A copy of the full text of the Bylaw provisions discussed above may be obtained by writing to the Secretary of the Company. All notices of proposals by stockholders, whether or not intended to be included in the Company’s proxy materials, should be sent to our principal executive offices at Dolby Laboratories, Inc., 100 Potrero Avenue, San Francisco, CA 94103-4813, Attention: Corporate Secretary.

What are the fiscal year end dates?

This Proxy Statement provides information about the matters to be voted on at the Annual Meeting and additional information about Dolby and its executive officers, directors and director nominee. Some of the information is provided as of the end of our 2010, 2011 or 2012 fiscal years and some information is provided as of a more current date. Each of our fiscal years ends on the last Friday of September. Our 2010 fiscal year ended on September 24, 2010, our 2011 fiscal year ended on September 30, 2011, our 2012 fiscal year ended on September 28, 2012 and our 2013 fiscal year ends on September 27, 2013.

PROPOSAL 1

ELECTION OF DIRECTORS

Nominees

Our Board currently consists of nine members. Our Bylaws permit our Board to establish by resolution the authorized number of directors, and nine directors are currently authorized. Ted W. Hall has notified the Board that he will not stand for re-election to the Board at the Annual Meeting, but will continue to serve as a member of the Board until the expiration of his current term ending on the date of the Annual Meeting. The Company acknowledges with gratitude Mr. Hall’s years of service to the Company and its stockholders.

The Board proposes the election of nine directors of the Company, each to serve until the next Annual Meeting of Stockholders or until his or her successor is duly elected and qualified. All incumbent directors, except for Ted W. Hall, are nominees for re-election to the Board. Micheline Chau is standing for election to the Board for the first time. All of the nominees have been recommended for nomination by the Nominating and Governance Committee and all of them, except Ms. Chau, are currently serving as directors of the Company. All nominees except Ms. Chau were elected by the stockholders at last year’s annual meeting. Your proxy cannot be voted for a greater number of persons than the number of nominees named in this Proxy Statement.

In exercising its responsibility for evaluating the composition of the Board, the Nominating and Governance Committee discussed potential director candidates throughout fiscal 2012. In the fourth quarter of fiscal 2012, the Nominating and Governance Committee considered the candidacy of Ms. Chau, who was recommended by a third-party search firm. Following an extensive interview and evaluation process, the Nominating and Governance Committee recommended the nomination of Ms. Chau to the Board and the Board nominated Ms. Chau for election at the Annual Meeting.

Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unavailable to serve. If any nominee is unable or declines to serve as director at the time of the Annual Meeting, an event that the Company does not currently anticipate, proxies will be voted for any nominee designated by the Board to fill the vacancy. Unless otherwise instructed, the proxy holders will vote the proxies received by them “FOR” the nominees named below.

In addition, Ray Dolby, who was a Board member until his retirement in February 2011, currently serves as Founder and Director Emeritus of the Company. In this position, he is entitled to attend meetings of the Board and its committees as an observer and to receive copies of the related meeting materials, but he does not have Board voting rights.

Information Regarding the Nominees and our Founder and Director Emeritus

Names of the nominees and certain biographical information about them as of the Record Date are set forth below:

Name	Age	Position with the Company	Director Since
Kevin Yeaman(1)	46	President, Chief Executive Officer and Director	2009
Peter Gotcher	53	Chairman of the Board of Directors	2003
Micheline Chau	59	Director Nominee	N/A
David Dolby	35	Director	2011
Nicholas Donatiello, Jr.(2)(3)	52	Director	2009
Bill Jasper	65	Director	2003
Sanford Robertson(3)(4)	81	Director	2003
Roger Siboni(2)(4)	58	Director	2004
Avadis Tevanian, Jr.(2)(3)	51	Director	2009

(1)	Member of the Stock Plan Committee
(2)	Member of the Compensation Committee
(3)	Member of the Nominating and Governance Committee
(4)	Member of the Audit Committee

Kevin Yeaman became our President and Chief Executive Officer in March 2009 and has been a member of the Board since he assumed the role of Chief Executive Officer. He joined Dolby as the Chief Financial Officer and Vice President in October 2005, was appointed Senior Vice President in November 2006 and Executive Vice President in July 2007. Prior to joining Dolby, he worked for seven years at E.piphany, Inc., a publicly traded enterprise software company, most recently as the chief financial officer from August 1999 to October 2005. Previously, Mr. Yeaman also served as Worldwide Vice President of Field Finance Operations for Informix Software, Inc., a provider of relational database software, from February 1998 to August 1998. From September 1988 to February 1998, Mr. Yeaman served in Silicon Valley and London in various positions at KPMG LLP, an accounting firm, serving most recently as a senior manager. Mr. Yeaman holds a B.S. degree in commerce from Santa Clara University.

As the Chief Executive Officer and former Chief Financial Officer of the Company, Mr. Yeaman has extensive experience in Dolby’s markets and brings to the Board a deep understanding of the Company, its finances, operations and strategy.

Peter Gotcher has served as a director since June 2003 and as Chairman of the Board of Directors since March 2011. Mr. Gotcher served as Executive Chairman of the Board of Directors from March 2009 until March 2011. Mr. Gotcher is an independent investor. Mr. Gotcher was a venture partner with Redpoint Ventures, a private investment firm, from September 1999 to January 2003. Prior to joining Redpoint Ventures, Mr. Gotcher was a venture partner with Institutional Venture Partners, a private investment firm, from 1997 to September 1999. Prior to joining Institutional Venture Partners, Mr. Gotcher founded and served as the president, chief executive officer and chairman of the board of Digidesign from 1984 to 1995. Digidesign was acquired by Avid Technology, a media software company, in 1995 and Mr. Gotcher served as the general manager of Digidesign and executive vice president of Avid Technology from January 1995 to May 1996. Mr. Gotcher serves on the board of directors of Pandora Media, Inc. Mr. Gotcher also serves on the boards of directors of several private companies. Mr. Gotcher holds a B.A. degree in English literature from the University of California at Berkeley.

As the founder, former chief executive officer and chairman of Digidesign and a former venture capitalist, Mr. Gotcher has a broad understanding of the operational, financial and strategic issues facing public companies. In addition, his service on other boards and committees, including as a member of the Audit and Nominating and Corporate Governance Committees of Pandora Media, Inc., and his extensive experience in Dolby’s markets, provide valuable perspective for the Board and gives him significant operating experience, as well as financial, accounting and corporate governance experience.

Micheline Chau is standing for election by our stockholders for the first time. Ms. Chau served as President and Chief Operating Officer of Lucasfilm Ltd., a film and entertainment company, from April 2003 to September 2012. Prior to assuming her role as President and Chief Operating Officer, Ms. Chau served as Lucasfilm’s Chief Financial Officer, from 1991 to March 2003. Before that, Ms. Chau was Chief Financial/Administrative Officer for Bell Atlantic Healthcare Systems and held other executive-level positions within various industries, including retail, restaurant, venture capital and financial services. Ms. Chau sat on the board of directors of Red Hat, Inc., an open source enterprise software provider, from November 2008 to August 2012, and also served as a member of Red Hat’s Compensation and Nominating and Corporate Governance Committees. In addition, Ms. Chau currently sits on the boards of directors of several private and non-profit entities, including as Vice Chairman of the California Healthcare Foundation.

As the former President, Chief Operating Officer and Chief Financial Officer of Lucasfilm, Ms. Chau brings to our Board senior leadership and significant operating experience, as well as financial and entertainment industry expertise. In addition, as a former public company director and member of the Compensation and Nominating and Corporate Governance Committees of Red Hat, Ms. Chau brings to the Board corporate governance experience.

David Dolby has served as a director and as a consultant to the Board on technology strategy matters since February 2011. Previously, Mr. Dolby served as Manager, Strategic Partnership from May 2008 until February 2011. In this role, Mr. Dolby was responsible for managing Company strategic partnerships and technology standards for internet media encoding, delivery and playback. He represented the Company in technical and business working groups at a variety of international standards groups, including Universal Serial Bus, Digital Living Network Alliance, Digital Entertainment Content Ecosystem Ultraviolet, and Blu-ray Disc Association. Mr. Dolby has attended industry events with the Company for a significant number of years, including Audio Engineering Society, National Association of Broadcasters, International Consumer Electronics Show, ShoWest, Cine Expo International, IFA, and Custom Electronic Design and Installation Association. Before joining the Company from 2006 to 2008, Mr. Dolby was a self-employed entrepreneur and investor. Mr. Dolby attended Stanford Business School between 2004 and 2006. During that time Mr. Dolby served as product manager at Kaleidescape, Inc., a Silicon Valley technology firm focused on high-performance music and movie server systems. From 2003 to 2006, he owned and operated Charter Flight LLC, a private aircraft leasing business. In addition, during 2004, Mr. Dolby was an investment banking analyst focused on technology at Perseus Group (now GCA Savvian). From 2000 to 2002, Mr. Dolby was an employee of NetVMG, a company developing route control software for optimizing multi-homed IP network routing. Before joining NetVMG, Mr. Dolby worked for engineering firms Bechtel and Poe & Associates. Mr. Dolby received a B.S.E. in Civil Engineering from Duke University and an M.B.A. from Stanford University.

Mr. Dolby brings experience to the Board in home theater system technology, software technology productization, and offers a long-term perspective on the growth of the Company and its commitment to excellence in audio and video.

Nicholas Donatiello, Jr. has served as a director since February 2009. Mr. Donatiello has been the President and CEO of Odyssey Ventures, Inc. since September 1993. Prior to founding Odyssey, he was Press Secretary and Campaign Manager for U.S. Senator Bill Bradley and a consultant at McKinsey & Company. Mr. Donatiello is a director of three of the American Funds managed by Capital Research and Management. He also serves on the boards of directors of a number of private companies and since January 2010, as a member of the board of directors for the Schwab Charitable Fund. Mr. Donatiello is also a Lecturer in Accounting at the Stanford Graduate School of Business. Mr. Donatiello served on the board of Gemstar-TV Guide International from July 2000 to May 2008. In addition, Mr. Donatiello served as director of Classmates Media Corporation, a wholly owned subsidiary of United Online, from 2007 to 2010 and as chairman of the board of Northern California Public Broadcasting, Inc. from 2006 through 2008. Mr. Donatiello holds a B.S.E. degree in engineering from Princeton University and an M.B.A. degree from Stanford University.

As the founder, President and CEO of Odyssey Ventures, Inc., a market research firm focused on understanding consumers, media and technology, Mr. Donatiello has extensive experience in the marketing elements of Dolby’s markets. In addition, through his work at McKinsey & Company and his service on the boards of a variety of private and public companies, Mr. Donatiello has a broad understanding of the operational, financial and strategic issues facing companies.

Bill Jasper has served as a director since June 2003. Mr. Jasper joined Dolby in February 1979 as Chief Financial Officer and retired as President and Chief Executive Officer in March 2009. Mr. Jasper served in a variety of positions prior to becoming President in May 1983, including as our Vice President, Finance and Administration and Executive Vice President. Mr. Jasper served on the board of FOCUS Enhancements from March 2001 to September 2008. Mr. Jasper is a member of the Audio Engineering Society, the Society of Motion Picture and Television Engineers and an at-large member of the Academy of Motion Picture Arts and Sciences. Mr. Jasper holds a B.S. degree in industrial engineering from Stanford University and a M.B.A. from the University of California at Berkeley.

With his 30 years of experience as an executive officer of the Company, Mr. Jasper has extensive experience in Dolby’s markets and brings to the Board a deep understanding not only of the role of the Board, but also of the Company and its operations.

Sanford Robertson has served as a director since June 2003. Mr. Robertson has been a partner of Francisco Partners, a technology buyout fund, since 1999. Prior to founding Francisco Partners, Mr. Robertson was the founder and chairman of Robertson, Stephens & Co., a technology investment bank formed in 1978 and sold to BankBoston in 1998. Since the sale, Mr. Robertson has been a technology investor and advisor to several technology companies. Mr. Robertson was also the founder of Robertson, Colman, Siebel & Weisel, later renamed Montgomery Securities, another technology investment bank. Mr. Robertson also serves on the boards of directors of Pain Therapeutics, Inc., RPX Corporation, salesforce.com and the Schwab Charitable Fund. Mr. Robertson holds a B.B.A. and a M.B.A. from the University of Michigan.

As a founder and director of investment banks and funds, Mr. Robertson brings valuable financial and operational expertise to our Board. In addition, his service on other boards and committees, including as a member of the Audit and Nominating and Corporate Governance Committees of salesforce.com and the Audit and Compensation Committees of Pain Therapeutics, Inc., gives him significant operating experience, as well as financial, accounting and corporate governance experience.

Roger Siboni has served as a director since July 2004. Mr. Siboni served as the chairman of the board of directors of E.piphany, Inc., a provider of customer interaction software, from December 1999 until E.piphany, Inc. was acquired by SSA Global Technologies, Inc. in September 2005. Mr. Siboni also served as president and chief executive officer of E.piphany from August 1998 to July 2003. From July 1996 to August 1998, Mr. Siboni was deputy chairman and chief operating officer of KPMG Peat Marwick LLP, a member firm of KPMG International, an accounting and consulting firm. From July 1993 to June 1996, Mr. Siboni was managing partner of KPMG Peat Marwick LLP’s information, communication and entertainment practice. Mr. Siboni also serves on the board of directors of Cadence Design Systems and a number of private companies, including IronPlanet, Inc. which filed a Registration Statement on Form S-1 with the SEC on March 18, 2010. Previously, Mr. Siboni served on (i) the board of FileNet Corporation from December 1998 until it was acquired by IBM in October 2006, (ii) the board of infoGROUP Inc. from January 2009 until it was acquired by CCMP Capital Advisors in July 2010, (iii) the board of ArcSight, Inc. from June 2009 until it was acquired by Hewlett-Packard Company in October 2010, and (iv) the board of Classmates Media Corporation, a wholly owned subsidiary of United Online, from 2007 to 2010. Mr. Siboni holds a B.S. degree in business administration from the University of California at Berkeley.

As a former Chairman of the Board and Chief Executive Officer of E.piphany, Inc., a former Chief Operating Officer of and managing partner of the information, communication and entertainment practice at KPMG LLP and a director of a number of companies, including as a member of the Audit, Finance and Corporate Governance and Nominating Committees of Cadence Design Systems and chairman of the Audit Committee of IronPlanet, Inc., Mr. Siboni has significant operating experience, as well as financial, accounting and corporate governance experience.

Avadis Tevanian, Jr. has served as a director since February 2009. Dr. Tevanian has served as a Managing Director of Elevation Partners, a private equity firm, since joining the firm in January 2010. Dr. Tevanian served as the Software Chief Technology Officer of Apple Inc. from 2003 to 2006. As Software CTO, Dr. Tevanian focused on setting company-wide software technology direction for Apple. Prior to his tenure as Software CTO, Dr. Tevanian was Senior Vice President of Software at Apple, a role he took on when Apple acquired NeXT, Inc. in 1997. As Senior Vice President of Software, Dr. Tevanian led the software engineering team responsible for the creation of Mac OS X and worked as part of Apple’s executive team. Before joining Apple, he was Vice President of Engineering at NeXT, Inc. and was responsible for managing NeXT’s engineering department. Dr. Tevanian started his professional career at Carnegie Mellon University, where he was a principal designer and engineer of the Mach operating system upon which Nextstep, and now OS X and iOS, are based.

Dr. Tevanian is a former board member of Tellme Networks, Inc., an internet telecom company acquired by Microsoft. He holds a B.A. degree in mathematics from the University of Rochester and M.S. and Ph.D. degrees in computer science from Carnegie Mellon University.

With more than 20 years of operational and software expertise, including as Apple’s Chief Software Technology Officer, Dr. Tevanian brings to the Board extensive experience in consumer technology businesses and a deep understanding of the operational and strategic issues facing companies.

There are no family relationships among any of our directors and executive officers.

Set forth below is certain information regarding our Founder and Director Emeritus, Ray Dolby.

Ray Dolby, Founder and Director Emeritus of Dolby Laboratories, Inc., was born in Portland, Oregon, in 1933. From 1949 to 1952, he worked on various audio and instrumentation projects at Ampex Corporation, where, from 1952 to 1957, he was mainly responsible for the development of the electronic aspects of the Ampex® videotape recording system. In 1957, he received a BS degree from Stanford University, and, upon being awarded a Marshall Scholarship and a National Science Foundation graduate fellowship, he left Ampex for further study at Cambridge University in England. He received a PhD degree in physics from Cambridge in 1961 and was elected a Fellow of Pembroke College (Honorary Fellow, 1983). During his last year at Cambridge, he was also a consultant to the United Kingdom Atomic Energy Authority.

In 1963, Mr. Dolby took up a two-year appointment as a United Nations advisor in India, and then returned to England in 1965 to establish Dolby Laboratories in London. In 1976, he moved to San Francisco, where his company established further offices, laboratories, and manufacturing facilities. Mr. Dolby served as chairman of Dolby’s Board of Directors from 1965 until 2009, and he retired from the Board in 2011. He holds more than 50 U.S. patents, and has written papers on videotape recording, long-wavelength X-ray analysis, and noise reduction.

Mr. Dolby’s pioneering work in noise reduction and later in surround sound has earned extensive recognition worldwide. Honors and awards he has received include:

Fellowships and Honorary Membership

•	Audio Engineering Society (AES)

•	Institute of Electrical and Electronics Engineers (IEEE)

•	British Kinematograph Sound and Television Society

•	Society of Motion Picture and Television (SMPTE)

•	Royal Academy of Engineering

Awards

•	Academy of Motion Picture Arts and Sciences: Scientific and Engineering Award; Academy Award® of Merit (Oscar®)

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National Academy of Television Arts and Sciences: Emmy® Award for Outstanding Individual Achievement; Emmy Award for Outstanding Achievement in Engineering Development; Charles F. Jenkins Lifetime Achievement Award

•	AES: Silver and Gold Medal Awards

•	SMPTE: Samuel L. Warner Memorial Medal Award, Alexander M. Poniatoff Gold Medal; Progress Medal

•	IEEE: Masaru Ibuka Consumer Electronics Award; Edison Medal

•	American Electronics Association: David Packard Medal of Achievement

•	Consumer Electronics Hall of Fame

•	National Inventors Hall of Fame

•	Médaille du Festival de Cannes

•	Berlinale Camera

Honorary Degrees and National Recognition

•	US National Medal of Technology

•	Doctor of Science, Cambridge University

•	Doctor of the University, University of York

•	Honorary Officer of the Most Excellent Order of the British Empire (OBE)

See “Corporate Governance Matters” and “Compensation of Directors” for additional information regarding the Board.

The Board of Directors recommends a vote “FOR” the election of each of the nominees set forth above.

CORPORATE GOVERNANCE MATTERS

Board Meetings and Committees

The Board held nine meetings during fiscal 2012. Each of our directors attended at least 75% of the aggregate number of meetings held by the Board and of the committees on which such director served during fiscal 2012.

The standing committees of our Board consist of an Audit Committee, a Compensation Committee, a Nominating and Governance Committee and a Stock Plan Committee, each of which has the composition and responsibilities described below. Each standing committee of the Board acts pursuant to a written charter approved by the Board, which charters are available on the Company’s website at http://www.dolby.com—“About Us”—“Investors”—“Corporate Governance.” Our Board also has convened, and may in the future convene, ad hoc committees of the Board from time to time as it deems necessary or advisable.

The non-management members of the Board also meet in executive session without management present on a regular basis. In addition, the independent members of the Board meet in executive session on a regular basis. The chairpersons of the Audit, Compensation, and Nominating and Governance Committees rotate as Presiding Director of these executive sessions on an annual basis. Roger Siboni, the chairperson of the Audit Committee, is the Presiding Director until January 2013, then the chairperson of the Compensation Committee, currently Nicholas Donatiello, Jr., will act as the Presiding Director until January 2014, at which time the chairperson of the Nominating and Governance Committee, currently Sanford Robertson, will act as the Presiding Director until January 2015.

Audit Committee

The current members of the Audit Committee are Ted W. Hall, Sanford Robertson and Roger Siboni, each of whom is a non-management member of our Board. Mr. Siboni is the chairman of the Audit Committee. The Audit Committee held eight meetings during fiscal 2012. Our Board has determined that each member of the Audit Committee meets the requirements for independence under the current requirements of the New York Stock Exchange (“NYSE”) and the SEC rules and regulations. The Board also has determined that each of Messrs. Hall, Robertson and Siboni meet the requirements for financial literacy under the applicable rules and regulations of the NYSE and SEC, and are “audit committee financial experts” as defined in SEC rules. The Audit Committee is responsible for, among other things:

•	Monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to financial statements or accounting matters;

•	Selecting and hiring our independent auditors, and approving the audit and permissible non-audit services to be performed by our independent auditors;

•	Evaluating the qualifications, performance and independence of our independent auditors;

•	Evaluating the performance of our internal audit function;

•	Reviewing the adequacy and effectiveness of our control policies and procedures;

•	Acting as our Qualified Legal Compliance Committee (“QLCC”);

•	As appropriate, reviewing, approving or ratifying related person transactions in accordance with our Related Person Transaction Policy;

•	Attending to risk management matters as described in “—Board’s Role in Risk Oversight” below; and

•	Preparing the Audit Committee report that the SEC requires in our annual report on Form 10-K and this Proxy Statement.

The Board designated the Audit Committee to act as the Company’s QLCC. The QLCC was created to review any report made directly, or otherwise made known, to the QLCC by attorneys employed or retained by the Company or its subsidiaries of a material violation of U.S. federal or state securities law or similar U.S. federal or state law. The QLCC may receive, consider and investigate reports, retain experts or counsel to assist or advise them and make recommendations of an appropriate response. The QLCC may notify the SEC of any material violation.

The report of the Audit Committee is included in this Proxy Statement.

Nominating and Governance Committee

The current members of the Nominating and Governance Committee are Nicholas Donatiello, Jr., Sanford Robertson and Avadis Tevanian, Jr., each of whom is a non-management member of our Board. Mr. Robertson is the chairman of the Nominating and Governance Committee. The Nominating and Governance Committee held twelve meetings during fiscal 2012. Our Board has determined that each member of the Nominating and Governance Committee meets the requirements for independence under the current requirements of the NYSE and SEC rules and regulations. The Nominating and Governance Committee is responsible for, among other things:

•	Assisting the Board in identifying prospective director nominees and recommending to the Board director nominees for each Annual Meeting of Stockholders;

•	Developing and recommending to the Board governance principles applicable to us;

•	Overseeing the evaluation of the Board, each Board committee and individual directors;

•	Recommending Board committee members to the Board;

•	Making an annual report to the Board on succession planning;

•	Attending to risk management matters as described in “—Board’s Role in Risk Oversight” below; and

•	On a periodic basis, reviewing director compensation and, if appropriate, recommending to the Board any proposed changes in the type or amount of compensation for directors.

Compensation Committee

The current members of the Compensation Committee are Nicholas Donatiello, Jr., Ted W. Hall, Roger Siboni and Avadis Tevanian, Jr., each of whom is a non-employee member of our Board. Mr. Hall served as chairman of the Compensation Committee during fiscal 2012 and through November 13, 2012, at which time Mr. Donatiello was appointed, and continues to serve, as the chairman of the Compensation Committee. The Compensation Committee held eleven meetings during fiscal 2012. Our Board has determined that each member of the Compensation Committee meets the requirements for independence under the current requirements of the NYSE and SEC rules and applicable regulations. The Compensation Committee is responsible for, among other things:

•	Reviewing and approving corporate goals and objectives relevant to our CEO’s compensation and evaluating our CEO’s performance in light of those goals and objectives;

•

Reviewing and approving the following elements of compensation for our CEO and other executive officers: annual base salary, annual incentive compensation (consisting primarily of cash), including the specific performance goals and amounts, long-term incentive compensation (consisting of stock options and restricted stock unit awards), employment agreements, severance arrangements and change in control provisions, and any other significant benefits, compensation or arrangements that are not available to employees generally;

•	Administering the Company’s equity incentive plans, including granting equity awards under such plans;

•	Evaluating and approving compensation plans, policies and programs for our CEO and other executive officers;

•	Attending to risk management matters as described in “—Board’s Role in Risk Oversight” below; and

•	Preparing the Compensation Committee report that the SEC requires in our annual report on Form 10-K and this Proxy Statement.

The Compensation Committee adopted the Equity-Based Award Grant and Vesting Policy (the “Equity Policy”) described under “Compensation Discussion and Analysis—Elements of Executive Compensation—Long-Term Incentive Compensation—Equity-Based Award Grant and Vesting Policy” and acts pursuant to the terms and conditions of the Equity Policy.

The report of the Compensation Committee is included in this Proxy Statement.

Stock Plan Committee

The current members of the Stock Plan Committee are Ted W. Hall and Kevin Yeaman. The Stock Plan Committee held one meeting during fiscal 2012 and also acted by written consent. The Stock Plan Committee has the authority to grant stock options, stock appreciation rights and restricted stock unit awards to newly hired employees and consultants, who will not be executive officers or directors of the Company on the date of grant, and make performance/promotion or retention grants of equity awards to employees and consultants who are not executive officers or directors of the Company on the date of grant. Equity awards granted by the Stock Plan Committee are subject to the terms and conditions of the Equity Policy described under “Compensation Discussion and Analysis—Elements of Executive Compensation—Long-Term Incentive Compensation—Equity-Based Award Grant and Vesting Policy.” The Stock Plan Committee granted equity awards on twelve occasions in fiscal 2012.

Board’s Role in Risk Oversight

Our Board is responsible for overseeing management of the Company’s risks. Management is responsible for establishing our business and operational strategies, identifying and assessing the related risks and implementing appropriate risk management practices on a day-to-day basis. Our Board reviews our business and operational strategies and management’s assessment of the related risk, and discusses with management the appropriate level of risk for the Company. The Board meets with management at least quarterly to review, advise and direct management with respect to strategic business risks, operational risks, legal risks and risks related to the Company’s acquisition strategies, among others. The Board also delegates oversight to Board committees to oversee selected elements of risk.

The Audit Committee oversees financial risk exposures, including monitoring the Company’s financial condition and investments, the integrity of the Company’s financial statements, accounting matters, internal controls over financial reporting, the independence of the Company’s independent registered public accounting firm, KPMG, and guidelines and policies with respect to risk assessment and risk management. The Audit Committee receives periodic internal controls and related assessments from the Company’s finance department and an annual attestation report on internal control over financial reporting from KPMG. The Audit Committee oversees the Company’s annual enterprise business risk assessment which is conducted by the Company’s Internal Audit Department. The annual enterprise business risk assessment reviews the primary risks facing the Company and the Company’s associated risk mitigation measures. In addition, the Audit Committee discusses other risk assessment and risk management policies of the Company periodically with management.

The Compensation Committee oversees the design of compensation structures that create incentives that encourage behaviors and decisions consistent with the Company’s business strategy, including as described in the Compensation Discussion and Analysis below.

The Nominating and Governance Committee assists the Board in fulfilling its oversight responsibilities with respect to the management of risks associated with Board organization, membership, structure and compensation, succession planning for our directors and executive officers and corporate governance policies.

Board Leadership Structure

The Company’s Corporate Governance Guidelines provide that the Board does not have a policy regarding the separation of the offices of the Chairman of the Board and Chief Executive Officer and that the Board shall be free to choose its Chairman of the Board in any way that it deems best for the Company at any given point in time. The Board believes that these issues should be considered as part of the Board’s broader succession planning process.

The Board has determined that having two different individuals serve in the roles of Chairman of the Board and Chief Executive Officer is in the best interest of the Company’s stockholders at this time. Mr. Yeaman currently serves as our Chief Executive Officer and Mr. Gotcher currently serves as our Chairman of the Board. The Chief Executive Officer is responsible for setting the strategic direction for the Company and the day-to-day leadership and performance of the Company, while the Chairman of the Board provides overall leadership to the Board. The Chairman also works with the Chief Executive Officer to prepare Board meeting agendas and chairs meetings of the Board. The leadership structure allows the Chief Executive Officer to focus on his operational responsibilities, while keeping a measure of independence between the oversight function of our Board and those operating decisions. The Board believes that this leadership structure provides an appropriate allocation of roles and responsibilities at this time.

Board Independence

The Board has determined that Ms. Chau and Messrs. Donatiello, Hall, Jasper, Robertson, Siboni and Dr. Tevanian do not have any material relationship with the Company and are independent within the meaning of the standards established by the NYSE. In making that determination, the Board considered all relevant facts and circumstances, including the director’s commercial, accounting, legal, banking, consulting, charitable and familial relationships.

With respect to Mr. Robertson, the Board specifically considered the following:

•

Mr. Robertson is a co-founder and general partner of Francisco Partners (“Francisco”). In December 2010, an affiliate of Francisco acquired the Grass Valley Broadcast business of the Grass Valley Group (“Grass Valley”) from Technicolor S.A. Dolby licenses technologies to a Grass Valley subsidiary that was acquired by Francisco. The Board has concluded that our relationship with the subsidiary acquired by Francisco was not a material relationship that would impede the exercise of independent judgment by Mr. Robertson.

With respect to Mr. Jasper, the Board specifically considered the following:

•	Mr. Jasper retired as President and Chief Executive Officer of the Company in March 2009 and has not held a management position with the Company for more than three years.

Policy for Director Recommendations

It is the policy of the Nominating and Governance Committee to consider recommendations for candidates to the Board from stockholders holding at least 250,000 shares of the Company’s Common Stock continuously for at least 12 months prior to the date of the submission of the recommendation.

A stockholder that wants to recommend a candidate for election to the Board should send the recommendation by letter to Dolby Laboratories, Inc., 100 Potrero Avenue, San Francisco, CA 94103-4813, Attn: General Counsel. The recommendation must include the candidate’s name, home and business contact information, detailed biographical data, relevant qualifications, a signed letter from the candidate confirming willingness to serve, information regarding any relationships between the candidate and the Company and evidence of the recommending stockholder’s ownership of Company stock. Such recommendations must also include a statement from the recommending stockholder in support of the candidate, particularly within the context of the criteria for Board membership, addressing issues of character, integrity, judgment, diversity of experience, diversity of perspective, independence, area of expertise, corporate experience, length of service, potential conflicts of interest, other commitments and the like and personal references.

The committee will use the following procedures to identify and evaluate any individual recommended or offered for nomination to the Board:

•	The committee will consider candidates recommended by stockholders in the same manner as candidates recommended to the committee from other sources;

•	In its evaluation of director candidates, including the members of the Board eligible for re-election, the committee will consider the following:

•	The current size and composition of the Board and the needs of the Board and the respective committees of the Board;

•

Without assigning any particular weighting or priority to any of these factors, such factors as character, integrity, judgment, diversity of experience, diversity of perspective, independence, area of expertise, corporate experience, length of service, potential conflicts of interest, other commitments and the like; and

•	Other factors that the committee may consider appropriate;

•	The committee requires the following minimum qualifications, which are the desired qualifications and characteristics for Board membership, to be satisfied by any nominee for a position on the Board:

•	The highest personal and professional ethics and integrity;

•	Proven achievement and competence in the nominee’s field and the ability to exercise sound business judgment;

•	Skills that are complementary to those of the existing Board;

•	The ability to assist and support management and make significant contributions to the Company’s success; and

•	An understanding of the fiduciary responsibilities that are required of a member of the Board and the commitment of time and energy necessary to diligently carry out those responsibilities;

•

If the committee determines that an additional or replacement director is required, the committee may take such measures that it considers appropriate in connection with its evaluation of a director candidate, including candidate interviews, inquiry of the person or persons making the recommendation or nomination, engagement of an outside search firm to gather additional information, or reliance on the knowledge of the members of the committee, the Board or management; and

•	The committee may propose to the Board a candidate recommended or offered for nomination by a stockholder as a nominee for election to the Board.

The Company does not maintain a separate policy regarding the diversity of the Board, but during the director nomination process the Nominating and Governance Committee considers diversity of experience and diversity of perspective.

For stockholders who wish to nominate a candidate for election to the Board (as opposed to only recommending a candidate for consideration by the Nominating and Governance Committee as described above), see the procedures discussed in “Questions and Answers About the Proxy Materials and the Annual Meeting—What is the deadline for stockholder proposals for the 2014 Annual Meeting?—Advance Notice of Director Nominations.”

Policies and Procedures for Communications to Non-Management or Independent Directors

In cases where stockholders or interested parties wish to communicate directly with our non-management or independent directors, messages can be sent to our General Counsel, at generalcounsel@dolby.com, or to Dolby Laboratories, Inc., 100 Potrero Avenue, San Francisco, CA 94103-4813, Attn: General Counsel. Our General Counsel monitors these communications and will provide a summary of all received messages to the Board at each regularly scheduled meeting of the Board, or if appropriate, solely to the non-management or independent directors at each regularly scheduled executive session of non-management or independent directors. Where the nature of a communication warrants, our General Counsel may obtain the more immediate attention of the appropriate committee of the Board, non-management or independent directors, of independent advisors or of Company management, as our General Counsel considers appropriate. Our General Counsel may decide in the exercise of his judgment whether a response to any stockholder or interested party communication is necessary.

These procedures do not apply to communications to non-management or independent directors from officers or directors of the Company who are stockholders or interested parties, or to stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act.

Attendance at Annual Meeting of Stockholders

We encourage our directors to attend our Annual Meetings of Stockholders. Eight of the nine members of the Board attended the 2012 Annual Meeting of Stockholders.

Code of Business Conduct and Ethics

The Board has adopted a Code of Business Conduct and Ethics, which is applicable to all of our directors and our employees, including our principal executive officer, principal financial officer, principal accounting officer or controller and persons performing similar functions. The Code of Business Conduct and Ethics is available on the Company’s website at http://www.dolby.com—“About Us”—“Investors”—“Corporate Governance.” The Company will post on the Investor Relations section of our website any amendments or waivers to the Code of Business Conduct and Ethics that are required to be disclosed by the rules of the SEC or NYSE.

Corporate Governance Guidelines

The Board has adopted Corporate Governance Guidelines that address the role and composition of, and policies applicable to, the Board. The Nominating and Governance Committee will periodically review the guidelines and report any recommendations to the Board. The Corporate Governance Guidelines are available on the Company’s website at http://www.dolby.com—“About Us”—“Investors”—“Corporate Governance.”

Equity-Based Award Grant and Vesting Policy

The Compensation Committee has adopted the Equity Policy, which is described in “Compensation Discussion and Analysis—Elements of Executive Compensation—Long-Term Incentive Compensation—Equity-Based Award Grant and Vesting Policy.”

Compensation Committee Interlocks and Insider Participation

The current members of the Compensation Committee are Nicholas Donatiello, Jr., Ted W. Hall, Roger Siboni and Avadis Tevanian, Jr. None of our executive officers has served as a member of the board of directors or compensation committee (or other committee serving an equivalent function) of any entity that has one or more executive officers serving as a member of our Board or Compensation Committee.

Whistleblower Policy

The Audit Committee has established a telephone and internet whistleblower hotline available to employees of the Company for the anonymous submission of suspected violations, including accounting, internal controls, or auditing matters, harassment, fraud and policy violations.

Related Person Transaction Policy

The Company has adopted a Related Person Transaction Policy. See “Certain Relationships and Related Transactions—Review, Approval or Ratification of Related Person Transactions.”

Exchange Act Rule 10b5-1 Trading Plans

As of November 23, 2012, seven of our executive officers and directors had Exchange Act Rule 10b5-1 trading plans. The plans extend through various dates, the latest of which is July 5, 2013, and were adopted during “open windows” as permitted by the Company’s insider trading policy. As of November 23, 2012, a remaining total of approximately 286,760 shares could be sold under these executive officers’ and directors’ trading plans. In addition, (i) Ray and Dagmar Dolby, as Trustees of the Ray Dolby Trust under the Dolby Family Trust Instrument dated May 7, 1999, (ii) Ray and Dagmar Dolby, as Trustees of the Ray Dolby 2002 Trust A dated April 19, 2002, (iii) Ray and Dagmar Dolby, as Trustees of the Ray Dolby 2002 Trust B dated April 19, 2002, (iv) Ray and Dagmar Dolby, as Trustees of the Ray Dolby 2011 Trust A dated December 14, 2011, and (v) Ray and Dagmar Dolby, as Trustees of the Ray Dolby 2011 Trust B dated December 14, 2011 adopted 10b5-1 trading plans which, as of November 23, 2012, had a remaining total of 5,383,052 shares which could be sold and which extend through August 7, 2013.

Executive officers and directors may amend or enter into new trading plans during “open windows” in the future assuming that they are not aware of any material non-public information concerning the Company at the time. Trades pursuant to amendments and new trading plans may not be made until the date of the opening of the next quarterly trading window following the date of such amendment or trading plan. Sale transactions by our executive officers and directors under trading plans will be disclosed publicly through filings with the SEC as required. Trading plan terms do not generally restrict executive officers or directors from making trades outside of the trading plans; provided that any such trades occur during “open windows” and are otherwise subject to the Company’s insider trading policy requirements.

The Company does not undertake any obligation to report Rule 10b5-1 trading plans that may be adopted by any of its officers and directors in the future, or to report any modifications or terminations of any publicly announced plan, except to the extent required by law.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, as of November 23, 2012, as to shares of Common Stock beneficially owned by: (i) each person who is known by the Company to own beneficially more than 5% of either our Class A Common Stock or Class B Common Stock, (ii) our Director Emeritus and Founder, each of our directors and our director nominee, (iii) each of our executive officers named in the Fiscal 2012 Summary Compensation Table under “Executive Compensation and Related Matters” (the “Named Executive Officers”) and (iv) all of our directors, director nominee and executive officers as a group. The information provided in the table is based on our records, information filed with the SEC and information furnished by the respective individuals or entities, as the case may be.

Applicable percentage ownership is based on 45,630,160 shares of Class A Common Stock and 56,592,841 shares of Class B Common Stock outstanding as of November 23, 2012. In computing the number of shares of Common Stock beneficially owned by a person and the percentage ownership of that person, we deemed outstanding (i) shares of Common Stock subject to stock options held by that person that were currently exercisable or exercisable within 60 days of November 23, 2012 and (ii) shares of Common Stock subject to restricted stock unit awards held by that person that vest within 60 days of November 23, 2012. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

Unless otherwise indicated below, the address of each beneficial owner listed on the table is c/o Dolby Laboratories, Inc., 100 Potrero Avenue, San Francisco, CA 94103-4813.

We have determined beneficial ownership in accordance with the rules of the SEC. Except as indicated by the footnotes below, we believe, based on the information available or furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of Common Stock that they beneficially own, subject to applicable community property laws.

	Shares Beneficially Owned				% Total Voting Power(1)
	Class A Common Stock		Class B Common Stock
Name of Beneficial Owner	Shares	%	Shares	%
5% Stockholders:
Ray Dolby Trust(2)	—	—	43,214,722	76.4	70.7
Ray Dolby 2002 Trust A dated April 19, 2002(3)	—	—	1,410,165	2.5	2.3
Ray Dolby 2002 Trust B dated April 19, 2002(4)	—	—	1,810,165	3.2	3.0
Ray Dolby 2011 Trust A dated December 14, 2011(5)	—	—	4,999,000	8.8	8.2
Ray Dolby 2011 Trust B dated December 14, 2011(6)	—	—	4,999,000	8.8	8.2
Dagmar Dolby(7)	—	—	56,433,052	99.7	92.3
Thomas Dolby(8)	—	—	6,409,165	11.3	10.5
Capital World Investors(9)	5,851,621	12.8	—	—	*
Clearbridge Advisors, LLC(10)	5,222,646	11.4	—	—	*
BlackRock, Inc.(11)	2,287,204	5.0	—	—	*

Director Emeritus and Founder, Directors, Director Nominee and Executive Officers:
Ray Dolby(12)	100	*	56,433,052	99.7	92.3
Kevin Yeaman(13)	266,722	*	—	—	*
Lewis Chew	—	—	—	—	—
Ramzi Haidamus(14)	50,114	*	—	—	*
Michael Rockwell(15)	62,075	*	—	—	*
Michael Bergeron	556	*	—	—	*
Murray Demo(16)	—	—	—	—	—
Micheline Chau	—	—	—	—	—
David Dolby(17)	9,721	*	6,809,165	12.0	11.1
Nicholas Donatiello, Jr.(18)	14,650	*	—	—	*
Peter Gotcher(19)	81,597	*	—	—	*
Ted W. Hall(20)	28,304	*	—	—	*
Bill Jasper(21)	100,000	*	10,000	*	*
Sanford Robertson(22)	35,805	*	—	—	*
Roger Siboni(23)	22,500	*	20,000	*	*
Avadis Tevanian, Jr.(24)	16,651	*	—	—	*
All executive officers, director emeritus, directors and director nominee as a group (17 persons)(25)	720,958	1.6	56,463,052	99.7	92.3

*	Less than one percent.
(1)	Percentage total voting power represents voting power with respect to all shares of our Class A Common Stock and Class B Common Stock, as a single class. Each holder of Class B Common Stock is entitled to ten votes per share of Class B Common Stock and each holder of Class A Common Stock is entitled to one vote per share of Class A Common Stock on all matters submitted to our stockholders for a vote. The Class A Common Stock and Class B Common Stock vote together as a single class on all matters submitted to a vote of our stockholders, except as may otherwise be required by law. The Class B Common Stock is convertible at any time by the holder into shares of Class A Common Stock on a one-for-one share basis.
(2)	Includes 43,214,722 shares of Class B Common Stock held of record by the Ray Dolby Trust under the Dolby Family Trust Instrument dated May 7, 1999 (the “Ray Dolby Trust”). Ray Dolby and Dagmar Dolby are Co-Trustees under the Ray Dolby Trust, and their son David E. Dolby is a Special Co-Trustee of the Ray Dolby Trust. Ray Dolby and Dagmar Dolby have shared dispositive power as to the shares held by the Ray Dolby Trust, and Ray Dolby, Dagmar Dolby and David E. Dolby have shared voting power over the shares held by the Ray Dolby Trust, with voting decisions requiring a majority vote of the three Co-Trustees. Ray Dolby and Dagmar Dolby disclaim beneficial ownership of these securities except to the extent of their respective pecuniary interests therein.
(3)	Includes 1,410,165 shares of Class B Common Stock held of record by the Ray Dolby 2002 Trust A dated April 19, 2002 (the “Ray Dolby 2002 Trust A”). Ray Dolby and Dagmar Dolby are Co-Trustees under the Ray Dolby 2002 Trust A. Ray Dolby and Dagmar Dolby have shared dispositive power as to the shares held by the Ray Dolby 2002 Trust A, and Thomas E. Dolby has sole power to direct the voting of the shares as Special Trustee of the Ray Dolby 2002 Trust A. Ray Dolby, Dagmar Dolby and Thomas E. Dolby disclaim their respective beneficial ownership of these securities except to the extent of their respective pecuniary interests therein.
(4)	Includes 1,810,165 shares of Class B Common Stock held of record by the Ray Dolby 2002 Trust B dated April 19, 2002 (the “Ray Dolby 2002 Trust B”). Ray Dolby and Dagmar Dolby are Co-Trustees under the Ray Dolby 2002 Trust B. Ray Dolby and Dagmar Dolby have shared dispositive power as to the shares held by the Ray Dolby 2002 Trust B, and David E. Dolby has sole power to direct the voting of the shares as Special Trustee of the Ray Dolby 2002 Trust B. Ray Dolby, Dagmar Dolby and David E. Dolby disclaim beneficial ownership of these securities except to the extent of their respective pecuniary interests therein.
(5)	Includes 4,999,000 shares of Class B Common Stock held of record by the Ray Dolby 2011 Trust A dated December 14, 2011 (the “Ray Dolby 2011 Trust A”). Ray Dolby and Dagmar Dolby are Co-Trustees under the Ray Dolby 2011 Trust A. Ray Dolby and Dagmar Dolby have shared dispositive power as to the shares held by the Ray Dolby 2011 Trust A, and Thomas E. Dolby has sole power to direct the voting of the shares as Special Trustee of the Ray Dolby 2011 Trust A. Ray Dolby, Dagmar Dolby and Thomas E. Dolby disclaim beneficial ownership of these securities except to the extent of their respective pecuniary interests therein.
(6)	Includes 4,999,000 shares of Class B Common Stock held of record by the Ray Dolby 2011 Trust B dated December 14, 2011 (the “Ray Dolby 2011 Trust B”). Ray Dolby and Dagmar Dolby are Co-Trustees under the Ray Dolby 2011 Trust B. Ray Dagmar and Dagmar Dolby have shared dispositive power as to the shares held by the Ray Dolby 2011 Trust B, and David E. Dolby has sole power to direct the voting of the shares as Special Trustee of the Ray Dolby 2011 Trust B. Ray Dolby, Dagmar Dolby and David E. Dolby disclaim beneficial ownership of these securities except to the extent of their respective pecuniary interests therein.
(7)	Includes the shares referenced in Notes (2) through (6). Ray Dolby and Dagmar Dolby are Co-Trustees under each of the five trusts, and their son David E. Dolby is a Special Co-Trustee of the Ray Dolby Trust. Ray Dolby and Dagmar Dolby have shared dispositive power as to the shares held by the Ray Dolby Trust, the Ray Dolby 2002 Trust A, the Ray Dolby 2002 Trust B, the Ray Dolby 2011 Trust A and the Ray Dolby 2011 Trust B. Ray Dolby, Dagmar Dolby and David E. Dolby have shared voting power over the shares held by the Ray Dolby Trust, with voting decisions requiring a majority vote of the three Co-Trustees. Thomas E. Dolby, son of Ray and Dagmar Dolby, has sole power to direct the voting of the shares as Special Trustee of the Ray Dolby 2002 Trust A and the Ray Dolby 2011 Trust A. David E. Dolby has sole power to direct the voting of the shares as Special Trustee of the Ray Dolby 2002 Trust B and the Ray Dolby 2011 Trust B. Dagmar Dolby disclaims beneficial ownership of these securities except to the extent of her pecuniary interest therein.
(8)	Includes the shares referenced in Notes (3) and (5). Ray Dolby and Dagmar Dolby are Co-Trustees and have shared dispositive power under the Ray Dolby 2002 Trust A and the Ray Dolby 2011 Trust A. Thomas E. Dolby has sole power to direct the voting of the shares as Special Trustee of the Ray Dolby 2002 Trust A and the Ray Dolby 2011 Trust A. Thomas Dolby disclaims beneficial ownership of these securities except to the extent of his pecuniary interest therein.
(9)	Based on a Schedule 13G/A filed with the SEC on February 10, 2012, wherein Capital World Investors (“Capital”) reported beneficial ownership of 5,851,621 shares of Class A Common Stock. Capital reported sole voting and dispositive power as to all of the shares. Capital disclaims beneficial ownership of these securities pursuant to Rule 13d-4 of the Exchange Act. The address for Capital is 333 South Hope Street, Los Angeles, California 90071.
(10)

Based on a Schedule 13G/A filed with the SEC on September 7, 2012, wherein Clearbridge Advisors, LLC (“Clearbridge”) reported beneficial ownership of 5,222,646 shares of Class A Common Stock. Clearbridge reported sole dispositive power as to all of the shares and sole voting power as to 5,001,121 of the shares. The address for Clearbridge is 620 8th Avenue, New York, New York 10018.

(11)

Based on a Schedule 13G/A filed with the SEC on November 9, 2012, wherein BlackRock, Inc. (“BlackRock”) reported beneficial ownership of 2,287,204 shares of Class A Common Stock. BlackRock reported sole voting and dispositive power as to all of the shares. The address for BlackRock is 40 East 52nd Street, New York, New York 10022.

(12)

Includes the shares referenced in Notes (2) through (6). Ray Dolby and Dagmar Dolby are Co-Trustees under each of the five trusts, and David E. Dolby is a Special Co-Trustee of the Ray Dolby Trust. Ray Dolby and Dagmar Dolby have shared dispositive power as to the shares held by the Ray Dolby Trust, the Ray Dolby 2002 Trust A, the Ray Dolby 2002

Trust B, the Ray Dolby 2011 Trust A and the Ray Dolby 2011 Trust B. Ray Dolby, Dagmar Dolby and David E. Dolby have shared voting power over the shares held by the Ray Dolby Trust, with voting decisions requiring a majority vote of the three Co-Trustees. Thomas E. Dolby, son of Ray and Dagmar Dolby, has sole power to direct the voting of the shares as Special Trustee of the Ray Dolby 2002 Trust A and the Ray Dolby 2011 Trust A. David E. Dolby has sole power to direct the voting of the shares as Special Trustee of the Ray Dolby 2002 Trust B and the Ray Dolby 2011 Trust B. Ray Dolby disclaims beneficial ownership of these securities except to the extent of his pecuniary interest therein.

(13)	Shares held in the name of Kevin and Rachel Yeaman, Trustees of the Yeaman Family Trust dated May 14, 2009 (the “Yeaman Trust”). Includes stock options held in the name of the Yeaman Trust to purchase 225,335 shares of Class A Common Stock that are exercisable within 60 days of November 23, 2012. Includes 20,325 shares of Class A Common Stock subject to restricted stock unit awards that vest within 60 days of November 23, 2012.
(14)	Includes stock options held by Mr. Haidamus to purchase 39,389 shares of Class A Common Stock that are exercisable within 60 days of November 23, 2012. Includes 10,725 shares of Class A Common Stock subject to restricted stock unit awards that vest within 60 days of November 23, 2012.
(15)	Includes stock options held by Mr. Rockwell to purchase 51,518 shares of Class A Common Stock that are exercisable within 60 days of November 23, 2012. Includes 10,400 shares of Class A Common Stock subject to restricted stock unit awards that vest within 60 days of November 23, 2012.
(16)	Mr. Demo retired as our Executive Vice President and Chief Financial Officer effective June 3, 2012.
(17)	Includes (i) stock options held by David Dolby to purchase 2,701 shares of Class A Common Stock that are exercisable within 60 days of November 23, 2012, (ii) 43 shares of Class A Common Stock subject to restricted stock unit awards that vest within 60 days of November 23, 2012, and (iii) the shares referenced in Notes (4) and (6). Ray Dolby and Dagmar Dolby are Co-Trustees and have shared dispositive power under the Ray Dolby 2002 Trust B and the Ray Dolby 2011 Trust B. David E. Dolby has sole power to direct the voting of the shares as Special Trustee of the Ray Dolby 2002 Trust B and the Ray Dolby 2011 Trust B. David Dolby disclaims beneficial ownership of the securities referenced in clause (iii) except to the extent of his pecuniary interest therein.
(18)	Shares held in the name of Nicholas Donatiello, Jr., Trustee of the Nicholas Donatiello, Jr. Trust u/a/d April 22, 2011.
(19)	Includes stock options held by Mr. Gotcher to purchase 51,594 shares of Class A Common Stock that are exercisable within 60 days of November 23, 2012.
(20)	Includes stock options held in the name of Ted W. Hall as Trustee of the Hall 2006 Trust to purchase 5,000 shares of Class A Common Stock that are exercisable within 60 days of November 23, 2012.
(21)	Includes stock options held by Mr. Jasper to purchase 75,000 shares of Class A Common Stock that are exercisable within 60 days of November 23, 2012.
(22)	Includes stock options held by Mr. Robertson to purchase 22,501 shares of Class A Common Stock that are exercisable within 60 days of November 23, 2012.
(23)	Includes stock options held by Mr. Siboni to purchase 22,500 shares of Class A Common Stock and 20,000 shares of Class B Common Stock that are exercisable within 60 days of November 23, 2012.
(24)	Shares held in the name of Avadis Tevanian, Jr. and Nancy Tevanian Trust u/a/d 5/29/96.
(25)	Includes (i) stock options held by all executive officers and directors to purchase an aggregate of 518,451 shares of Class A Common Stock and 20,000 shares of Class B Common Stock that are exercisable within 60 days of November 23, 2012 and (ii) 50,743 shares of Class A Common Stock subject to restricted stock unit awards held by all executive officers and directors that vest within 60 days of November 23, 2012.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Review, Approval or Ratification of Related Person Transactions

The Board has adopted a written Related Person Transactions Policy. Pursuant to this policy, any related person transaction proposed or entered into by the Company must be reviewed, approved or ratified by the Audit Committee in accordance with the terms of the policy. A “related person transaction,” is a transaction between the Company and a related person in which the aggregate amount involved exceeds or may be expected to exceed $120,000 and in which a related person has or will have a direct or indirect material interest. For purposes of the policy, a “related person” is any person who is or was an executive officer, director or nominee for director at any time since the beginning of the last fiscal year and their immediate family members, or a greater than 5% beneficial owner of any class of the Company’s voting securities at the time of the occurrence or existence of the transaction and their immediate family members.

Any related person transaction proposed or entered into by the Company that does not fall into a specified exclusion under the policy must be reported to the Company’s General Counsel, and the Audit Committee will review, approve or ratify such transactions in accordance with the terms of the policy. In the course of its review and approval or ratification of a related person transaction, the Audit Committee considers:

•	The approximate dollar value of the amount involved in the transaction;

•	The related person’s interest in the transaction and the approximate dollar value of such interest without regard to any profit or loss;

•	Whether the transaction was undertaken in the ordinary course of business of the Company;

•	Whether the transaction with the related person is proposed to be, or was, entered into on terms no less favorable to the Company than terms that could have been reached with an unrelated third party;

•	The purpose of, and the potential benefits to the Company of, the transaction; and

•	Any other information regarding the transaction or the related person in the context of the transaction that would be material to investors in light of the circumstances of the particular transaction.

In addition, the following, to the extent that they may constitute related person transactions, shall be deemed to be pre-approved or ratified (as applicable) under the terms of the policy:

•

The agreements, arrangements and other permitted uses, rights and activities allowed pursuant to the terms of the At-Will Employment, Proprietary Rights, Non-Disclosure and No Conflicts-of-Interest Agreement between Ray Dolby and the Company, dated November 19, 2004; and

•	The use of certain theatres of the Company by Ray Dolby and/or his related persons.

Since October 1, 2011, we have not been a party to, and we have no plans to be a party to, any related party transactions, other than in connection with the transactions described below.

Employee Proprietary Rights Agreement with Ray Dolby

While an employee of the Company, Ray Dolby entered into an employee proprietary rights agreement which became effective on February 16, 2005. Under the terms of Ray Dolby’s employee proprietary rights agreement, all future inventions created by Ray Dolby related to our business while he was an employee or after the termination of his employment that includes or uses the Company’s trade secrets or confidential information will be assigned to the Company. Under this agreement, Ray Dolby also agreed to abide by a conflicts of interest policy substantially in the form that all other employees are required to sign. However, the conflicts of interest policy that Ray Dolby signed differs from our standard policy in that, among other matters, it permits him to use our equipment, supplies and facilities to conduct research and development on matters unrelated to our business; does not apply to any lease agreement we have entered into or may enter into with him; and permits him to have up to a ten percent interest, instead of up to a two percent interest, in a competitor, customer, licensee or supplier without being in violation of the policy and limits the provision of the policy related to having interests in these entities only to direct interests. Ray Dolby retired as an employee of the Company during fiscal 2009, but the terms of the agreement continue to apply.

Ray Dolby retired from the Board in fiscal 2011 and was appointed “Founder and Director Emeritus.” In this uncompensated position, Ray Dolby is entitled to attend meetings of the Board and its committees as an observer and to receive copies of the related meeting materials, but he does not have Board voting rights.

Real Estate Transactions

Lease for 100 Potrero Avenue

Since 1980, we have leased our principal executive offices located at 100 Potrero Avenue, San Francisco, California from Ray Dolby. We also lease additional parking and warehouse space from Ray Dolby in connection with our lease of 100 Potrero Avenue. In December 2005, we renegotiated the leases and extended their terms until December 31, 2013, with the option to renew the leases for two additional five year terms at a rate equal to the rent that the landlord could obtain for the option term from a third party desiring to lease the premises for the option term, as determined by the landlord and agreed to by us. Our rent expense for these facilities was $1.1 million in fiscal 2012 and the estimated rent expense over the remaining life of the leases for these facilities is $12.5 million (assuming that we exercise our option to renew the leases for two additional five year terms beyond their December 31, 2013 expiration and assuming a rate equal to the current rent). We are generally responsible for the condition, operation, repair, maintenance, security and management of the properties. We have also agreed to indemnify and hold Ray Dolby, as landlord, harmless from and against certain liabilities, damages, claims, costs, penalties and expenses arising from our conduct related to the properties.

Jointly Owned Real Estate Entities

As of December 13, 2012, the Ray Dolby Trust, the Dolby Family Trust Instrument dated May 7, 1999 (“Dolby Family Trust”) or Dolby Wootton Bassett, LLC (“DWB”), of which Ray Dolby and Dagmar Dolby as Trustees of the Dolby Family Trust are collectively the sole member, owns a majority financial interest in five real estate entities that own and lease commercial real property to us. We own the remaining financial interests in these real estate entities. The following table sets forth, as of December 13, 2012, for each of the five real estate entities, the person or entity that owns the majority financial interest in the real estate entity, the percentage interest owned by the majority owner in such real estate entity and the location of the property subject to the applicable lease. The leased property in San Francisco, California includes our principal administrative offices at 999 Brannan Street.

Real Estate Entity	Majority Owner	Majority Ownership Interest	Location of Property Leased to Us
Dolby Properties, LLC	Ray Dolby Trust	62.5%	San Francisco, California
Dolby Properties Burbank, LLC	Dolby Family Trust	51.0%	Burbank, California
Dolby Properties Brisbane, LLC	Dolby Family Trust	51.0%	Brisbane, California
Dolby Properties UK, LLC	Dolby Family Trust	51.0%	Wootton Bassett, England
Dolby Properties, LP	DWB	90.0%	Wootton Bassett, England

Our expense recorded for rents payable to such entities was $4.8 million in fiscal 2012 and the estimated rent expense over the remaining life of the various leases for these facilities is $6.9 million.

When we negotiate a lease agreement with Ray Dolby or any of the jointly owned real estate entities, we engage real estate brokers to provide fair market rent and lease terms based on a summary of comparable properties located in the area of the subject property. The brokers are instructed that the transaction is intended to be completed on an “arm’s-length” basis. We believe that all of our leases were entered into on a reasonable fair market basis.

Other Arrangements with Ray Dolby

In the past, we have allowed Ray Dolby and members of his family to use our office facilities for their personal purposes on a limited basis, and we expect this use to continue in the future. For example, Ray Dolby currently uses one office in one of our facilities for non-Company related activities. In addition, members of Ray Dolby’s family are allowed to use our conference and screening rooms for personal purposes up to ten times per year. We estimate that the incremental cost to the Company of such personal use by Ray Dolby’s family was less than $15,000 in fiscal 2012. In addition, in fiscal 2012 we paid Ray Dolby $1,200 per month for the use by our employees of a condominium he owns in Alpine Meadows, California. Our Board has approved of these arrangements, and has approved the continuation of these arrangements in the future.

COMPENSATION DISCUSSION AND ANALYSIS

The discussion below is intended to:

•

Assist you in evaluating the detailed information regarding the compensation of our Named Executive Officers (which we define below) provided in the section of this Proxy Statement entitled “Executive Compensation and Related Matters;”

•	Explain our executive compensation program and philosophy; and

•	Review how the Compensation Committee of the Board of Directors (for purposes of this section, the “Committee”) made its decisions regarding executive compensation for fiscal 2012.

Following the Report of the Compensation Committee of the Board of Directors, you will find a series of tables containing specific information about the compensation awarded, earned or paid in fiscal 2012 to our Named Executive Officers.

Background—Named Executive Officers

Throughout this Proxy Statement, we frequently refer to our “Named Executive Officers.” These are the individuals whose compensation is set forth in the Summary Compensation Table and the tables that follow. For fiscal 2012, our Named Executive Officers were:

•	Kevin Yeaman, our President and Chief Executive Officer;

•	Murray Demo, our former Executive Vice President and Chief Financial Officer;

•	Lewis Chew, our current Executive Vice President and Chief Financial Officer;

•	Ramzi Haidamus, our Executive Vice President, Marketing and Business Development;

•	Michael Rockwell, our Executive Vice President, Advanced Technology Group; and

•	Michael Bergeron, our Senior Vice President, Worldwide Sales and Field Operations.

In November 2011, Mr. Demo announced his retirement as our Executive Vice President and Chief Financial Officer, which became effective on June 3, 2012. In March 2012, the Board of Directors appointed Mr. Chew as our Executive Vice President and Chief Financial Officer, effective June 4, 2012. From March 27 until he assumed the responsibilities of Executive Vice President and Chief Financial Officer, Mr. Chew was employed by us in a part-time, non-executive capacity, during which time he received a pro-rated portion of his fiscal 2012 base salary commensurate with his part-time schedule

Effective August 20, 2012, Mr. Haidamus, then serving as our Executive Vice President, Sales and Marketing, assumed the role of Executive Vice President, Marketing and Business Development, and Mr. Rockwell, then serving as our Executive Vice President, Products and Technologies, assumed the role of Executive Vice President, Advanced Technology Group. In addition, effective August 20, 2012, Mr. Bergeron, who had been hired as our Senior Vice President, Worldwide Sales and Field Operations in April 2012, was designated as an executive officer of the Company.

In connection with these senior management changes, the Committee made a number of compensation-related decisions in addition to fulfilling its customary duties in overseeing our executive compensation program, as described below.

Executive Summary

Our Business

We are a global leader in innovative technologies used by the entertainment industry. Specifically,

•	We develop and market products and services that enable content creators, including movie and television studios, to encode their content in our technologies;

•

We develop and market products, tools, and technologies for content distributors and aggregators, such as cable, satellite and IP TV providers, as well as online video services, to distribute content encoded in our technologies; and

•

We develop, market, and license audio technologies to the manufacturers of consumer electronics devices that play back entertainment content, such as TVs, tablets, smartphones, PCs, and DVD players, to ensure that content is ultimately experienced as the creator and distributor intended.

In addition, increasingly, we have expanded our research and development efforts into new technologies, allowing us to enter into the markets for imaging and voice communications products and services.

We generate revenue by licensing our technologies to original equipment manufacturers of consumer entertainment products and software vendors in 44 countries. We also generate revenue by selling products and related services to creators and distributors of entertainment content. Our licensees distribute products incorporating our technologies throughout the world. Additionally, we sell our products and provide services in over 80 countries.

Today, we derive the majority of our revenue from the licensing of our audio entertainment technologies. Licensing revenue represented 77%, 83%, and 86% of our total revenue in fiscal 2010, 2011, and 2012, respectively.

For more information about our business, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our 2012 Annual Report.

Our Multi-Year Business Strategy

Many of the industry sectors in which we operate are highly competitive and characterized by frequent and sweeping technological advances, rapidly changing market requirements, shortening product life cycles, and the constant emergence of new market participants. Consequently, our ability to compete successfully in these sectors depends on our ability to develop, market, and license innovative products and services that are responsive to these ever-evolving dynamics.

In recent years, technological advances have reshaped the production and distribution of entertainment content. At the same time, the rapid and widespread growth in the number and types of devices for content playback has dramatically altered consumer use patterns. Fueled by the increased capacity of broadband and mobile networks, and the growing variety and capabilities of internet-connected devices, there has been a dramatic rise in online content consumption, forcing market participants to recognize and respond to changes in consumer behavior.

As entertainment and information distribution and delivery systems began to emerge to fulfill consumers’ appetite to enjoy the expanded array of content on their increasing collection of devices, it became imperative that we evolve our products and services to meet the needs of these new distribution channels. We also recognized the benefits of forming strategic relationships with the major participants in these distribution channels, many of which were new market entrants. Consequently, in addition to maintaining consistently strong financial performance, the Board of Directors tasked our senior management with formulating a strategy for responding to these developments to ensure our long-term success.

In response, our senior management, under the leadership of our Chief Executive Officer, embarked on a series of multi-year strategic initiatives to refocus our product development and marketing activities, diversify our revenue streams, and ensure our future growth by partnering with leading companies in the entertainment content creation and distribution industries. Broadly speaking, these initiatives, which began in fiscal 2009, have largely focused on four objectives:

•	Establishing our technologies as the global standard for delivery of high-quality content in digital form over broadcast networks;

•	Initiating the inclusion of our technologies in mobile devices that play back content, such as tablets and smartphones;

•

Establishing our technologies as standards for delivery of high-quality entertainment content over the internet and mobile networks, including forming relationships with key digital entertainment content distributors and aggregators, such as Amazon.com, Inc. and Netflix, Inc.; and

•	Identifying and investing in new growth areas and diversifying our revenue mix.

Consistent with these initiatives, we have invested significant resources to take advantage of the ongoing transition to digital television. Our technologies have been incorporated into the national standards for digital television in most of the significant countries or regions in the world that have established such standards. As a result, the percentage of televisions sold globally that include our technologies has grown from approximately 26% in fiscal 2008 to approximately 65% in fiscal 2012. At the same time, we have entered into strategic relationships with numerous cable, satellite and IP TV providers worldwide, resulting in an increase in the inclusion of our technologies in all set-top boxes sold worldwide from approximately 32% in fiscal 2008 to approximately 48% in fiscal 2012.

The introduction and rapid growth of increasingly powerful portable consumer electronic devices capable of playing back high-quality content, such as smartphones and tablets, has also created a significant opportunity for us. In recent years, we have focused significant resources on our strategy to evolve our products and services to enhance the audio experience on these devices. As a result, we have been able to make significant progress in penetrating this very large and rapidly-growing market. From only a few devices in fiscal 2010, our technologies were embedded in approximately 15% of all smartphones and tablets sold worldwide during fiscal 2012.

Over the past few years, we have expended significant effort in cultivating relationships with digital entertainment distributors and aggregators. As a result, we have successfully forged agreements with key online video service providers to use our technologies to enable delivery of high-quality content online, including with Netflix, Inc., Apple Inc., Amazon.com, Inc., HBO Go, and Vudu, Inc.

Historically, our licensing revenue growth has been driven by the inclusion of our audio technologies in the optical disc formats incorporated in physical media playback devices. For example, as recently as fiscal 2008, we generated approximately two-thirds of our revenue from optical disc-based platforms, and approximately one-third of our revenue from non-optical disc-based platforms.

Our successful execution of the strategic initiatives described above is reflected in our fiscal 2012 revenue mix, where approximately 57% of our licensing revenue was generated from non-optical disc sources compared to only approximately 36% in fiscal 2008.

*	Our optical disc-based revenue is generated from the licensing of technologies that enable DVD or Blu-ray Disc playback, including the licensing of such technologies in the Microsoft Windows operating system, in independent PC DVD software players, and in consumer DVD and Blu-ray Disc players. However, most of these products can also receive content over mobile or online networks. Non-optical disc-based revenue is generated from the sale of technologies other than those used to enable DVD or Blu-ray Disc playback. Non-optical disc-based revenue includes licensing revenue derived from products such as TVs, set-top boxes, and mobile devices, as well as from the incorporation of our other technologies in a range of devices.

Finally, we have invested significant resources in research into and development of new technologies that are intended to enable us to support the diversification of our revenue sources and our entry into new markets; specifically, the markets for imaging and voice products and services. These investments began to bear fruit in 2011 and 2012 in the form of new products announced or introduced into the market, including our Professional Reference Monitor, glasses-free consumer Dolby 3D, and Dolby Voice.

Fiscal 2012 Business and Financial Highlights

The successes described above have been largely the result of our ability to form significant long-term relationships with, and technology solutions for, several of the leading digital entertainment distributors and aggregators, a process to which our Chief Executive Officer and other members of senior management devoted considerable attention over the past several years. During fiscal 2012, their efforts resulted in the completion of several notable transactions in support of our long-term growth initiatives, including the following:

•	Our entry into a relationship with Microsoft Corporation for the inclusion of our audio technologies in its cloud-based encoding and media-management platforms;

•	Our entry into a relationship with Microsoft Corporation for the inclusion of our audio technologies in Windows 8 tablets and personal computers;

•	Our entry into a relationship with Amazon.com, Inc. for the inclusion of our audio technologies in its Kindle Fire HD tablets;

•	Our introduction of a next generation of digital cinema audio called Dolby Atmos, which we believe has been embraced as a transformational technology by the cinema industry;

•	Our entry into a strategic partnership with Royal Philips Electronics (Philips) for the commercialization of a set of glasses-free consumer 3D technologies marketed under the Dolby 3D brand; and

•	Our entry into a relationship with BT Conferencing for the inclusion of our Dolby Voice technology on a trial basis in its audio conferencing solutions.

Our key financial highlights for fiscal 2012 were as follows:

•	Our total revenue was $926.3 million, compared to $955.5 million in fiscal 2011;

•	Our GAAP net income was $264.3 million, or $2.46 per diluted share, compared to $309.3 million, or $2.75 per diluted share, in fiscal 2011; and

•

Our non-GAAP net income was $306.9 million, or $2.85 per diluted share, compared to $339.9 million, or $3.02 per diluted share, in fiscal 2011. A reconciliation of our GAAP to non-GAAP results is set forth in Appendix A to this Proxy Statement.

Thus, in fiscal 2012, our senior management was able to balance strong annual financial performance with progress in achieving our multi-year strategic initiatives, including the following:

•	Continuing to transition our licensing revenue toward non-optical disc-based platforms;

•	Forging new strategic relationships to assist us in capitalizing on our new technologies and capabilities, including bringing several of these technologies and capabilities to market; and

•	Continuing to increase our investment in research in and development of new products and technologies.

We believe that continued progress of this type will position us to drive sustainable long-term growth into the future.

Alignment of Executive Compensation with Our Multi-Year Business Strategy

Consistent with our multi-year business strategy, the Committee has aligned the incentive compensation opportunities of our executive officers to their successful execution of the initiatives described above, thereby making their actual pay amounts almost entirely dependent on the Company’s long-term performance. This philosophy is reflected in our incentive compensation programs, both annual and long-term.

Over the last three fiscal years, as illustrated in the charts* below:

•	Of the target total direct compensation of our Chief Executive Officer, on average, approximately:

•	78% consisted of long-term incentive compensation (consisting of stock options and restricted stock unit awards); and

•	22% consisted of annual compensation, as follows:

•	11% consisted of annual incentive compensation (consisting primarily of cash)

•	11% consisted of base salary

•	Of the target total direct compensation of our other Named Executive Officers who have been with the Company for the past full three fiscal years, on average, approximately:

•	81% consisted of long-term incentive compensation; and

•	19% consisted of annual compensation, as follows:

•	8% consisted of annual incentive compensation

•	11% consisted of base salary

For fiscal 2012, as illustrated in the charts* below:

•	Of the target total direct compensation of our Chief Executive Officer, approximately:

•	78% consisted of long-term incentive compensation; and

•	22% consisted of annual compensation, as follows:

•	11% consisted of annual incentive compensation

•	11% consisted of base salary

•	Of the target total direct compensation of our other Named Executive Officers who have been with the Company for the past full three fiscal years, on average, approximately:

•	84% consisted of long-term incentive compensation; and

•	16% consisted of annual compensation, as follows:

•	7% consisted of annual incentive compensation

•	9% consisted of base salary

*	The long-term incentive compensation percentage is based on the grant date fair value of the underlying equity awards, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation (“ASC 718”) and does not represent the compensation actually realized or realizable by our Named Executive Officers from such awards. The analysis of target total direct compensation excludes the incremental fair value of any replacement restricted stock unit awards granted to our Named Executive Officers in fiscal 2012 pursuant to our stock option exchange program, which is described in “—Stock Option Exchange Program” below.
**	In certain cases, annual incentive compensation may be paid out in the form of restricted stock unit awards, as described in “—Elements of Executive Compensation—Annual Incentive Compensation—Annual Incentive Compensation—Form of Payment” below.

Annual Incentive Compensation

Our annual incentive compensation program consists of performance-based compensation, typically paid in cash. Since fiscal 2009, the aggregate total annual incentive compensation received by our Chief Executive Officer has been equal to 111% of his aggregate total annual incentive compensation target. This compensation has been entirely contingent on the Company’s year-to-year performance, which has rewarded him only to the extent that we have achieved the financial objectives established under our annual operating plan. For fiscal 2012, our Chief Executive Officer received 75% of his annual incentive compensation target, based on our actual level of achievement of our non-GAAP operating income objective for the fiscal year versus our annual operating plan.

In certain cases, annual incentive compensation may be paid out in the form of restricted stock unit awards, as described below in “—Elements of Executive Compensation—Annual Incentive Compensation—Annual Incentive Compensation—Form of Payment.”

Long-Term Incentive Compensation

The Committee believes that our executive officers’ total compensation should be tied to the Company’s long-term performance. Accordingly, the largest portion of our Chief Executive Officer’s total direct compensation is composed of equity awards, which derive their value based on changes in our stock price. Since assuming his current role in fiscal 2009, the Committee has granted equity awards to our Chief Executive Officer in the form of options to purchase shares of our Class A Common Stock and restricted stock unit awards for shares of our Class A Common Stock. Each year, approximately 60% of the grant date fair value of this long-term incentive compensation has taken the form of stock options, thus directly tying a significant portion of his target total direct compensation entirely to increases in the market price of our Class A Common Stock. The remaining approximately 40% of the grant date fair value of this long-term incentive compensation has taken the form of restricted stock unit awards, the value of which also depends on the market price of our Class A Common Stock.

As a result, the cumulative decline in our stock price in recent years has had a significant impact on the value of the equity awards granted to, and, correspondingly, the total compensation realizable by, our Chief Executive Officer during this period, as illustrated by the following table:

(1)	The information in the “Grant Date Value” columns reflects the aggregate grant date fair values of stock options and restricted stock unit awards as reported in the Summary Compensation Table for the year of grant. In the case of stock options, this represents the value calculated under the Black-Scholes option valuation model and, in the case of all other awards, this represents their face value on the date of grant. For the stock options granted in 2010 and 2011 that were subsequently tendered to the Company in connection with the stock option exchange program, the grant date “fair value” amount represents the original option grant value. See “—Stock Option Exchange Program” for more information on our recent stock option exchange program.
(2)	The information in the “Estimated Realizable/Realized Value as of 9/28/12” column reflects (i) the intrinsic value of outstanding and unvested stock options at fiscal year-end (the difference between the option exercise price and the market price of our Class A common stock on September 28, 2012, $32.75 per share), (ii) the intrinsic value of outstanding and unvested restricted stock unit awards (whether original grants or grants received in the stock option exchange program) at fiscal year-end (based on the market price of our Class A common stock on September 28, 2012), and (iii) the intrinsic value of vested restricted stock unit awards (based on the market price of our Class A common stock on an award’s respective vesting date).
(3)	In fiscal 2010, our Chief Executive Officer was granted an option to purchase shares of our Class A Common Stock with a grant date fair value of $2,629,031, and a restricted stock unit award with a grant date fair value of $1,535,700. On August 10, 2012, when the fair value of this stock option was $1,319,729, it was tendered back to the Company and canceled in exchange for a restricted stock unit award with a grant date fair value of 1,415,451 and a new multi-year vesting schedule, to restore the incentive objectives of the original award.
(4)	In fiscal 2011, our Chief Executive Officer was granted an option to purchase shares of our Class A Common Stock with a grant date fair value of $2,636,062, and a restricted stock unit award with a grant date fair value of $1,805,673. On August 10, 2012, when the fair value of this stock option was $1,190,578, it was tendered back to the Company and canceled in exchange for a restricted stock unit award with a grant date fair value of $1,057,203 and a new multi-year vesting schedule, to restore the incentive objectives of the original award.

As reflected in the foregoing table, unless the efforts of our Chief Executive Officer translate into sustained long-term value creation, he will not be able maximize the economic benefits of these awards.

Total Stockholder Return

Even with senior management focusing its attention on the execution of our multi-year business strategy, as described above, it has been able to ensure that the Company maintained steady financial results in a challenging and volatile economy. As reflected in the following table, the total return of our Class A Common Stock generally approximates the total return for the New York Stock Exchange Composite Index and the Russell 3000 Index for the five fiscal years ended September 28, 2012:

(1)	The amounts presented in the table assume an investment of $100 in our Class A Common Stock at the closing market price of $34.82 per share on September 28, 2007, and in the NYSE Composite Index and the Russell 3000 Index on the same date, and the reinvestment of any dividends.
(2)	The information presented in the table is not intended to forecast or be indicative of possible future performance of our Class A Common Stock. Furthermore, the table is not to be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities under that provision, and is not to be deemed to be incorporated by reference into any of our filings under the Securities Act of 1933 or the Exchange Act.

Based on the current design of our executive compensation program, the Committee is satisfied that our Chief Executive Officer’s realizable compensation is aligned with our multi-year performance.

Fiscal 2012 Executive Compensation Highlights

At the beginning of fiscal 2012, in recognition of our strong operational performance during fiscal 2011, and to reinforce its desire that senior management continue to balance near-term financial performance with the longer-term strategic imperatives embodied in our multi-year business strategy, the Committee took the following actions with respect to the compensation of our Named Executive Officers (except for Messrs. Chew and Bergeron, who did not join us until later in the fiscal year):

•

Base Salary. We increased their base salaries (including the base salary of our Chief Executive Officer) by 3% for calendar year 2012, consistent with merit-based increases for our U.S. workforce (which was based on competitive merit increase survey data for technology companies).

•	Annual Incentive Compensation.

•

We approved their annual incentive compensation targets (stated as a percentage of base salary for 2012) for the same levels as in fiscal 2011 (100% for our Chief Executive Officer and 65% for our other Named Executive Officers), except for Mr. Haidamus, whose annual incentive compensation target increased from 65% to 85% from fiscal 2011 to fiscal 2012, to better align his base salary and annual incentive compensation target with competitive market practice at the time for his role as our head of sales and marketing.

•

In addition, following the end of fiscal 2012, in recognition of their successful achievement of several of our short-term and long-term strategic initiatives, as well as consideration of our financial performance for the fiscal year, the Committee funded the bonus pool under the Fiscal 2012 Dolby Executive Annual Incentive Plan, our annual incentive compensation plan for executives, at 75% of the target funding level and, correspondingly, approved annual incentive compensation awards for our Named Executive Officers representing 75% of their annual incentive compensation targets. In reaching this decision, the Committee determined that senior management had successfully completed the vast majority of its operational and strategic objectives for the year, but also noted that we did not achieve our target operating income objective for the year.

•

Long-Term Incentive Compensation. We approved equity awards for each of them, the fiscal 2012 grant date fair values of which, when compared with the grant date fair values for the corresponding fiscal 2011 equity awards for each respective Named Executive Officer, ranged from a 4% increase to a 5% decrease.

In addition, during the course of fiscal 2012, in connection with the management changes described in “—Background—Named Executive Officers” above, we:

•	Entered into a short-term cash incentive arrangement with Mr. Demo in connection with his resignation, in lieu of his participation in the Fiscal 2012 Dolby Executive Annual Incentive Plan;

•	Extended employment offer letters to Messrs. Chew and Bergeron setting forth their respective base salaries, annual incentive compensation targets and new hire equity awards; and

•	Granted additional stock option and restricted stock unit awards to Messrs. Haidamus and Rockwell in connection with their respective new roles with the Company.

The material terms of these arrangements are described more fully in the body of this Compensation Discussion and Analysis.

Executive Compensation Policies

In discharging its responsibilities relating to executive compensation, the Committee, with the assistance of its compensation consultant, Compensia, Inc., monitors trends and developments in compensation “best practices” and looks to enhance the effectiveness of our executive compensation program on an ongoing basis. As a result, our executive compensation program includes:

•	An annual stockholder advisory vote on the compensation of our Named Executive Officers, beginning with our 2013 Annual Meeting of Stockholders;

•

An effective pay-for-performance orientation, including the use of long-term incentive compensation, consisting of options to purchase shares of our Class A Common Stock and restricted stock unit awards for shares of our Class A Common Stock, which represents the largest portion of each executive officer’s total compensation package;

•	A practice of not providing “golden parachute” excise tax gross-ups for our executive officers;

•

“Double-trigger” vesting acceleration arrangements in connection with a change in control of the Company (that is, accelerated vesting that is triggered only upon certain terminations of employment following a change in control of the Company) for equity awards granted to our executive officers;

•	A practice of only providing our executive officers with perquisites that are both customary in the industry in which we operate and in furtherance of accomplishing our business objectives;

•	The use of extensive compensation survey data, as well as publicly-available data about the compensation practices of our peers, to inform the design of our executive compensation program; and

•	An annual risk assessment with respect to our compensation programs and policies, including the programs and policies for non-executive officer employees.

Consideration of Advisory Vote to Approve Named Executive Officer Compensation

At our 2011 Annual Meeting of Stockholders, we conducted, for the first time, a non-binding, advisory vote of our stockholders to approve the compensation of our Named Executive Officers (a “Say-on-Pay” vote). At that meeting, approximately 98% of the voting power of the shares present and entitled to vote on the proposal voted to “approve” the compensation of our Named Executive Officers. The Committee reviewed the favorable results of this advisory vote, noting the widespread support of our stockholders. At the 2011 Annual Meeting of Stockholders, our stockholders also approved a non-binding, advisory vote to hold future Say-on-Pay votes once every two years (a “Say-When-on-Pay” vote). In accordance with this Say-When-on-Pay vote, we did not hold a Say-on-Pay vote at our 2012 Annual Meeting of Stockholders. The Committee took into consideration the results of the 2011 Say-on-Pay vote in deciding to retain our overall approach to executive compensation in fiscal 2011 and fiscal 2012.

In advance of our 2013 Annual Meeting of Stockholders, the Committee directed senior management to contact several of our largest stockholders, to solicit their views on our executive compensation policies and practices. The Committee was briefed on the feedback received from these calls with our institutional stockholders. The Committee considered this feedback as well as the results of the 2011 Say-on-Pay vote in deciding to retain our overall approach to executive compensation in fiscal 2013.

The Committee will continue to carefully consider the results of our Say-on-Pay votes and feedback from our stockholders in overseeing our executive compensation program.

Overview of Executive Compensation Program

Objectives

The objectives of our executive officer compensation program are to:

•	Provide a competitive compensation package that enables the Company to attract, motivate, and retain high-caliber talent;

•

Provide a total compensation package, aligned with the nature and dynamics of our business, which focuses management on achieving the Company’s annual and long-term corporate objectives and strategies;

•	Reward both individual and collective contributions to Company success consistent with our pay-for-performance orientation; and

•	Emphasize long-term value creation and further align the interests of management and stockholders through the use of equity-based awards.

Consistent with these objectives, our pay positioning strategy emphasizes the total direct compensation opportunities provided to our executive officers and places less weight on the discrete positioning of individual pay elements. In addition, when evaluating total direct compensation, the Committee considers compensation trends as reflected by the companies in our peer group (as identified below) and companies with which we compete for talent, with particular attention paid to the third quartile of the competitive market data for executive talent. Individual elements of compensation are designed to create incentives that are consistent with our business needs and strategic objectives. The actual compensation decisions of the Committee are made in its discretion and are influenced by a variety of factors, including, but not limited to, an individual executive officer’s experience, skills, contributions and performance.

Compensation Elements

The principal individual elements of our executive officer compensation program are summarized below and then described in more detail under “—Elements of Executive Compensation.”

Element	What the Element Rewards	Objective of the Element
Base Salary	• Core competence in the executive officer role relative to experience, skills and contributions to the Company	• Provide a base salary based on competitive market practices

Annual Incentive Compensation (Dolby Executive Annual Incentive Plan)	• Contributions toward achieving our annual financial (revenue and profit) goals, as well as individual and team performance

•   Provide performance-based compensation, typically paid in cash, with bonus amounts above a certain threshold payable in restricted stock unit awards, subject to vesting

•   Motivate achievement of critical annual business objectives and maintain a high level of team and individual performance

Long-Term Incentive Compensation (Stock Options and Restricted Stock Unit Awards)	• Sustained stock price appreciation • Continued employment with the Company over a multi-year period

•   Encourage focus on long-term strategic objectives

•   Further align the interests of executive officers and stockholders

•   Ensure efficient use of compensation resources to achieve competitive total direct compensation

Generally Available Benefits (including health and life insurance and retirement (Section 401(k)) and disability plans)	• Core competence in the executive officer role	• Provide retirement and welfare benefits generally available to all full-time employees

Severance and Change in Control Arrangements	• Continued employment by an executive officer in light of potential or actual change in control of the Company

•   Encourage executive officer retention and continuity of management in the event of a potential or actual change in control of the Company

•   Other than the vesting acceleration provided to all employees under our stock plans, such arrangements are used selectively on a case-by-case basis by the Company as recruitment/ promotion inducements and provide certain benefits in the event of an involuntary loss of employment

•   All change in control arrangements are subject to a “double-trigger”

Compensation Mix

Our executive officers’ compensation packages are designed to deliver an appropriate set of incentives and are comprised of a base salary and incentive compensation, both annual and long-term. Base salary represents the smallest portion of an executive officer’s target total direct compensation. Incentive compensation is delivered in the form of annual incentives, typically consisting of cash, and long-term incentives consisting of stock options and restricted stock unit awards, which collectively represent the largest portion of an executive officer’s total compensation package.

In fiscal 2012:

•	Of the target total direct compensation of our Chief Executive Officer, approximately:

•	78% consisted of long-term incentive compensation; and

•	22% consisted of annual compensation, as follows:

•	11% consisted of annual incentive compensation

•	11% consisted of base salary

•	Of the target total direct compensation of our other Named Executive Officers who have been with the Company for the past full three fiscal years, on average, approximately:

•	84% consisted of long-term incentive compensation; and

•	16% consisted of annual compensation, as follows:

•	7% consisted of annual incentive compensation

•	9% consisted of base salary

Peer Companies and Market Data

To assist it in analyzing our executive officer compensation program for fiscal 2012, the Committee engaged Compensia, Inc., an executive compensation consulting firm, to review and recommend potential updates to our compensation peer group and, thereafter, compile and review the executive compensation data for the companies in the peer group, as well as executive compensation data in published industry-specific compensation surveys.

The Committee first directed Compensia to review our peer group selection criteria in detail and to work with our management to identify companies that were comparable to us in three broad categories: industry orientation, business model, and organizational characteristics.

As part of this process, the Committee instructed Compensia that, in order for a company to be considered as a potential peer group candidate, the company must operate in one of various designated industries (consumer electronics, technology IP licensing, media with a technology focus, or software) and have a market capitalization within the range of approximately .25 times to 4 times our mid-calendar year market capitalization. Once an initial group of companies that met these industry and market capitalization thresholds had been identified, with Compensia’s input, the Committee evaluated them using the following selection criteria:

•	Market capitalization as a multiple of revenue

•	Market capitalization per employee

•	Revenue

•	Net income margin

•	Employee base

In its evaluation, the Committee also considered whether the potential peer group candidates were direct competitors for executive talent, either because of their geographic proximity to us, prior recruitment history, or employment of individuals with unique skills or expertise that are comparable to the unique skills or expertise that are either required or desirable in our business.

Using these selection criteria and additional considerations, the Committee updated our direct peer group for fiscal 2012 from that used in fiscal 2011 to comprise the following 13 companies:

•	Adobe Systems Inc.

•	Akamai Technologies Inc.

•	ANSYS, Inc.

•	BMC Software, Inc.

•	Citrix Systems, Inc.

•	Concur Technologies Inc.

•	DreamWorks Animation SKG, Inc.

•	IMAX Corporation

•	NeuStar Inc.

•	Red Hat, Inc.

•	Rovi Corporation

•	Salesforce.com Inc.

•	Verisign, Inc.

To supplement the compensation data compiled from the proxy statements of the companies in our direct peer group, Compensia used a select data cut from the Radford Executive Compensation Surveys (comprised of our direct peer group companies that participate in the survey) to analyze our executive officer compensation program for fiscal 2012.

The combination of the publicly-available data and survey data for our direct peer group are referred to as the “Market Comparables.” Compensia generally weighted the publicly-available data and survey data equally in determining the Market Comparables. The Committee used the Market Comparables as one point of reference when setting compensation levels for each of our executive officers.

The Committee has carefully considered its direct peer group selection methodology and has consistently applied this methodology over time. However, given the unique nature of our business, selection of our peer group requires the Committee to use its considered judgment, in addition to the objective common criteria contained in our peer group selection methodology. The Committee considered alternative peer group selection methodologies, including those that focus solely on potential peers that are in the same Global Industry Classification Standard (GICS) group as the subject company and other methodologies, and determined that our current peer group selection methodology continues to be the most appropriate methodology.

As in prior years, the Committee supplemented the compensation peer group with a second, “reference” group consisting of a select group of companies which it believes are either direct competitors for executive talent (either because of their geographic proximity to us, prior recruitment history, or employment of individuals with unique skills or expertise that are comparable to the unique skills or expertise that are either required or desirable in our business), direct or indirect industry competitors or have similar business models. The Committee selected these companies from our labor market competitors and industry competitors outside our compensation peer group based on its belief that the data about the executive compensation policies and practices of these reference group companies would provide additional meaningful and relevant information that it could use in the course of its deliberations. For fiscal 2012, the Committee identified the following group of reference companies to obtain additional information regarding executive compensation practices:

•	DTS Inc.

•	Netflix, Inc.

•	Qualcomm, Inc.

•	RealD Inc.

•	TiVo Inc.

The Committee used the reference group to inform its executive officer compensation decision making process.

Roles of the Compensation Committee, Management and Compensation Consultants

Role of the Compensation Committee

The Committee approves and administers the compensation program for our executive officers, including base salaries, annual and long-term incentive compensation plans. Historically, the Committee had recommended base salary adjustments for our executive officers to the Board and, in the case of our Chief Executive Officer, to the independent members of the Board, for approval. At the end of fiscal 2011, the Board delegated authority to the Committee to approve the base salaries of our executive officers, including our Chief Executive Officer.

While the Committee meets regularly throughout the fiscal year, the Committee meets on multiple occasions near the beginning of each fiscal year to review and ultimately approve the compensation for our executive officers. During fiscal 2012, the Committee also met to discuss our stock option exchange program, to make compensation-related decisions in connection with our hiring of Mr. Chew, our Executive Vice President and Chief Financial Officer, and to grant equity awards to Messrs. Haidamus and Rockwell in connection with their new roles with the Company as Executive Vice President, Marketing and Business Development, and Executive Vice President, Advanced Technology Group, respectively. The Committee also regularly meets in executive session without management present.

See “Corporate Governance Matters—Board Meetings and Committees—Compensation Committee” above for additional information regarding the Committee.

Role of Management

Our Chief Executive Officer and members of our Human Resources, Finance and Legal Departments (collectively, “Management”) assist and support the Committee. At least annually, Management reviews our executive compensation philosophy with the Committee and, with Committee guidance and input, develops compensation proposals for Committee consideration. The Committee considers and approves any proposed changes to ensure our compensation philosophy and programs remain aligned with our business objectives. In this regard, Management reviews data from the Market Comparables and provides the Committee with executive compensation information including: historical base salary and annual incentive compensation payouts; fiscal year end levels of equity ownership; equity award holdings; unrealized value calculations of vested and unvested equity awards at various stock prices; grant date fair values of equity award holdings (as computed for financial reporting purposes); and other relevant information.

At least annually, our Chief Executive Officer, with input from our Senior Vice President, Human Resources and our Chairman of the Board, reviews the performance of our other executive officers and recommends to the Committee base salary adjustments, annual incentive compensation targets, and long-term incentive compensation awards for each of these individuals. He also uses these individual performance assessments to make recommendations for annual incentive compensation payouts under the prior fiscal year’s annual incentive compensation plan. Our Chief Executive Officer makes these recommendations to the Committee based on qualitative and quantitative judgments regarding individual performance and after considering the individuals’ compensation relative to the Market Comparables. The Committee considers, but is not obligated to follow and may not always use, these recommendations to make specific compensation decisions for our executive officers. The Committee makes decisions with respect to our Chief Executive Officer’s compensation without him present and after considering input from our Chairman and other members of the Board.

Role of Compensation Consultants

The Committee engages its own independent advisors to assist it in carrying out its responsibilities. During fiscal 2012, the Committee engaged Compensia, Inc., a compensation consulting firm, for the purpose of advising the Committee on executive officer compensation matters. Compensia also met with Management to gather information on the compensation of our executive officers.

The Committee provided Compensia with instructions regarding the goals of our executive officer compensation program and the parameters of the competitive review of executive officer compensation packages that it was to conduct. In particular, the Committee instructed Compensia to analyze whether the compensation packages of our executive officers were consistent with our compensation philosophy and competitive relative to the Market Comparables (as updated by Compensia with the Committee’s oversight). The Committee further instructed Compensia to evaluate the following components to assist the Committee in establishing fiscal 2012 compensation:

•	Base salary;

•	Target and actual annual incentive compensation;

•	Target and actual total cash compensation (base salary and annual incentive compensation);

•	Long-term incentive compensation (equity awards);

•	Target and actual total direct compensation (base salary, annual incentive compensation and long-term incentive compensation); and

•	Beneficial ownership of the Company’s Common Stock.

Accordingly, Compensia performed a compensation comparison for each of our executive officers versus executives with similar positions within the Market Comparables. In October 2011, Compensia presented its report to the Committee, which used the analysis in the course of its deliberations on fiscal 2012 compensation.

Compensia attends most meetings of the Committee and communicates with members of the Committee and Management outside the formal Committee meetings. During fiscal 2012, Compensia also performed services for us relating to director compensation, equity use, our stock option exchange program, our Employee Stock Purchase Plan and Committee meeting support.

Based on the consideration of the various factors as set forth in the rules of the SEC, the Committee does not believe that its relationship with Compensia and the work of Compensia on behalf of the Committee has raised any conflict of interest.

Elements of Executive Compensation

Base Salary

We provide our executive officers with base salaries to compensate them for services rendered during the year. For fiscal 2012, the Committee, in its judgment, considered adjustments to our executive officers’ base salaries using such factors as individual experience, skills, contributions and performance, as well as data from the Market Comparables. The Committee makes base salary adjustments, if any, on a calendar year (as opposed to a fiscal year) basis. Consequently, the fiscal 2012 base salary information reported in the Summary Compensation Table reflects a blend of calendar 2011 and calendar 2012 base salaries.

In November 2011, following its review of our executive officer compensation program for fiscal 2012 and consideration of data from the Market Comparables, as discussed above, the Committee assessed overall Company and individual performance for fiscal 2011. As a result of this assessment, the Committee approved an increase of 3% in the base salary of each of our executive officers (other than Messrs. Chew and Bergeron, who had not yet joined us) for calendar 2012. These base salary increases were consistent with merit-based increases for our U.S. workforce, which Management established based on competitive merit increase survey data for high-technology companies. Neither Messrs. Chew nor Bergeron’s base salaries were adjusted during fiscal 2012, as they joined the Company during the fiscal year. Messrs. Chew and Bergeron’s initial base salaries were negotiated at the time that they were hired, taking into account their qualifications, experience, data from the Market Comparables and a comparison of the compensation of our executive officers and other officers. In addition, Mr. Bergeron’s base salary was not adjusted at the time that he became an executive officer in August 2012.

The annualized base salaries of our Named Executive Officers for calendar year-end 2011 and 2012 are set forth below:

Executive Officer	Calendar Year-End 2011 Base Salary	Calendar Year-End 2012 Base Salary
Kevin Yeaman	$618,000	$636,540
Lewis Chew	N/A	$435,000
Ramzi Haidamus	$424,360	$437,091
Michael Rockwell	$400,464	$412,478
Michael Bergeron	N/A	$350,000
Murray Demo	$444,960	$458,309

In fiscal 2012, the base salaries for our Named Executive Officers ranged from 3% to 11% of the total compensation reported in the Summary Compensation Table for these individuals (excluding Mr. Demo, who did not receive any equity awards in fiscal 2012). These percentages are based on fiscal 2012 base salaries, which are a blend of calendar 2011 and calendar 2012 base salaries (except for Messrs. Chew and Bergeron, who did not join us until fiscal 2012).

Annual Incentive Compensation

Our annual incentive compensation program consists of performance-based compensation, which is typically paid in cash. In certain cases, annual incentive compensation may be paid out in the form of restricted stock unit awards, as described below in “—Annual Incentive Compensation—Form of Payment.”

Fiscal 2012 Dolby Executive Annual Incentive Plan—Structure

The fiscal 2012 Dolby Executive Annual Incentive Plan (the “2012 Executive Plan”) is an annual incentive compensation plan for fiscal 2012 in which each of our executive officers participates. We have adopted similar plans in prior fiscal years. The purpose of the 2012 Executive Plan is to motivate our executive officers to achieve specified annual financial (revenue and profit) goals and to maintain a high level of team and individual performance. As discussed below, during fiscal 2012, Mr. Bergeron did not participate in the 2012 Executive Plan, but, instead, participated in the fiscal 2012 Dolby Annual Incentive Plan for non-executives.

We calculated the potential payouts under the 2012 Executive Plan for our executive officers using the following formula, the terms of which are described further below:

Chief Executive Officer	Calendar Year End 2012 Base Salary	x	Target Percentage	x	Company Multiplier	Subject to Downward Adjustment	=	Payout
Other Executive Officers	Calendar Year End 2012 Base Salary	x	Target Percentage	x		Subject to Upward or Downward Adjustment	=

Annual Incentive Compensation Targets

For fiscal 2012, except with respect to Mr. Haidamus, the Committee maintained the executive officers’ fiscal 2012 annual incentive compensation targets (stated as a percentage of base salary for 2012) at the same levels that were used for the fiscal 2011 annual incentive compensation plan. To better align his base salary and annual incentive compensation target with competitive market practice at the time for his role as our head of sales and marketing, the Committee increased Mr. Haidamus’ fiscal 2012 annual incentive compensation target to 85% of base salary, compared to 65% of base salary for fiscal 2011. The fiscal 2012 annual incentive compensation targets (expressed as both a percentage of base salary for 2012 and as a dollar amount) for each of our Named Executive Officers were as follows:

Executive Officer	Target Percentage of Calendar 2012 Base Salary	Fiscal 2012 Annual Incentive Compensation Target at 100% Company Multiplier
Kevin Yeaman	100%	$636,540
Lewis Chew	65%	$101,759 (prorated for partial fiscal year	)
Ramzi Haidamus	85%	$371,527
Michael Rockwell	65%	$268,111
Murray Demo	65%	$202,147 (prorated for partial fiscal year	)

An executive officer may receive an actual award payout that is larger or smaller than his annual incentive compensation target, or may receive no award payout at all, depending on the extent to which the relevant corporate performance objectives were met and subject to any discretionary adjustments based on individual performance as described further below.

Company Multiplier

In October 2011, the Committee approved a corporate financial performance formula that determined award funding levels for the 2012 Executive Plan based on our achievement of a combination of revenue and non-GAAP operating income goals (the “Company Multiplier”). The revenue and non-GAAP operating income goals underlying the Company Multiplier were consistent with our fiscal 2012 financial performance objectives. The 2012 Executive Plan would not be funded at all and no payouts would be made unless we achieved threshold revenue of $853.9 million and threshold non-GAAP operating income of $399.3 million. Achievement of revenue and non-GAAP operating income at these levels would result in a 50% Company Multiplier. Once the thresholds were met, increased non-GAAP operating income would increase the Company Multiplier up to a maximum of 200% at $593.3 million of non-GAAP operating income. Achieving non-GAAP operating income of $443.7 million would result in a 100% Company Multiplier and achieving non-GAAP operating income of $518.5 million would result in a 150% Company Multiplier. For purposes of calculating the Company Multiplier,

“non-GAAP operating income” excluded the effects of acquisition intangibles amortization, stock based compensation expense, restructuring charges and the related tax impact from these items. The table below summarizes the calculation of the Company Multiplier based on achievement of the revenue and non-GAAP operating income goals described above.

Goals	Company Multiplier
Threshold revenues of $853.9 million and threshold non-GAAP operating income of $399.3 million	50%
Non-GAAP operating income of $443.7 million	100%
Non-GAAP operating income of $518.5 million	150%
Non-GAAP operating income of $593.3 million	200%

For fiscal 2012, we achieved revenue of $926.3 million and non-GAAP operating income of $421.6 million, resulting in a Company Multiplier of 75%. A reconciliation of GAAP to non-GAAP results is set forth in Appendix A to this Proxy Statement.

Annual Incentive Compensation—Form of Payment

The Committee structured the 2012 Executive Plan so that if our fiscal 2012 financial performance resulted in a Company Multiplier equal to or greater than 150%, then up to 125% of each executive officer’s annual incentive compensation would be paid in cash, with any excess of 125% being paid in the form of restricted stock unit awards for shares of our Class A Common Stock. All shares subject to these restricted stock unit awards would vest on the first anniversary of the date of grant, subject to the executive officer’s continued service. Based on a Company Multiplier of 75%, no restricted stock unit awards were granted pursuant to the 2012 Executive Plan.

Potential Adjustments for Individual Performance and Actual 2012 Executive Plan Payouts

For fiscal 2012, our Chief Executive Officer received 75% of his annual incentive compensation target, based on a Company Multiplier of 75%. The Committee has the discretion to reduce the amount payable under the 2012 Executive Plan to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance. In November 2012, the Committee, based on its evaluation of our Chief Executive Officer’s performance and his contributions during the fiscal year, made no downward adjustment. In making this determination, the Committee considered the Company’s successful completion of several operational and strategic objectives for the year, offset by the fact that we had not achieved our target operating income objective for the year.

For each of our other executive officers (other than Mr. Demo), our Chief Executive Officer had the discretion under the 2012 Executive Plan, subject to Committee approval, to recommend increases or decreases of up to 25% of each such executive officer’s calculated award payout amount. In November 2012, our Chief Executive Officer, based on his evaluation of our executive officers’ collective strong team and individual performance and their contributions during the fiscal year, recommended no adjustments to the calculated award payout amounts of the other executive officers. In making this recommendation, our Chief Executive Officer considered the Company’s successful completion of several operational and strategic objectives for the year, offset by the fact that we had not achieved our target operating income objective for the year. The Committee reviewed and approved that recommendation.

Accordingly, we made the following annual incentive compensation payouts to our Named Executive Officers under the 2012 Executive Plan:

Executive Officer	Annual Incentive Compensation Target		Fiscal 2012 Company Multiplier	Approved Award Payout
Kevin Yeaman	$636,540		75%	$477,405
Lewis Chew	$101,759			$ 76,319
	(prorated for partial fiscal year	)	75%	(prorated for partial fiscal year	)
Ramzi Haidamus	$371,527		75%	$278,645
Michael Rockwell	$268,111		75%	$201,083

These amounts ranged from 2% to 8% of the total compensation reported in the Summary Compensation Table for these individuals in fiscal 2012.

2012 Dolby Annual Incentive Plan for Non-Executives

The annual incentive compensation target and payout described below for Mr. Bergeron were governed by and made pursuant to the 2012 Dolby Annual Incentive Plan for non-executives (the “2012 Non-Executive Plan”) because Mr. Bergeron was not an executive officer during most of fiscal 2012. Employees of the Company (other than executive officers) were generally eligible to participate in the 2012 Non-Executive Plan, and funding of the bonus pool under the 2012 Non-Executive Plan was based on achieving the same revenue and non-GAAP operating income performance goals that were used to determine the funding of the 2012 Executive Plan, as described above. The bonus pool under the 2012 Non-Executive Plan was equal to the aggregate of the individual annual incentive compensation targets for participating employees, adjusted for Company performance, provided, however, that the bonus pool under the 2012 Non-Executive Plan was not to be funded in excess of 200% of the aggregate of the individual annual incentive compensation target. Each employee’s annual incentive compensation target under the 2012 Non-Executive Plan represented a percentage of the employee’s base pay or total earnings at fiscal 2012 year-end. The bonus pool, to the extent funded, was allocated to each eligible employee based on a combination of such employee’s annual incentive compensation target, individual performance during the 2012 fiscal year, available bonus pool funding and upon such other criteria as management determined to be appropriate.

The fiscal 2012 annual incentive compensation target (expressed as both a percentage of base salary for 2012 and as a dollar amount) for Mr. Bergeron was as follows:

	Target Percentage of Calendar 2012 Base Salary	Fiscal 2012 Target at 100% Company Multiplier
Michael Bergeron	65%	$112,500 (prorated for partial fiscal year	)

Our Chief Executive Officer had discretion to recommend the bonus payout for Mr. Bergeron under the 2012 Non-Executive Plan based on the available bonus pool funding and Mr. Bergeron’s achievement of his individual performance objectives for the year. In December 2012, our Chief Executive Officer recommended, and the Committee approved, the following award payout to Mr. Bergeron under the 2012 Non-Executive Plan:

	Annual Incentive Compensation Target	Fiscal 2012 Company Multiplier	Approved Award Amount
Michael Bergeron	$112,500 (prorated for partial fiscal year)	75%	$84,375 (prorated for partial fiscal year)

Short-Term Cash Incentive Arrangement with Mr. Demo

Mr. Demo retired as our Executive Vice President and Chief Financial Officer effective June 3, 2012. In anticipation of his retirement, in February 2012, the Committee approved a short-term cash incentive arrangement with Mr. Demo making him eligible for a cash incentive payment equal to his fiscal 2012 annual incentive compensation target, prorated to reflect his partial year of service in fiscal 2012 ($202,147), multiplied by the Company Multiplier. The amount paid to Mr. Demo pursuant to this formula was $151,610, which was paid to him at the same time that we made the award payouts to our executive officers under the 2012 Executive Plan, as described above. The short-term cash incentive arrangement was in lieu of Mr. Demo’s participation in the 2012 Executive Plan. Mr. Demo’s payment was conditioned on his full-time, continuous service through at least June 1, 2012.

Long-Term Incentive Compensation

The objectives of our long-term incentive compensation plan are to encourage our executive officers to focus on long-term strategies; further align the interests of our executive officers and our stockholders; provide compensation that is market competitive; recruit, motivate and retain top talent; and make efficient use of compensation resources.

Equity Awards

We use a portfolio approach for our long-term incentive compensation, consisting of granting a combination of stock options and restricted stock unit awards. We believe that providing a portfolio of stock options and restricted stock unit awards supports the objectives of our long-term incentive compensation plan (as described above) by further aligning the interests of our executive officers and stockholders, balancing performance and retention considerations, and reducing the overall number of shares used to fund awards, helping us to manage dilution.

Generally, we make an initial equity award to an executive officer when he or she joins the Company and, thereafter, make additional equity awards on an annual basis. The Committee determines the size of each executive officer’s equity award based on factors such as the executive officer’s position with the Company, his or her recent performance, his or her potential for future responsibility and promotion, retention considerations, the number of unvested shares underlying equity awards held by the executive officer, and a comparison of the equity awards granted to the executive officer against the Market Comparables.

One of the objectives of our long-term incentive compensation program is to encourage executive officer retention by requiring that the awards be earned over a multi-year period. Accordingly, we grant time-based equity awards that generally vest over a period of four years as follows:

•

For stock options, a quarter of the total number of shares of our Class A Common Stock issuable under each option vests on the first anniversary of the grant date and the balance of the shares subject to the option vest in equal monthly installments over the next 36 months; and

•	For restricted stock unit awards, a quarter of the total number of shares of our Class A Common Stock underlying each award vests on each of the first four anniversaries of the grant date.

For a description of the vesting schedules applicable to the restricted stock unit awards granted pursuant to our stock option exchange program, see “—Stock Option Exchange Program” below. In addition, see Notes 1 and 2 to the Outstanding Equity Awards at 2012 Fiscal Year-End table in “Executive Compensation and Related Matters” for a description of vesting terms applicable to equity awards granted to our Named Executive Officers in fiscal 2012 that differ from those listed above.

In fiscal 2012, after considering the factors discussed above, the Committee approved the following stock option and restricted stock unit awards for our Named Executive Officers. The size of our Chief Executive

Officer’s awards relative to the other executive officers’ awards reflects the greater responsibilities of his position. In addition, the awards granted to Messrs. Haidamus and Rockwell on August 15, 2012 reflect their new responsibilities arising from their new strategic roles as our Executive Vice President, Marketing and Business Development, and Executive Vice President, Advanced Technology Group, respectively. The sizes of Messrs. Chew and Bergeron’s equity awards reflect the equity compensation arrangements necessary to recruit them to join the Company, and were negotiated at the time that they were hired, taking into account their qualifications, experience and the Market Comparables.

Named Executive Officers	Grant Date	Number of Shares Underlying Stock Options	Exercise Price	Number of Shares Underlying Restricted Stock Unit Awards
Kevin Yeaman	12/15/2011	234,000	$31.45	54,200

Lewis Chew	6/15/2012	168,075	$42.27	39,050

Ramzi Haidamus	12/15/2011	121,200	$31.45	28,100
	8/15/2012	84,000	$34.54	21,000

Michael Rockwell	12/15/2011	121,200	$31.45	28,100
	8/15/2012	84,000	$34.54	21,000

Michael Bergeron	5/15/2012	90,225	$44.95	20,950

All stock options were granted with a per-share exercise price equal to the fair market value of our Class A Common Stock on the grant date.

Replacement Restricted Stock Unit Awards

The number of shares of our Class A Common Stock underlying each replacement restricted stock unit award received by our Named Executive Officers who participated in our recent stock option exchange program is set forth below. The table below also identifies the number of shares of our Class A Common Stock underlying the options tendered in exchange for such replacement restricted stock unit awards. For a description of the stock option exchange program, see “—Stock Option Exchange Program” below.

Named Executive Officers	Grant Date	Number of Shares Underlying Restricted Stock Unit Awards	Number of Shares Underlying Options Tendered in Exchange Therefor
Kevin Yeaman	8/10/2012	10,937	35,000
	8/10/2012	40,909	135,000
	8/10/2012	30,555	110,000

Ramzi Haidamus	8/10/2012	4,218	13,500
	8/10/2012	21,818	72,000
	8/10/2012	16,666	60,000

Michael Rockwell	8/10/2012	6,250	20,000
	8/10/2012	20,000	66,000
	8/10/2012	15,277	55,000

Equity-Based Award Grant and Vesting Policy

The Committee has adopted an Equity-Based Award Grant and Vesting Policy (the “Equity Policy”), which applies to all equity awards granted to our employees. The Equity Policy provides that:

•

New hire, promotion and retention equity awards may only be made once per month on the 15th day of the month. If the 15th day of the month falls on a weekend or holiday, awards may be made on the first business day immediately following the 15th day of the month.

•

Ongoing equity awards (i.e., other than new hire, promotion and retention awards) may only be made on December 15th. If December 15th falls on a weekend or holiday, awards may be made on the first business day immediately following December 15th.

•

If a pricing term is applicable to a particular equity award (e.g., the exercise price for a stock option), the pricing term will be established by reference to the fair market value of our Class A Common Stock on the award date as determined in accordance with applicable equity plan provisions.

•

Equity award approvals by meeting and by unanimous written consent may precede the award date so long as the approval is effective as of the respective award date. Approvals of equity-based awards may never occur after the award date.

•

If the Committee adopts an executive annual incentive compensation plan that permits the Committee to grant restricted stock unit awards in lieu of cash, the timing of any such restricted stock unit awards will be determined by the Committee at the time it adopts the applicable executive annual incentive compensation plan. When determining the timing of such awards, the Committee is to take into consideration the principles embodied in the Equity Policy.

•

Notwithstanding the foregoing, in May 2012, the Committee approved an amendment to the Equity Policy, which provides that the restricted stock unit awards made pursuant to our stock option exchange program would be made as of the date of the expiration of the program, which occurred on August 10, 2012. For a description of our stock option exchange program, see “—Stock Option Exchange Program” below.

Restrictions on Trading Securities

We have an insider trading policy that prohibits, among other things, short sales, hedging of stock ownership positions, and transactions involving derivative securities relating to shares of our Common Stock.

Generally Available Benefits

In fiscal 2012, our executive officers were eligible to participate in our Employee Stock Purchase Plan and the health and welfare programs that are generally available to our other full-time employees, including medical, dental and vision plans; flexible spending accounts for healthcare and dependent care; life, accidental death and dismemberment and disability insurance; and paid time off.

We also maintain a tax-qualified Section 401(k) Plan, which is broadly available to our U.S. general employee population. Under the Section 401(k) Plan, U.S. employees are eligible to receive matching contributions and profit-sharing contributions from the Company, which together were capped at a maximum of up to $ 26,995 per participating employee in calendar 2012.

Severance and Change in Control Arrangements

General

Our employee stock plans contain double-trigger vesting acceleration provisions for outstanding and unvested equity awards that may be triggered by a termination of employment by the Company without “cause”

or an employee resignation with “good reason” within 12 months following a change in control of the Company. The vesting of outstanding and unvested equity awards also accelerates if an equity award is not assumed by the successor entity in connection with such a change in control. These vesting acceleration provisions are intended to secure the continued dedication of our employees, including our executive officers, notwithstanding the possibility or occurrence of a change in control of the Company.

We do not provide “golden parachute” excise tax gross-ups for our executive officers.

Severance Agreement with Mr. Yeaman

We have entered into a severance arrangement with our Chief Executive Officer as described under the section entitled “Executive Compensation and Related Matters—Potential Payments upon Termination or Change in Control.” We negotiated this arrangement to induce him to resign from his former position and accept the position of Chief Executive Officer in fiscal 2009. This arrangement is intended to provide him with certain benefits in the event of an involuntary termination of his employment without cause or a voluntary termination of his employment for good reason.

Acceleration of Vesting for Messrs. Haidamus and Rockwell

The equity awards granted to Messrs. Haidamus and Rockwell effective August 15, 2012, as described in “—Elements of Executive Compensation—Long-Term Incentive Compensation—Equity Awards,” contain provisions that provide for vesting acceleration in the event of involuntary termination of their employment without cause or a voluntary termination of their employment for good reason, as described in “Executive Compensation and Related Matters—Potential Payments upon Termination or Change in Control.”

Perquisites

We have a practice of only providing our executive officers with perquisites that are both customary in the industry in which we operate and in furtherance of accomplishing our business objectives.

Given our role in the entertainment industry, from time to time, our executive officers may be asked to attend industry events, including film festivals, film premieres, award shows, or other similar events, where the attendance of a spouse or significant other may be expected or customary. In those cases, we pay for or reimburse the business travel and dining expenses of an executive officer’s spouse or significant other. We believe that payment or reimbursement of these expenses serves a legitimate business purpose in, among other things, advancing our brand and business relationships within the entertainment industry.

Executive Employment Arrangements

Mr. Yeaman’s Employment Agreement

In connection with the appointment of Mr. Yeaman as our President and Chief Executive Officer in fiscal 2009, we entered into an employment agreement with him, which provided for, among other things, a minimum percentage for his annual incentive compensation target. The agreement also provides Mr. Yeaman with certain benefits in the event of his termination of employment under specified circumstances, including following a change in control of the Company. For a summary of the material terms and conditions of these provisions, see “Executive Compensation and Related Matters—Potential Payments upon Termination or Change in Control.”

Mr. Chew’s Offer Letter

In March 2012, we entered into an employment offer letter with Mr. Chew in connection with his appointment as our Executive Vice President and Chief Financial Officer effective June 4, 2012. This employment offer letter provides for, among other things, an annual base salary of $435,000, an annual incentive compensation target equal to 65% of his base salary (pro-rated for a partial year of service in fiscal 2012), and a recommendation for the equity awards described in “—Elements of Executive Compensation—Long-Term Incentive Compensation—Equity Awards” above. In addition, under the terms of the employment offer letter, Mr. Chew was employed as a part-time, non-executive from March 27, 2012 through June 3, 2012, during which time he received a pro-rated portion of his fiscal 2012 base salary commensurate with his part-time schedule

Mr. Bergeron’s Offer Letter

In April 2012, we entered into an employment offer letter with Mr. Bergeron in connection with his employment as our Senior Vice President, Worldwide Sales and Field Operations. This employment offer letter provides for, among other things, an annual base salary of $350,000, an annual incentive compensation target equal to 65% of his base salary (pro-rated for a partial year of service in fiscal 2012) and a recommendation for the equity awards described in “—Elements of Executive Compensation—Long-Term Incentive Compensation —Equity Awards” above. The offer letter also provides for a sign-on bonus of $50,000 and a second sign-on bonus of $25,000 after one year of service. Effective August 20, 2012, Mr. Bergeron was appointed as an executive officer of the Company. Mr. Bergeron’s base salary was not adjusted at the time that he became an executive officer.

Stock Option Exchange Program

On August 10, 2012, we completed our previously announced stock option exchange program, which was approved by our stockholders at the 2012 Annual Meeting of Stockholders. We believe that the stock option exchange program served to align the interests of our employees and our stockholders by allowing us to, among other things:

•	Restore the intended retention and incentive value of certain of our equity awards, which we believe promotes long-term stockholder value;

•

More efficiently use our compensation resources to accomplish our overall retention and incentive goals, while reducing our equity award “overhang” (which we define for this purpose as the total number of shares of our Class A Common Stock subject to outstanding equity awards under our equity plans divided by the total number of shares of Class A Common Stock outstanding, as of the applicable date of determination) and avoiding additional dilution of our stockholders. As a result of the stock option exchange program, our overhang was reduced from 18.6% to 14.6% as of the closing of the program; and

•	Decrease pressure to make additional equity grants.

In allowing our executive officers to participate in the stock option exchange program, our Board of Directors took into consideration the fact that eligible underwater stock options could be exchanged only for restricted stock unit awards covering a lesser number of shares of our Class A Common Stock and with extended vesting schedules, thus creating a longer ongoing commitment to the Company. As a result, participating employees, including our executive officers, were required to agree to both reduce the size of their equity holdings and “re-earn” the then-vested portions of their exchanged options, objectives which our Board of Directors considered to be consistent with our pay-for-performance orientation. In addition, as described below, replacement restricted stock unit awards granted to our Chief Executive Officer and his executive direct reports pursuant to the stock option exchange program were subject to extended vesting schedules above and beyond the vesting schedules applicable to the awards received by employees who were not executive direct reports. The stock options that were surrendered by our executive officers who participated in the stock option exchange program had a weighted average remaining vesting term of 0.46 years, and were replaced with restricted stock unit awards with a weighted average remaining vesting term of 2.82 years, thus increasing the average vesting term by 2.36 years.

Our Board of Directors also considered that the absence of incentive value in the stock option portion of our executive officers’ equity holdings, which comprises a large portion of their equity holdings and their overall compensation, placed an undesirable emphasis on their annual incentive compensation opportunities. Moreover, if our executive officers had not been included in the program, our Board of Directors believed that it would have been difficult for us to meet our executive officer retention objectives and avoid competitive pressure to make additional, near-term equity awards.

The stock option exchange program allowed our employees to exchange eligible options to purchase shares of our Class A Common Stock with an exercise price greater than $45.83 per share (representing the 52-week high of our per share Class A Common Stock price as of the start of the program) for a lesser number of shares of our Class A Common Stock awarded in the form of restricted stock units, with new extended vesting schedules based on the extent to which the exchanged options were vested as of the start of the program. Replacement restricted stock unit awards granted to our Chief Executive Officer and his executive direct reports pursuant to the stock option exchange program were subject to extended vesting schedules above and beyond the vesting schedules applicable to the awards received by employees who were not executive direct reports. The table below presents a comparison of the extended vesting schedules for replacement restricted stock unit awards received by our Chief Executive Officer and his executive direct reports against the vesting schedules for all other participants in the program.

Extent to Which Surrendered Option Was Vested as of the Start of the Stock Option Exchange Program	Vesting Schedules for CEO and CEO Executive Direct Reports	Vesting Schedules for Eligible Participants Other than CEO and CEO Executive Direct Reports
90% - 100% vested	2 years, with 50% of the shares vesting on the first anniversary of the restricted stock unit award grant date and 50% of the shares vesting on the second anniversary of the restricted stock unit award grant date	1 year, with 100% of the shares vesting on the first anniversary of the restricted stock unit award grant date

50% - 89% vested	3 years, with 50% of the shares vesting on the second anniversary of the restricted stock unit award grant date and 50% of the shares vesting on the third anniversary of the restricted stock unit award grant date	2 years, with 33% of the shares vesting on the first anniversary of the restricted stock unit award grant date and 67% of the shares vesting on the second anniversary of the restricted stock unit award grant date

Less than 50% vested	4 years, with 50% of the shares vesting on the third anniversary of the restricted stock unit award grant date and 50% of the shares vesting on the fourth anniversary of the restricted stock unit award grant date	3 years, with 25% of the shares vesting on the first anniversary of the restricted stock unit award grant date; 25% of the shares vesting on the second anniversary of the restricted stock unit award grant date; and 50% of the shares vesting on the third anniversary of the restricted stock unit award grant date

We accepted for exchange eligible options to purchase 2,665,986 shares of our Class A Common Stock, representing approximately 95.6% of the total shares of Class A Common Stock underlying the eligible options. We granted restricted stock unit awards covering 783,443 shares of our Class A Common Stock in exchange for the tendered options. The net surrendered shares under the program were not returned to our equity plan share reserves and are not available for future issuance. The number of shares of our Class A Common Stock underlying the replacement restricted stock unit awards received by our Named Executive Officers who participated in the stock option exchange program is set forth in “—Elements of Executive Compensation—Long-Term Incentive Compensation—Replacement Restricted Stock Unit Awards.”

Accounting and Tax Considerations

We generally take into consideration the accounting and tax treatment of each element of compensation when establishing the compensation programs, practices and packages for our executive officers and attempt to keep the compensation expense associated with such programs, practices and packages within reasonable levels.

We examine the accounting cost associated with equity compensation in light of the requirements under ASC 718. The Committee considered the application of ASC 718 at the time it recommended the approval of our recently completed stock option exchange program, described above. ASC 718 requires companies to measure the compensation expense for all share-based payment awards made to employees and directors including stock options and restricted stock unit awards based on the grant date “fair value” of the awards. This calculation is performed for accounting purposes, even though recipients may never realize any value from their awards. ASC 718 also requires companies to recognize the compensation cost of their stock-based compensation awards in their income statements (net of estimated forfeitures, which are determined based on historical experience) over the period that a recipient is required to render service in exchange for the award.

Deductibility of Executive Compensation

Section 162(m) of the Internal Revenue Code (the “Code”) imposes limitations on the deductibility for federal income tax purposes of compensation over $1 million paid to certain executive officers in a taxable year. Compensation in excess of $1 million may only be deducted if it is “performance-based compensation” within the meaning of the Code. Generally, the income realized upon the exercise of stock options granted under the Company’s stock plans will qualify for a deduction under these restrictions so long as the options are granted by a committee whose members are “outside directors” within the meaning of Section 162(m) of the Code.

The annual incentive compensation paid to our Chief Executive Officer is intended to qualify as deductible “performance-based compensation” within the meaning of the Code. The annual incentive compensation paid to our other executive officers does not qualify as deductible “performance-based compensation” within the meaning of the Code. In addition, any stock options granted to our Named Executive Officers are also intended to be “performance-based compensation” since they are granted by the Committee, which is comprised solely of “outside directors,” and granted subject to limitations in our employee stock plans (including the requirement that they be granted with a per share exercise price at least equal to the fair market value of a share of our Class A Common Stock on the date of grant). However, restricted stock unit awards granted to our Named Executive Officers with time-based vesting do not qualify as “performance-based compensation” under these restrictions. In fiscal 2012, the vesting of time-based restricted stock unit awards, when combined with other compensation that was not “performance-based compensation” for purposes of the Code, resulted in aggregate payments that were in excess of the Code’s deduction limit for our Chief Executive Officer and two other Named Executive Officers. We expect that, in future years, the vesting of time-based restricted stock unit awards awarded to our Named Executive Officers, when combined with other compensation that is not “performance-based compensation” for purposes of the Code, may result in aggregate payments that will be in excess of the Code’s deduction limit.

When practical and when it determines that such qualification is in the best interests of the Company and our stockholders, the Committee reserves the right to award incentive compensation to our executive officers that is not structured to qualify for an exemption of the deduction limit of Section 162(m) of the Code. Further, we do not guarantee that any compensation intended to qualify as deductible “performance-based compensation” so qualifies.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

This report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Exchange Act, except to the extent the Company specifically incorporates this report by reference, and shall not otherwise be deemed filed under such Acts.

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

Compensation Committee

Nicholas Donatiello, Jr., Chairman
Ted W. Hall
Roger Siboni
Avadis Tevanian, Jr.

EXECUTIVE COMPENSATION AND RELATED MATTERS

Compensation Program Risk Assessment

During fiscal 2012, members of our Internal Audit Department (“Internal Audit”), with the assistance of our Human Resources and Corporate Legal Departments, conducted a risk assessment of the Company’s compensation plans and arrangements and related risk management practices to evaluate whether the Company’s compensation policies and practices create risks that are reasonably likely to have a material adverse effect on the Company. Management reviewed the risk assessment findings prior to submitting the report to the Compensation and Audit Committees.

The scope of the assessment included the Company’s annual incentive compensation plans, 2005 Stock Plan and executive change in control arrangements. The scope of the assessment excluded compensation plans and arrangements that were not contingent on individual or Company performance (e.g., base salary and health benefits), and thus should not encourage risk taking activities. The assessment involved reviewing the design of the Company’s plan-based and non-plan based compensation programs, including purpose, eligibility, basic structure, performance measures, limits and measurement periods. The assessment considered how target level performance is determined (including thresholds), the frequency of payouts, the mix of base salary and incentive compensation (both annual and long-term) and the mix of short-and long-term compensation and management oversight.

In particular, Internal Audit considered the following elements of the Company’s compensation plans and policies when evaluating whether the Company’s plans and policies encourage our executive officers and employees to take unreasonable risks:

•

The combination of base salary and incentive compensation, including annual incentive compensation and long-term incentive compensation, reduces the significance of any one particular compensation element.

•

The mixed equity portfolio (stock options and restricted stock unit awards) creates a level of diversification to withstand market fluctuations, thereby decreasing incentives, potentially inherent in stock option holdings, to assume excessive or inappropriate risks.

•	Our customary four year equity vesting period encourages long-term perspectives among award recipients.

•	Executive compensation is weighted more towards long-term incentive compensation with the intention to discourage short-term risk taking.

•	The Compensation Committee oversees the design of the Company’s annual incentive and long-term incentive compensation plans.

•	Our use of a combination of revenue and non-GAAP operating income as Company performance measures provides balanced objectives emphasizing both revenue generation and expense management.

•	The Compensation Committee retains discretion to modify, reduce or to eliminate annual incentive compensation awards that would otherwise be payable based on actual financial performance.

•

Our system of internal control over financial reporting and whistle-blower program, among other things, reduce the likelihood of manipulation of our financial performance to enhance payments under our annual incentive and long-term incentive compensation plans.

Based on the foregoing, we concluded that our compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on the Company.

Fiscal 2012 Summary Compensation Table

The following narrative, tables and footnotes describe the “total compensation” earned during the fiscal year by our President and Chief Executive Officer, Chief Financial Officer and three other most highly-compensated persons serving as executive officers at the end of fiscal 2012 (our “Named Executive Officers”). The total compensation presented below does not reflect the actual compensation received by our Named Executive Officers in each fiscal year or the target compensation of our Named Executive Officers in each fiscal year. The actual value realized by our Named Executive Officers in fiscal 2012 from long-term incentive compensation is presented in the Option Exercises and Stock Vested at 2012 Fiscal Year-End table in this Proxy Statement.

The individual elements of the total compensation amount reflected in the Summary Compensation Table are broken out below:

Base Salary.  For fiscal 2012 and 2010, the amounts reported represent 52 weeks of base salary. For fiscal 2011, the amounts reported represent 53 weeks of base salary. The amounts reported include amounts deferred pursuant to the Company’s 401(k) plan. See “Compensation Discussion and Analysis—Elements of Executive Compensation—Base Salary” for additional information.

Bonus.  The amounts reported are cash compensation provided as an additional incentive to attract key talent, as a reward for exceptional performance, and/or as a retention tool.

Stock Awards and Option Awards.  Stock Awards consist solely of restricted stock unit awards and Option Awards consist solely of stock options. The amounts reported for each August 10, 2012 restricted stock unit award granted to Messrs. Yeaman, Haidamus and Rockwell in connection with our recent stock option exchange program reflect the incremental fair value of these awards in excess of the fair value of the options surrendered in exchange for such restricted stock unit awards, as of such date, computed in accordance with ASC 718. All other amounts reported under Stock Awards and Option Awards reflect the grant date fair value of each equity award computed in accordance with ASC 718, excluding estimated forfeitures. See Note 6 to our consolidated financial statements in our 2012 Annual Report on Form 10-K for more information on incremental fair values and grant date fair values. The amounts reported do not reflect the compensation actually received by the Named Executive Officer. There can be no assurance that restricted stock unit awards will vest or that stock options will be exercised (in either of which case no value will be realized by the individual) or that the value on vesting or exercise will approximate the compensation expense recognized by the Company. Details about the restricted stock unit awards and stock option grants made during fiscal 2012 are included in the Grants of Plan-Based Awards in Fiscal 2012 table below. See “—Elements of Executive Compensation—Long-Term Incentive Compensation” and “—Stock Option Exchange Program” under “Compensation Discussion and Analysis” for additional information.

Non-Equity Incentive Plan Compensation.  The amount of Non-Equity Incentive Plan Compensation generally consists of the fiscal 2012 Dolby Executive Annual Incentive Plan awards earned in the fiscal year. Such awards are based on the Company’s financial performance during the fiscal year and are paid in the following fiscal year. See “Compensation Discussion and Analysis—Elements of Executive Compensation—Annual Incentive Compensation” and the Grants of Plan-Based Awards in Fiscal 2012 table for additional information.

Name and Principal Position	Fiscal Year	Salary ($)		Bonus ($)		Stock Awards ($)		Option Awards ($)	Non-Equity Incentive Plan Compensation ($)		All Other Compensation ($)		Total ($)
Kevin Yeaman	2012	631,905		—		1,903,728	(1)	2,760,334	477,405		27,771	(2)	5,801,143
President and Chief Executive Officer	2011	625,039		—		1,805,673		2,636,062	451,140		27,320	(2)	5,545,234
	2010	586,731		—		1,535,700		2,629,031	1,164,000		27,320	(2)	5,942,782

Lewis Chew Executive Vice President and Chief Financial Officer	2012	151,623	(3)	—		1,650,644		2,497,763	76,319	(3)	2,357	(4)	4,378,706

Ramzi Haidamus	2012	433,908		—		1,700,002	(5)	2,461,265	278,645		28,044	(6)	4,901,864
Executive Vice President, Marketing and Business Development	2011	429,193		—		986,124		1,437,852	201,359		27,050	(6)	3,081,578
	2010	408,815		—		819,040		1,402,150	519,532		27,320	(6)	3,176,857

Michael Rockwell	2012	409,475		—		1,732,469	(7)	2,461,265	201,083		27,805	(8)	4,832,097
Executive Vice President, Advanced Technology Group	2011	405,025		—		899,505		1,318,031	190,020		27,303	(8)	2,839,884
	2010	381,157		—		1,518,807		1,285,304	490,277		27,312	(8)	3,702,857

Michael Bergeron Senior Vice President, Worldwide Sales and Field Operations	2012	175,000	(9)	50,000	(9)	941,703		1,416,478	84,375	(9)	4,049	(10)	2,671,605

Murray Demo	2012	312,019	(11)	—		—		—	151,610	(11)	21,812	(12)	485,441
Former Executive Vice President and Chief Financial Officer	2011	450,027		—		899,505		1,318,031	211,134		39,461	(12)	2,918,158
	2010	423,508		—		750,957		1,285,304	544,752		7,154	(12)	3,011,675

(1)	Includes the incremental fair value of $199,138, calculated in accordance with ASC 718, of the replacement restricted stock unit awards granted to Mr. Yeaman in connection with his participation in our stock option exchange program.
(2)	In fiscal 2012, comprised of $26,995 in employer profit-sharing and matching 401(k) plan contributions under our retirement plan and $776 in life insurance premiums. In fiscal 2011, comprised of $26,510 in employer profit-sharing and matching 401(k) plan contributions under our retirement plan and $810 in life insurance premiums. In fiscal 2010, comprised of $26,510 in employer profit-sharing and matching 401(k) plan contributions under our retirement plan and $810 in life insurance premiums.
(3)	Mr. Chew joined the Company on March 27, 2012 on a part-time basis in a non-executive officer role until he assumed the position of Executive Vice President and Chief Financial Officer effective June 4, 2012. His base salary and annual incentive compensation reflect a partial year of service.
(4)	In fiscal 2012, comprised of $2,089 in employer matching 401(k) plan contributions under our retirement plan and $268 in life insurance premiums.
(5)	Includes the incremental fair value of $90,917, calculated in accordance with ASC 718, of the replacement restricted stock unit awards granted to Mr. Haidamus in connection with his participation in our stock option exchange program.
(6)	In fiscal 2012, comprised of $26,995 in employer profit-sharing and matching 401(k) plan contributions under our retirement plan, $776 in life insurance premiums and $273 for tax gross-ups with respect to travel. In fiscal 2011, comprised of $26,510 in employer profit-sharing and matching 401(k) plan contributions under our retirement plan and $540 in life insurance premiums. In fiscal 2010, comprised of $26,510 in employer profit-sharing and matching 401(k) plan contributions under our retirement plan and $810 in life insurance premiums.
(7)	Includes the incremental fair value of $123,384, calculated in accordance with ASC 718, of the replacement restricted stock unit awards granted to Mr. Rockwell in connection with his participation in our stock option exchange program.
(8)	In fiscal 2012, comprised of $27,029 in employer profit-sharing and matching 401(k) plan contributions under our retirement plan and $776 in life insurance premiums. In fiscal 2011, comprised of $26,493 in employer profit-sharing and matching 401(k) plan contributions under our retirement plan and $810 in life insurance premiums. In fiscal 2010, comprised of $26,510 in employer profit-sharing and matching 401(k) plan contributions under our retirement plan and $802 in life insurance premiums.
(9)	Mr. Bergeron joined the Company on April 2, 2012 and received a sign-on bonus of $50,000. He became an executive officer effective August 20, 2012. His base salary and annual incentive compensation reflect a partial year of service. His annual incentive compensation was paid under the 2012 Dolby Annual Incentive Plan for non-executives.

(10)	In fiscal 2012, comprised of $3,702 in employer matching 401(k) plan contributions under our retirement plan and $347 in life insurance premiums.
(11)	Mr. Demo retired as our Executive Vice President and Chief Financial Officer effective June 3, 2012. Mr. Demo’s base salary for fiscal 2012 reflects a partial year of service. Also reported in the Salary column is a payout of $6,879 for Mr. Demo’s accrued but unused vacation. His annual incentive compensation reflects the short-term cash incentive arrangement described in “Compensation Discussion and Analysis—Elements of Executive Compensation—Annual Incentive Compensation—Short-Term Cash Incentive Arrangement with Mr. Demo.”
(12)	In fiscal 2012, comprised of $21,272 in employer profit-sharing and matching 401(k) plan contributions under our retirement plan and $540 in life insurance premiums. In fiscal 2011, comprised of $38,651 in employer profit-sharing and matching 401(k) plan contributions under our retirement plan and $810 in life insurance premiums. In fiscal 2010, comprised of $6,344 in employer profit-sharing and matching 401(k) plan contributions under our retirement plan and $810 in life insurance premiums.

Grants of Plan-Based Awards in Fiscal 2012

During fiscal 2012, we granted the following plan-based awards to our Named Executive Officers:

1.	Annual incentive compensation awards under the 2012 Executive Plan (and under the 2012 Non-Executive Plan for Mr. Bergeron),

2.	Stock options, and

3.	Restricted stock unit awards.

Information with respect to each of these awards on a grant-by-grant basis is set forth in the table below. For additional information regarding each of these awards, refer to the Fiscal 2012 Summary Compensation Table and the “Compensation Discussion and Analysis” above.

Name	Grant Date	Approval Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			All Other Stock Awards: Number of Shares of Stock or Units (#)		All Other Option Awards: Number of Securities Underlying Options (#)		Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(2)
			Threshold ($)	Target ($)	Maximum ($)
Kevin Yeaman	N/A	N/A	—	636,540	1,273,080	—		—		—	—
	12/15/2011	11/07/2011	—	—	—	—		234,000	(3)(10)	31.45	2,760,334
	12/15/2011	11/07/2011	—	—	—	54,200	(4)	—		—	1,704,590
	08/10/2012	05/07/2012	—	—	—	10,937	(5)	—		—	103,415
	08/10/2012	05/07/2012	—	—	—	40,909	(6)	—		—	95,723
	08/10/2012	05/07/2012	—	—	—	30,555	(7)	—		—	—

Lewis Chew	N/A	N/A	—	101,759	203,518	—		—		—	—
	06/15/2012	03/09/2012	—	—	—	—		168,075	(3)	42.27	2,497,763
	06/15/2012	03/09/2012	—	—	—	39,050	(4)	—		—	1,650,644

Ramzi Haidamus	N/A	N/A	—	371,527	743,054	—		—		—	—
	12/15/2011	11/07/2011	—	—	—	—		121,200	(3)	31.45	1,429,712
	12/15/2011	11/07/2011	—	—	—	28,100	(4)	—		—	883,745
	08/10/2012	05/07/2012	—	—	—	4,218	(5)	—		—	39,869
	08/10/2012	05/07/2012	—	—	—	21,818	(6)	—		—	51,048
	08/10/2012	05/07/2012	—	—	—	16,666	(7)	—		—	—
	08/15/2012	06/28/2012	—	—	—	—		84,000	(8)	34.54	1,031,554
	08/15/2012	06/28/2012	—	—	—	21,000	(9)	—		—	725,340

Michael Rockwell	N/A	N/A	—	268,111	536,222	—		—		—	—
	12/15/2011	11/07/2011	—	—	—	—		121,200	(3)	31.45	1,429,712
	12/15/2011	11/07/2011	—	—	—	28,100	(4)	—		—	883,745
	08/10/2012	05/07/2012	—	—	—	6,250	(5)	—		—	76,585
	08/10/2012	05/07/2012	—	—	—	20,000	(6)	—		—	46,799
	08/10/2012	05/07/2012	—	—	—	15,277	(7)	—		—	—
	08/15/2012	06/28/2012	—	—	—	—		84,000	(8)	34.54	1,031,554
	08/15/2012	06/28/2012	—	—	—	21,000	(9)	—		—	725,340

Michael Bergeron	N/A	N/A	—	112,500	N/A	—
	05/15/2012	05/14/2012	—	—	—	—		90,225	(3)	44.95	1,416,478
	05/15/2012	05/14/2012	—	—	—	20,950	(4)	—		—	941,703

Murray Demo	N/A	N/A	—	202,147	404,294	—		—		—	—

(1)	Generally reflects threshold, target and maximum bonus amounts for fiscal 2012 performance under the 2012 Executive Plan, as described in “Compensation Discussion and Analysis—Elements of Executive Compensation—Annual Incentive Compensation.” The actual bonus payouts were determined by the Compensation Committee in November 2012 (and December 2012 with respect to Mr. Bergeron) and are reflected in the Non-Equity Incentive Plan Compensation column of the Fiscal 2012 Summary Compensation Table. Messrs. Chew, Bergeron and Demo’s target and maximum bonus amounts reflect a partial year of service. In addition, the amounts indicated for Mr. Demo are pursuant to the short-term cash incentive arrangement described in “Compensation Discussion and Analysis—Elements of Executive Compensation—Annual Incentive Compensation—Short-Term Cash Incentive Arrangement with Mr. Demo” and the amounts indicated for Mr. Bergeron are pursuant to the 2012 Non-Executive Plan, as described in “Compensation Discussion and Analysis—Elements of Executive Compensation—Annual Incentive Compensation—2012 Dolby Annual Incentive Plan for Non-Executives.” While there is no maximum amount specified with respect to any bonus paid to an employee under the 2012 Non-Executive Plan, the bonus pool under the 2012 Non-Executive Plan may not be funded in excess of 200% of the aggregate of the individual target bonuses thereunder.
(2)	The amounts reported do not reflect compensation actually received by the Named Executive Officer. Restricted stock unit awards listed with a grant date of August 10, 2012 were granted in connection with our recent stock option exchange program, and the amount reported for any such award reflects the incremental fair value of such award in excess, if any, of the fair value of the options surrendered in exchange therefor, calculated in accordance with ASC 718. All other amounts reported reflect the grant date fair value of each equity award computed in accordance with ASC 718, excluding estimated forfeitures. See Note 6 to our consolidated financial statements in our 2012 Annual Report on Form 10-K for more information on incremental fair values and grant date fair values.
(3)	Reflects stock options granted under the 2005 Stock Plan, which were granted with an exercise price equal to the closing price of our Class A Common Stock on the date of grant. A quarter of the total number of shares issuable under each stock option vests on the first anniversary of the grant date and the balance of the shares subject to the stock option vest in equal monthly installments over the subsequent 36 months. See “—Potential Payments upon Termination or Change in Control—Termination and Change in Control Arrangements” for a further description of certain terms relating to these awards.
(4)	Reflects awards of restricted stock units granted under the 2005 Stock Plan. A quarter of the total number of shares of our Class A Common Stock underlying each restricted stock unit award vests on each of the first four anniversaries of the grant date. See “—Potential Payments upon Termination or Change in Control—Termination and Change in Control Arrangements” for a further description of certain terms relating to these awards.
(5)	Reflects awards of restricted stock units granted under the 2005 Stock Plan pursuant to our recent stock option exchange program. Half of the total number of shares of our Class A Common Stock underlying each restricted stock unit award vests on the one-year anniversary of the grant date and the remaining half of the total number of shares vests on the two-year anniversary of the grant date. See “—Potential Payments upon Termination or Change in Control—Termination and Change in Control Arrangements” for a further description of certain terms relating to these awards.
(6)	Reflects awards of restricted stock units granted under the 2005 Stock Plan pursuant to our recent stock option exchange program. Half of the total number of shares of our Class A Common Stock underlying each restricted stock unit award vests on the two-year anniversary of the grant date and the remaining half of the total number of shares vests on the three-year anniversary of the grant date. See “—Potential Payments upon Termination or Change in Control—Termination and Change in Control Arrangements” for a further description of certain terms relating to these awards.
(7)	Reflects awards of restricted stock units granted under the 2005 Stock Plan pursuant to our recent stock option exchange program. Half of the total number of shares of our Class A Common Stock underlying each restricted stock unit award vests on the three-year anniversary of the grant date and the remaining half of the total number of shares vests on the four-year anniversary of the grant date. See “—Potential Payments upon Termination or Change in Control—Termination and Change in Control Arrangements” for a further description of certain terms relating to these awards.
(8)	Reflects stock options granted under the 2005 Stock Plan, which were granted with an exercise price equal to the closing price of our Class A Common Stock on the date of grant. Half of the shares subject to each option vests on the two-year anniversary of the grant date and the remaining half of the shares subject to the option vest on the four-year anniversary of the grant date. See “—Potential Payments upon Termination or Change in Control—Termination and Change in Control Arrangements” for a further description of certain terms relating to these awards.
(9)	Reflects awards of restricted stock units granted under the 2005 Stock Plan. Half of the total number of shares of our Class A Common Stock underlying each restricted stock unit award vests on the two-year anniversary of grant date and the remaining half of the total number of shares vests on the four-year anniversary of grant date. See “—Potential Payments upon Termination or Change in Control—Termination and Change in Control Arrangements” for a further description of certain terms relating to these awards.
(10)	Stock options are held in the name of the Yeaman Trust.

Outstanding Equity Awards at 2012 Fiscal Year-End

The following table presents information concerning all outstanding equity awards held by each of our Named Executive Officers as of the end of fiscal 2012.

	Option Awards							Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable(1)		Number of Securities Underlying Unexercised Options (#) Unexercisable(1)		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date(1)	Number of Shares or Units of Stock That Have Not Vested (#)(2)		Market Value of Shares or Units of Stock That Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (#)
Kevin Yeaman	—		234,000	(a)	—	$31.45	12/15/2021
	105,875	(b)	15,125	(b)	—	$31.91	03/16/2019
	46,000	(c)	—		—	$28.13	11/14/2016
								10,937	(a)	358,187	—	—
								40,909	(b)	1,339,770	—	—
								30,555	(c)	1,000,676	—	—
								54,200	(d)	1,775,050	—	—
								20,325	(e)	665,644	—	—
								15,000	(f)	491,250	—	—
								7,500	(g)	245,625	—	—
Lewis Chew	—		168,075	(d)	—	$42.27	06/15/2022
								39,050	(h)	1,278,888	—	—
Ramzi Haidamus	—		84,000	(e)	—	$34.54	08/15/2022
	—		121,200	(f)	—	$31.45	12/15/2021
	2,813	(g)	5,625	(g)	—	$31.91	03/16/2019
								21,000	(i)	687,750	—	—
								4,218	(j)	138,140	—	—
								21,818	(k)	714,540	—	—
								16,666	(l)	545,812	—	—
								28,100	(m)	920,275	—	—
								11,100	(n)	363,525	—	—
								8,000	(o)	262,000	—	—
								2,500	(p)	81,875	—	—
Michael Rockwell	—		84,000	(h)	—	$34.54	08/15/2022
	—		121,200	(i)	—	$31.45	12/15/2021
	3,567	(j)	1,125	(j)	—	$31.91	03/16/2019
	11,875	(k)	3,125	(k)	—	$32.18	02/09/2019
								21,000	(q)	687,750	—	—
								6,250	(r)	204,688	—	—
								20,000	(s)	655,000	—	—
								15,277	(t)	500,322	—	—
								28,100	(u)	920,275	—	—
								10,125	(v)	331,594	—	—
								14,835	(w)	485,846	—	—
								500	(x)	16,375	—	—
								1,675	(y)	54,856	—	—
Michael Bergeron	—		90,225	(l)	—	$44.95	05/15/2022
								20,950	(z)	686,113	—	—
Murray Demo	—		—		—							—
								—		—	—	—

(1)	Vesting of the stock options is subject to acceleration under the circumstances described under “—Potential Payments upon Termination or Change in Control—Termination and Change in Control Arrangements.” The stock options have a term of ten years, subject to earlier termination in certain events. Unless otherwise indicated in the footnotes below, each stock option represents a right to purchase shares of our Class A Common Stock, and vests with respect to a quarter of the total number of shares issuable under the stock option on the first anniversary of the grant date and the balance of the shares in equal monthly installments over the next 36 months thereafter, with vesting generally dependent on continued service to the Company. The following footnotes set forth the initial grant dates and total award amounts for the outstanding stock options:

a.	Stock Option for 234,000 shares granted on December 15, 2011. Stock options are held in the name of the Yeaman Trust.
b.	Stock Option for 121,000 shares granted on March 16, 2009. Stock options are held in the name of the Yeaman Trust.

c.	Stock Option for 60,000 shares granted on November 14, 2006; a quarter of the total number of shares issuable under the stock option vests on each of the first four anniversaries of the grant date. Stock options are held in the name of the Yeaman Trust.
d.	Stock Option for 168,075 shares granted on June 15, 2012.
e.	Stock Option for 84,000 shares granted on August 15, 2012; a half of the total number of shares issuable under the stock option vests on the second anniversary of the grant date, and the remaining half on the fourth anniversary of the grant date.
f.	Stock Option for 121,200 shares granted on December 15, 2011.
g.	Stock Option for 45,000 shares granted on March 16, 2009.
h.	Stock Option for 84,000 shares granted on August 15, 2012; a half of the total number of shares issuable under the stock option vests on the second anniversary of the grant date, and the remaining half on the fourth anniversary of the grant date.
i.	Stock Option for 121,200 shares granted on December 15, 2011.
j.	Stock Option for 9,000 shares granted on March 16, 2009.
k.	Stock Option for 30,000 shares granted on February 09, 2009.
l.	Stock Option for 90,225 shares granted on May 15, 2012.

(2)	Unless otherwise indicated in the footnotes below, a quarter of the total number of shares issuable under the restricted stock unit award vests on each of the first four anniversaries of the restricted stock unit grant date. Vesting of the restricted stock units award is subject to acceleration under the circumstances described under “—Potential Payments upon Termination or Change in Control—Termination and Change in Control Arrangements.” The following footnotes set forth the initial grant dates and total award amounts for the outstanding restricted stock units:

a.	Award of 10,937 restricted stock units granted on August 10, 2012; one half of the total number of shares issuable under the restricted stock unit award vests on the first anniversary of the restricted stock unit grant date and the remaining half vests on the second anniversary of the restricted stock unit grant date.
b.	Award of 40,909 restricted stock units granted on August 10, 2012; one half of the total number of shares issuable under the restricted stock unit award vests on the second anniversary of the restricted stock unit grant date and the remaining half vests on the third anniversary of the restricted stock unit grant date.
c.	Award of 30,555 restricted stock units granted on August 10, 2012; one half of the total number of shares issuable under the restricted stock unit award vests on the third anniversary of the restricted stock unit grant date and the remaining half vests on the fourth anniversary of the restricted stock unit grant date.
d.	Award of 54,200 restricted stock units granted on December 15, 2011.
e.	Award of 27,100 restricted stock units granted on December 15, 2010.
f.	Award of 30,000 restricted stock units granted on February 08, 2010.
g.	Award of 30,000 restricted stock units granted on March 16, 2009.
h.	Award of 39,050 restricted stock units granted on June 15, 2012.
i.	Award of 21,000 restricted stock units granted on August 15, 2012; one half of the total number of shares issuable under the restricted stock unit award vests on the second anniversary of the restricted stock unit grant date and the remaining half vests on the fourth anniversary of the restricted stock unit grant date.
j.	Award of 4,218 restricted stock units granted on August 10, 2012; one half of the total number of shares issuable under the restricted stock unit award vests on the first anniversary of the restricted stock unit grant date and the remaining half vests on the second anniversary of the restricted stock unit grant date.
k.	Award of 21,818 restricted stock units granted on August 10, 2012; one half of the total number of shares issuable under the restricted stock unit award vests on the second anniversary of the restricted stock unit grant date and the remaining half vests on the third anniversary of the restricted stock unit grant date.
l.	Award of 16,666 restricted stock units granted on August 10, 2012; one half of the total number of shares issuable under the restricted stock unit award vests on the third anniversary of the restricted stock unit grant date and the remaining half vests on the fourth anniversary of the restricted stock unit grant date.
m.	Award of 28,100 restricted stock units granted on December 15, 2011.
n.	Award of 14,800 restricted stock units granted on December 15, 2010.
o.	Award of 16,000 restricted stock units granted on February 8, 2010.
p.	Award of 10,000 restricted stock units granted on March 16, 2009.
q.	Award of 21,000 restricted stock units granted on August 15, 2012; one half of the total number of shares issuable under the restricted stock unit award vests on the second anniversary of the restricted stock unit grant date and the remaining half vests on the fourth anniversary of the restricted stock unit grant date.
r.	Award of 6,250 restricted stock units granted on August 10, 2012; one half of the total number of shares issuable under the restricted stock unit award vests on the first anniversary of the restricted stock unit grant date and the remaining half vests on the second anniversary of the restricted stock unit grant date.
s.	Award of 20,000 restricted stock units granted on August 10, 2012; one half of the total number of shares issuable under the restricted stock unit award vests on the second anniversary of the restricted stock unit grant date and the remaining half vests on the third anniversary of the restricted stock unit grant date.
t.	Award of 15,277 restricted stock units granted on August 10, 2012; one half of the total number of shares issuable under the restricted stock unit award vests on the third anniversary of the restricted stock unit grant date and the remaining half vests on the fourth anniversary of the restricted stock unit grant date.
u.	Award of 28,100 restricted stock units granted on December 15, 2011.
v.	Award of 13,500 restricted stock units granted on December 15, 2010.
w.	Award of 29,670 restricted stock units granted on February 8, 2010.
x.	Award of 2,000 restricted stock units granted on March 16, 2009.
y.	Award of 6,700 restricted stock units granted on February 9, 2009.
z.	Award of 20,950 restricted stock units granted on May 15, 2012.

3)	The values set forth in this column are based on the closing sale price of our Class A Common Stock on September 28, 2012 ($32.75 per share) multiplied by the number of unvested shares underlying restricted stock unit awards outstanding at September 28, 2012.

Option Exercises and Stock Vested at 2012 Fiscal Year-End

The following table presents information concerning the aggregate number of shares of our Class A Common Stock for which stock options were exercised and for which shares were acquired upon the vesting of restricted stock unit awards during fiscal 2012 by each of our Named Executive Officers.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Earned on Vesting (#)	Value Realized on Vesting ($)(2)
Kevin Yeaman	—	—	23,525	858,991
Lewis Chew	—	—	—	—
Ramzi Haidamus	15,937	112,007	11,700	423,945
Michael Rockwell	—	—	12,968	474,801
Murray Demo	90,000	542,169	14,543	584,157
Michael Bergeron	—	—	—	—

(1)	The value realized on the exercise of each stock option is equal to the difference between the market price of our Class A Common Stock on the date of exercise and the per share exercise price, multiplied by the number of shares exercised.
(2)	The value realized on the vesting of each restricted stock unit award is based on the market price of our Class A Common Stock on the date of vesting multiplied by the number of shares vested.

Pension Benefits

We did not sponsor any defined benefit pension or other actuarial plan for our Named Executive Officers during fiscal 2012.

Nonqualified Deferred Compensation

We did not maintain any nonqualified defined contribution or other deferred compensation plans or arrangements for our Named Executive Officers during fiscal 2012.

Potential Payments upon Termination or Change in Control

Termination and Change in Control Arrangements

2005 Stock Plan

Our 2005 Stock Plan provides that in the event of a “change in control” of the Company, the successor corporation may assume, substitute an equivalent award, or replace with a cash incentive program each outstanding award under the plan. If there is no assumption, substitution or replacement with a cash incentive program of outstanding awards, such awards will become fully vested and exercisable immediately prior to the change in control unless otherwise determined by the plan administrator, and the administrator will provide notice to the recipient that he or she has the right to exercise such outstanding awards for a period of 15 days from the date of the notice. The awards will terminate upon the expiration of the 15-day period.

Notwithstanding the foregoing, awards made to an outside director will become fully vested and exercisable immediately prior to the change in control of the Company. Awards granted to our employees and consultants will be subject to an accelerated vesting schedule equal to one year of additional vesting for each year of service the employee or consultant provided to us, if such employee or consultant is terminated by us or a successor to us without “cause” or if such employee or consultant resigns for “good reason,” provided that the termination or resignation occurs within the 12 months following our change in control.

Under the 2005 Stock Plan, “Cause” means the termination by the Company of a participant’s service based on such participant’s: (i) refusal or failure to act in accordance with any lawful Company orders, (ii) unfitness or unavailability for service or unsatisfactory performance (other than as a result of disability), (iii) the performance or failure to perform any act in bad faith and to the detriment of the Company, (iv) dishonesty, intentional misconduct or material breach of any agreement with the Company, or (v) commission of a crime involving dishonesty, breach of trust, or physical or emotional harm to any person.

Under the 2005 Stock Plan, “Good Reason” means the occurrence following a change in control of the Company of any of the following events or conditions unless consented to by the participant: (a) certain reductions in the participant’s base salary; or (b) requiring the participant to be based at any place outside a 50-mile radius from the participant’s job location or residence prior to the change in control except for reasonably required business travel.

Employment Agreement with Mr. Yeaman

In connection with Mr. Yeaman’s appointment as President and Chief Executive Officer of the Company, we entered into an employment agreement with him, which provides, among other things, that in the event of his termination of employment without cause or his resignation for good reason other than in connection with a change in control of the Company (as defined in the employment agreement), and subject to his signing and not revoking a release of claims in favor of the Company, Mr. Yeaman will receive:

•	a lump-sum payment equal to 150% of his annual base salary,

•	a lump-sum payment equal to a prorated amount of his annual incentive compensation target,

•	accelerated vesting of 50% of his unvested equity awards, and

•	reimbursement for premiums paid for continued health benefits until the earlier of 18 months from date of termination or when he becomes covered under similar plans;

or in the event of his termination of employment without cause or his resignation for good reason in connection with a change in control of the Company, and subject to his signing and not revoking a release of claims in favor of the Company, Mr. Yeaman will receive:

•	a lump-sum payment equal to 200% of his annual base salary,

•	an additional lump sum payment equal to 100% of the annual incentive compensation target for the year of termination,

•	accelerated vesting of 100% of his unvested equity awards, and

•	reimbursement for premiums paid for continued health benefits until the earlier of 24 months from the date of termination or when he becomes covered under similar plans.

Mr. Yeaman’s calendar 2012 base salary at the end of fiscal 2012 was $636,540.

Accelerated Vesting for Messrs. Haidamus and Rockwell

The equity awards granted to Messrs. Haidamus and Rockwell effective August 15, 2012, listed in “Outstanding Equity Awards at 2012 Fiscal Year-End” above, contain provisions that provide for acceleration of 50% of the then unvested shares subject to the applicable equity award in the event of termination of employment without “Cause” (as defined in the 2005 Stock Plan and described above) or upon resignation for “Good Reason.” Good Reason is defined as (i) a reduction in corporate rank to a level below executive vice president, (ii) ceasing to report directly to our Chief Executive Officer, (iii) a material reduction in base salary or (iv) being required to be based at any place outside a 50-mile radius from the employee’s job location or residence except for reasonably required travel on business.

Estimated Payments upon Termination or Change in Control

The following table provides information concerning the estimated payments and benefits that would be provided in the circumstances described above for each of the Named Executive Officers. Payments and benefits are estimated assuming that the triggering event took place on the last day of fiscal 2012 (September 28, 2012), and the price per share of our Class A Common Stock is the closing sale price on the NYSE as of that date ($32.75 per share). These payments and benefits are in addition to benefits available generally to salaried employees, such as distributions under the Company’s 401(k) plan, medical benefits, disability benefits and accrued vacation pay. There can be no assurance that a triggering event would produce the same or similar results as those estimated below if such event occurs on any other date or at any other price, or if any other assumption used to estimate potential payments and benefits is not correct. Mr. Demo retired as our Executive Vice President and Chief Financial Officer effective June 3, 2012. Other than $151,610 pursuant to the short-term cash incentive arrangement described in “Compensation Discussion and Analysis—Elements of Executive Compensation—Annual Incentive Compensation—Short-Term Cash Incentive Arrangement with Mr. Demo,” Mr. Demo did not receive any payments or benefits in connection with his resignation, other than payments and benefits generally available to salaried employees, such as accrued but unused vacation pay.

Name	Type of Benefit	Potential Payments Upon:
		Change in Control without Assumption of Outstanding Equity Awards ($)	Voluntary Termination Not for Good Reason or Termination for Cause ($)	Involuntary Termination Other Than for Cause		Voluntary Termination for Good Reason
				Prior to Change in Control ($)	Within 12 Months of Change in Control ($)	Prior to Change in Control ($)	Within 12 Months of Change in Control ($)
Kevin Yeaman	Cash Severance Payments	—	—	1,589,606	1,909,620	1,589,606	1,909,620
	Vesting Acceleration(1)	6,193,107	—	3,096,553	6,193,107	3,096,553	6,193,107
	Continued Coverage of Employee Benefits(2)	—	—	43,737	58,316	43,737	58,316
	Total Termination Benefits	6,193,107	—	4,729,896	8,161,043	4,729,896	8,161,043

Lewis Chew	Cash Severance Payments	—	—	—	—	—	—
	Vesting Acceleration(1)	1,278,888	—	—	—	—	—
	Total Termination Benefits	1,278,888	—	—	—	—	—

Ramzi Haidamus	Cash Severance Payments	—	—	—	—	—	—
	Vesting Acceleration(1)	3,876,201	—	343,875	3,876,201	343,875	3,876,201
	Total Termination Benefits	3,876,201	—	343,875	3,876,201	343,875	3,876,201

Michael Rockwell	Cash Severance Payments	—	—	—	—	—	—
	Vesting Acceleration(1)	4,016,992	—	343,875	4,016,992	343,875	4,016,992
	Total Termination Benefits	4,016,992	—	343,875	4,016,992	343,875	4,016,992

Michael Bergeron	Cash Severance Payments	—	—	—	—	—	—
	Vesting Acceleration(1)	686,113	—	—	—	—	—
	Total Termination Benefits	686,113	—	—	—	—	—

(1)	The values reported in the table are based on (i) the excess of the closing sale price of our Class A Common Stock on September 28, 2012 ($32.75 per share) over the exercise price with respect to unvested stock options, and (ii) the closing sale price of our Class A Common Stock on September 28, 2012 ($32.75 per share) in the case of restricted stock unit awards.
(2)	Assumes continued coverage of health coverage benefits at the same level of coverage provided for at the end of fiscal 2012.

Equity Compensation Plan Information

The following table sets forth information regarding outstanding stock options and restricted stock unit awards and the shares of our Common Stock reserved for future issuance under our equity compensation plans as of September 28, 2012.

Plan Category	Class of Common Stock	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a))
		(a)		(b)		(c)
Equity compensation plans approved by security holders(1)	Class A	7,012,993	(2)	$21.32	(3)	6,007,705	(4)
	Class B	183,874		$4.10		—

Equity compensation plans not approved by security holders	Class A	—		—		—
	Class B	—		—		—

Total	Class A	7,012,993	(2)	$21.32	(3)	6,007,705	(4)
	Class B	183,874		$4.10		—

(1)	Consists of the 2000 Stock Incentive Plan, 2005 Stock Plan and the Employee Stock Purchase Plan. The 2000 Stock Incentive Plan terminated on October 1, 2010 and no shares of our Common Stock remained available for future issuance under that plan.
(2)	The amount reported includes 2,572,180 shares issuable upon the vesting of outstanding restricted stock unit awards granted under the 2005 Stock Plan.
(3)	Restricted stock unit awards do not have an exercise price and therefore are not included in the calculation of the weighted average exercise price.
(4)	The amount reported includes 371,812 shares available for purchase under the Employee Stock Purchase Plan at the end of fiscal 2012.

COMPENSATION OF DIRECTORS

The following table provides information concerning the compensation paid by us to each of our non-management directors for fiscal 2012. Our Chief Executive Officer did not receive additional compensation for his service as a director and, consequently, is not included in the table. The compensation received by our Chief Executive Officer as an employee is presented in the Fiscal 2012 Summary Compensation Table.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)(3)(4)	Option Awards ($)(4)	All Other Compensation ($)	Total ($)
David Dolby(5)	65,000	299,963	—	100,000	464,963
Nicholas Donatiello, Jr.	86,000	299,963	—	—	385,963
Peter Gotcher(6)	109,000	299,963	—	41,665	450,628
Ted W. Hall	91,000	299,963	—	—	390,963
Bill Jasper	59,000	299,963	—	—	358,963
Sanford Robertson	79,000	299,963	—	—	378,963
Roger Siboni	98,000	299,963	—	—	397,963
Avadis Tevanian, Jr.	84,000	299,963	—	—	383,963

(1)	Generally, consists of meeting attendance fees, annual retainers and, if applicable, committee chair retainers.
(2)	Stock Awards consist solely of restricted stock unit awards. The amounts reported reflect the grant date fair value of each equity award computed in accordance with ASC 718, excluding estimated forfeitures. See Note 6 to our consolidated financial statements in our 2012 Annual Report on Form 10-K for more information on grant date fair values. The amounts reported do not reflect the compensation actually received by the directors. There can be no assurance that restricted stock unit awards will vest (in which case no value will be realized by the individual) or that the value on vesting will approximate the compensation expense recognized by the Company.
(3)	In fiscal 2012, our non-management directors received the following restricted stock unit awards:

Name	Grant Date	Approved Date	Number of Securities Underlying Restricted Stock Unit Awards	Grant Date Fair Value($)
David Dolby	02/07/2012	02/07/2012	7,900	299,963
Nicholas Donatiello, Jr.	02/07/2012	02/07/2012	7,900	299,963
Peter Gotcher	02/07/2012	02/07/2012	7,900	299,963
Ted W. Hall	02/07/2012	02/07/2012	7,900	299,963
Bill Jasper	02/07/2012	02/07/2012	7,900	299,963
Sanford Robertson	02/07/2012	02/07/2012	7,900	299,963
Roger Siboni	02/07/2012	02/07/2012	7,900	299,963
Avadis Tevanian, Jr.	02/07/2012	02/07/2012	7,900	299,963

(4)	As of September 28, 2012, the aggregate number of shares underlying outstanding stock options and restricted stock unit awards held by each of our non-management directors was:

Name	Aggregate Number of Shares Underlying Outstanding Stock Options	Aggregate Number of Shares Underlying Restricted Stock Unit Awards
David Dolby(5)	3,155	14,721
Nicholas Donatiello, Jr.	—	11,234
Peter Gotcher	51,594	7,900
Ted W. Hall(7)	5,000	11,234
Bill Jasper(8)	79,000	11,234
Sanford Robertson	22,501	11,234
Roger Siboni	42,500	11,234
Avadis Tevanian, Jr.	—	11,234

(5)	The amount reported in the All Other Compensation column consists of $100,000 for David Dolby’s consulting services. The outstanding equity awards include options to purchase 3,155 shares of our Class A Common Stock and restricted stock unit awards covering 183 shares of our Class A Common Stock received by David Dolby as compensation while he was an employee of the Company prior to joining the Board.
(6)	The amount reported in the Fees Earned or Paid in Cash column consists of $100,000 for Board and Chairman retainers and $9,000 for meeting attendance fees. The amount reported in the All Other Compensation column consists of $41,665 for Mr. Gotcher’s consulting services as described below under “—Compensation Arrangements with Peter Gotcher.”
(7)	The stock options are held in the name of Ted W. Hall as Trustee of the Hall 2006 Trust.
(8)	The amount reported represents outstanding stock options to purchase 79,000 shares of our Class A Common Stock received as compensation while previously employed by the Company. The amount reported also includes stock options to purchase 4,000 shares of Class B Common Stock transferred to Mr. Jasper’s former spouse pursuant to a domestic relations order.

Standard Non-Management Director Compensation Arrangements

We use a combination of cash and equity compensation to attract and retain qualified candidates to serve on our Board. The Nominating and Governance Committee (the “Committee” for purposes of the Compensation of Directors disclosure) is responsible for conducting periodic reviews of director compensation and, if appropriate, recommending to our Board any changes in the type or amount of compensation.

Cash Compensation

During fiscal 2012, the annual cash retainer for the non-management directors was $50,000. In addition, the chairman of the Audit Committee received $20,000 for his services as chairman of the Audit Committee, the chairman of the Compensation Committee received $10,000 for his services as chairman of the Compensation Committee, and the Chairman of the Board received $50,000 for his services as Chairman of the Board. All retainers are payable in quarterly increments. We also paid a $1,000 per meeting fee for the attendance of the non-management directors at Board and committee meetings.

Equity Compensation

During fiscal 2012, pursuant to the automatic outside director equity program in our 2005 Stock Plan, a newly appointed non-management director was eligible to receive an “initial” restricted stock unit award covering that number of shares of our Class A Common Stock as determined by dividing $600,000 by the fair market value of a share of our Class A Common Stock on the date of grant, and all other non-management directors were eligible to receive a “subsequent” restricted stock unit award covering that number of shares of our Class A Common Stock as determined by dividing $300,000 by the fair market value of a share of our Class A Common Stock on the date of grant. Immediately following the 2012 Annual Meeting of Stockholders, all non-management directors who had been directors for at least six months automatically received subsequent restricted stock unit awards. Initial restricted stock unit awards vest over approximately two years (50% vesting per year) and subsequent restricted stock unit awards vest in full approximately one year after the grant date. All shares covered by initial or subsequent restricted stock unit awards will become fully vested and exercisable immediately prior to a change in control of the Company. Vesting date approximations account for year-to-year variations in the dates of our Annual Meeting of Stockholders. If elected to the Board at the Annual Meeting, Ms. Chau will receive an initial restricted stock unit award on the date of the Annual Meeting, as described above.

During fiscal 2012, the Committee engaged Compensia, Inc. for purposes of advising the Committee on director compensation matters. The Committee provided Compensia with instructions regarding the goals of our director compensation program and instructed Compensia to evaluate our director compensation against director compensation at companies included in the direct peer group used for setting our fiscal 2012 executive officer compensation. Compensia has advised the Compensation Committee on executive officer compensation matters and has provided other services to the Company in designing employee compensation programs and received compensation for those services.

Following its review of director compensation in July 2012, the Committee concluded that no changes to non-management director compensation were advisable for fiscal 2013.

Other Arrangements

We reimburse our non-management directors for reasonable travel, lodging and related expenses in connection with attendance at our Board and committee meetings and Company-related activities. If eligible, non-management directors may elect to participate in our healthcare program (which is a program that does not discriminate in scope, terms or operation, in favor of executive officers or directors), provided that they pay the premiums associated with their (and their eligible dependents’) healthcare coverage.

Compensation Arrangements with Peter Gotcher

Peter Gotcher entered into a one-year Services Agreement dated March 1, 2011 (the “2011 Services Agreement”) with the Company under which he advised on technologies and markets and other matters as the Board requested. In consideration for his services under the 2011 Services Agreement, Mr. Gotcher received $8,333 per month, or $100,000 over the term of the 2011 Services Agreement. Mr. Gotcher also received a restricted stock unit award for 8,004 shares of our Class A Common Stock, all of which vested in full on March 1, 2012. The 2011 Services Agreement terminated by its terms on March 2, 2012.

Compensation Arrangements with David Dolby

David Dolby entered into a Consulting Agreement dated February 2, 2011 (the “2011 Consulting Agreement”) with the Company pursuant to which he provided research and analyses supporting the work of the Technology and Strategy Committee, an ad hoc committee of the Board. In consideration for his consulting services, David Dolby received $8,333 per month, or $100,000 in the aggregate over the term of the 2011 Consulting Agreement, in addition to his standard director compensation. The 2011 Consulting Agreement terminated by its terms on February 2, 2012.

On February 7, 2012, Mr. Dolby entered into a new Consulting Agreement with the Company (the “2012 Consulting Agreement”) pursuant to which he provides research and analyses supporting the work of the Technology and Strategy Committee. In consideration for his consulting services, Mr. Dolby receives $8,333 per month, or $100,000 in the aggregate over the one-year term of the 2012 Consulting Agreement, in addition to his standard director compensation.

Non-Employee Director Stock Ownership Guidelines

In November 2012, the Board approved, upon recommendation of the Nominating and Governance Committee, stock ownership guidelines for our non-employee directors, based on the belief that stock ownership guidelines further align the interests of our non-employee directors with those of our stockholders. Pursuant to our non-employee director stock ownership guidelines, each non-employee director is generally expected to accumulate and hold a number of shares of our Class A Common Stock equal to the lesser of (i) the value of three times his or her annual retainer (as of the applicable date of determination) for service on the Board or (ii) a fixed number of shares having a value equal to three times the director’s annual retainer on the date of adoption of the non-employee director stock ownership guidelines. For purposes of our non-employee director stock ownership guidelines, a director’s “annual retainer” excludes any retainer for serving as a member or as a chair of any Board committees, or for serving as the Chairman of the Board.

PROPOSAL 2

AMENDMENT AND RESTATEMENT OF THE 2005 STOCK PLAN

Stockholders are being asked to approve the amendment and restatement of the Dolby Laboratories, Inc. 2005 Stock Plan (the “Plan”). The Board has determined that it is in the best interests of the Company and its stockholders to amend and restate the Plan to: (i) authorize an additional 8,000,000 shares of our Class A Common Stock for issuance under the Plan, (ii) re-approve the menu of performance-based compensation measures previously established under the Plan as is required to be done every five years under Section 162(m) of the Internal Revenue Code (the “Code”), (iii) establish annual limits on Plan awards to the non-employee members of our Board, (iv) provide that shares used to satisfy tax withholding obligations related to awards granted under the Plan will not be available for future grant or sale under the Plan, (v) provide that no dividend equivalents may be awarded with respect to stock options or stock appreciation rights granted under the Plan, nor paid on any full-value award granted under the Plan prior to the vesting of such award, and (vi) make certain other immaterial changes as set forth in the text of the amended and restated Plan which is attached as Appendix B to this Proxy Statement.

Authorization of Additional Shares

Our ability to attract, retain, motivate and reward employees, directors, and consultants through long-term incentive compensation delivered in the form of equity awards is key to our success and our ongoing efforts to build sustainable long-term stockholder value. Historically, we have granted equity awards to our employees because these forms of equity compensation provide a strong incentive for our employees to work to grow the business and build stockholder value over time, and are attractive to employees who share the entrepreneurial spirit that has made the Company a success.

We are seeking stockholder approval of an additional 8 million shares of our Class A Common Stock available for issuance under the Plan. We believe strongly that the proposed increase in shares issuable under the Plan is essential to our continued success and therefore is in the best interest of the Company and our stockholders. As of November 23, 2012, 5,621,547 shares of our Class A Common Stock remained available for issuance under the Plan, which is insufficient to meet our projected needs for the next several years. Based on the current range of our stock price and after carefully forecasting our anticipated growth rate for the next few years, we believe that this increase will be sufficient to fund our long-term incentive compensation awards for the next two to three years under our current compensation programs.

We last sought and obtained stockholder approval of an increase in the number of shares of our Class A Common Stock available for issuance under the Plan at the 2011 Annual Meeting of Stockholders. At that time, we believed that this increase would be sufficient to meet our needs for the next three to five years. However, because of the decline in our stock price since then, our continued growth and the increasingly competitive market for talent in the San Francisco Bay Area, we have been required to utilize shares reserved under the Plan at a greater rate than originally projected.

We monitor our use of equity compensation carefully to manage the effect of long-term stockholder dilution by limiting the number of equity awards granted annually. In addition, the Compensation Committee carefully monitors our total dilution, annual award levels (“burn rate”), and equity expense to ensure that we maximize stockholder value by granting only the appropriate number of equity awards necessary to further our annual and long-term strategic and operational objectives. These efforts are reflected in our three-year average gross burn rate, which, even taking into consideration our actual grant activity in fiscal 2012 and projected grants for fiscal 2013, is below the median level of the companies in our compensation peer group. We also have implemented a stock buyback program, which we have used to effectively manage our overall stockholder dilution levels.

Additional Amendments

We are also seeking to re-approve the menu of performance-based compensation measures to be used under the Plan as required by Section 162(m) of the Code. Our stockholders have previously re-approved a similar menu of performance-based compensation measures, and we are asking for re-approval as required by Section 162(m) of the Code in order to potentially qualify for the availability of federal tax deductions for certain performance-based compensation.

In addition, we are seeking approval of annual limits on Plan grants to the non-employee members of our Board, as the current Plan does not contain any such limits. The limits would be $1,000,000 for any cash awards per Company fiscal year per non-employee Board member, increased to $2,000,000 in the first Company fiscal year of service as a non-employee Board member, and up to $1,000,000 in grant date fair value (determined in accordance with U.S. generally accepted accounting principles) for any equity-based awards per Company fiscal year per non-employee Board member, increased to $2,000,000 in the first Company fiscal year of service as a non-employee Board member. Although we are introducing these limits into the Plan, our current practice pursuant to the Plan’s automatic outside director equity program is to grant new non-employee directors an initial restricted stock unit award having a value of $600,000, and each continuing non-employee director an annual restricted stock unit award having a value of $300,000, as described in “Compensation of Directors—Standard Non-Management Director Compensation Arrangements—Equity Compensation.”

We are also seeking approval of amendments to the Plan that provide that (i) shares used to satisfy tax withholding obligations related to awards granted under the Plan will not be available for future grant or sale under the Plan, and (ii) no dividend equivalents may be awarded with respect to stock options or stock appreciation rights granted under the Plan, nor paid on any full-value award granted under the Plan prior to the vesting of such award. Among other things, these changes are stockholder-oriented and conform the terms of the Plan to our current practice.

Board of Directors Approval

The Board of Directors has adopted, subject to stockholder approval, the amendment and restatement of the Plan, which is attached as Appendix B to this Proxy Statement and described in this proposal. If the stockholders approve the amended and restated Plan, it will replace the current version of the Plan. Otherwise, the current version of the Plan will remain in effect. If this proposal is not approved by our stockholders, we will make no future equity awards under the Plan on or after the date of our 2013 Annual Meeting of Stockholders.

Our executive officers and directors have an interest in the amendment and restatement of the Plan because they are eligible for awards under the Plan.

Description of the Amended and Restated 2005 Stock Plan

The following description of the principal features of the amended and restated Plan is qualified in its entirety by reference to the text of the amended and restated Plan, which is attached as Appendix B to this Proxy Statement.

Purpose

The purpose of the Plan is to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to employees, directors and consultants, and to promote the success of the Company’s business by emphasizing long-term value creation and further aligning the interests of employees, directors and consultants with the interests of stockholders.

Eligibility

Plan-eligible participants include employees, consultants and directors of the Company and its subsidiaries. As of November 23, 2012, we had approximately 1,503 employees (including one employee director) and eight non-employee directors. While consultants are eligible to participate pursuant to the terms of the Plan, the Company does not generally make equity grants to its consultants.

Administration of Plan

Except as otherwise described below, the Compensation Committee administers the Plan. The administrator has the power to determine the terms of the awards, including the individuals to whom awards will be made, the type of awards, the amount of the awards, the exercisability of the awards and the form of consideration, if any, payable upon exercise. Additionally, the administrator makes all other determinations necessary or advisable for the administration of the Plan, including interpreting the Plan and any award agreements under the Plan. The Board acts as administrator and has the exclusive power and authority to change the outside director equity award program described below under “Outside Director Awards” and to increase or decrease the share reserves under the Plan. In addition, the Stock Plan Committee may act as administrator in limited circumstances, as it has the authority to grant equity-based awards to employees and consultants who are not executive officers or directors of the Company. In the case of awards intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code, the Compensation Committee, which consists of two or more “outside directors” within the meaning of Section 162(m) of the Code, approves such grants and the performance goals for any performance period. In the case of awards granted to certain executive officers that require the achievement of specified performance goals, following the completion of the performance period, the Compensation Committee will certify, to the extent required by Section 162(m) of the Code, the extent to which the performance goals for the performance period have been achieved.

Share Reserve

Assuming stockholders approve this proposal, a total of 29,000,000 shares of our Class A Common Stock will have been authorized for issuance under the Plan since the Plan’s inception (inclusive of, among other things, shares previously issued pursuant to awards granted under the Plan, and any of such shares that were subsequently retired). As of November 23, 2012, stock options to purchase 4,369,952 shares of our Class A Common Stock, RSUs to acquire 2,605,359 shares of our Class A Common Stock and SARs covering 2,500 shares of our Class A Common Stock were outstanding under the Plan. The outstanding stock options had a weighted average exercise price of $33.34 and the outstanding SARs had a weighted average exercise price of $19.20. As of November 23, 2012, 5,621,547 shares of our Class A Common Stock remained available for future issuance under the Plan. Any shares subject to an award granted prior to February 2, 2011, the date of our 2011 Annual Meeting of Stockholders, with a per share price less than the fair market value of our Class A Common Stock on the date of grant were counted against the authorized share reserve as 2 shares for every 1 share subject to the award, and if returned to the Plan such shares are counted as 2 shares for every 1 share returned. For any awards granted on or after February 2, 2011, any shares subject to an award with a per share price less than the fair market value of our Class A Common Stock on the date of grant will be counted against the authorized share reserve as 1.6 shares for every 1 share subject to such award, and if returned to the Plan such shares will be counted as 1.6 shares for every 1 share returned.

On August 10, 2012, we completed our stock option exchange program, under which options to purchase an aggregate of 2,665,986 shares of our Class A Common Stock were exchanged for 783,443 restricted stock units, resulting in a net reduction of 1,882,543 shares associated with awards outstanding under the Plan, or approximately 1.8% of the number of shares of our Common Stock outstanding on August 10, 2012. The net surrendered shares under the exchange program were not returned to the Plan share reserve or to the share reserve of any other equity plan, and are not available for future issuance. See “Compensation Discussion and Analysis—Stock Option Exchange Program” for more information on our stock option exchange program.

If an award expires or becomes unexercisable without having been exercised in full, or, with respect to restricted stock, RSUs, deferred stock units, performance shares or performance units, is forfeited to or repurchased by the Company, the unpurchased shares (or for awards other than stock options and SARs, the forfeited or repurchased shares) will become available for future grant or sale under the Plan. If a SAR is settled in shares, the gross number of shares exercised will cease to be available under the Plan. Shares that actually have been issued under the Plan under any award will not be returned to the Plan and will not become available for future distribution under the Plan.

If unvested shares of restricted stock, RSUs, deferred stock units, performance shares or performance units are repurchased by the Company or are forfeited to the Company, such shares will become available for future grant under the Plan. Shares used to pay the exercise or purchase price of an award (including pursuant to a net exercise of a stock option) and/or to satisfy the tax withholding obligations related to a stock option or SAR will not become available for future grant or sale under the Plan. In addition, shares used to satisfy tax withholding obligations related to restricted stock, RSUs, deferred stock units, performance shares or performance units shall not become available for future grant or sale under the Plan. Awards paid out in cash rather than shares will not reduce the number of shares available for issuance under the Plan. Shares actually issued pursuant to awards transferred under any award transfer program will not be again available for grant under the Plan.

Limitations

The Plan contains annual grant limits intended to satisfy Section 162(m) of the Code. Specifically, the maximum number of shares which could be issued to any one individual in any fiscal year pursuant to stock options, SARs, restricted stock, RSUs, or performance shares is limited to 2,000,000, and the maximum which could be issued to any one individual in any fiscal year pursuant to the grant of performance units or performance bonus awards is $5,000,000. In addition, an individual may be granted stock options or SARs to purchase up to an additional 2,000,000 shares of Class A Common Stock in connection with his or her initial hiring by the Company.

The administrator will adjust the maximum number and type of securities that may be granted pursuant to the Plan, the limitations on annual grants to individuals or in connection with an individual’s initial hiring, as well as the number and type of securities subject to outstanding awards, the stock option price, grant price or other price of shares subject to outstanding awards, any performance conditions relating to shares and any other conditions of outstanding awards, in the event of a merger, reorganization, consolidation, recapitalization, liquidation, stock dividend, spin-off, stock split, reverse stock split, share combination, share exchange, extraordinary dividend, or any change in the corporate structure affecting our Class A Common Stock.

Separately, apart from Section 162(m) of the Code, the Plan limits the grants that can be made each Company fiscal year to our non-employee Board members. The limits are $1,000,000 for any cash awards per Company fiscal year per non-employee Board member, increased to $2,000,000 in the first Company fiscal year of service as a non-employee Board member, and up to $1,000,000 in grant date fair value (determined in accordance with U.S. generally accepted accounting principles) for any equity-based awards per Company fiscal year per non-employee Board member, increased to $2,000,000 in the first Company fiscal year of service as a non-employee Board member.

Awards

The Plan provides for the grant of incentive stock options, non-statutory stock options, restricted stock, RSUs, SARs, deferred stock units, performance units, performance shares and performance cash bonus awards. Set forth below is a general description of the types of awards that may be granted under the Plan. On November 23, 2012, the closing price of our Class A Common Stock on the NYSE was $32.62 per share.

Stock Options

The per share exercise price for the shares to be issued pursuant to exercise of a stock option shall be no less than 100% of the fair market value of our Class A Common Stock on the date of grant. The term of any stock option, including specifically an incentive stock option may not exceed ten years, except that with respect to any participant who owns 10% of the voting power of all classes of our outstanding stock, the term must not exceed five years and the exercise price must equal at least 110% of the fair market value on the grant date. The administrator determines the term of all other stock options.

Upon termination of a participant’s service with us or with a subsidiary of ours, he or she may exercise his or her stock option for the period of time stated in the stock option agreement. Generally, if termination is due to death or disability, the stock option will remain exercisable for 12 months. In all other cases, the stock option will generally remain exercisable for three months. However, a stock option may never be exercised later than the expiration of its term.

Stock Appreciation Rights

SARs allow the recipient to receive the appreciation in the fair market value of our Class A Common Stock between the exercise date and the date of grant. The administrator determines the terms of SARs, including when such rights become exercisable and whether to pay the increased appreciation in cash or with shares of our Class A Common Stock, or a combination thereof. Notwithstanding the foregoing, the terms of a SAR will require that the per share exercise price for the shares to be issued pursuant to the exercise of a SAR shall be no less than 100% of the fair market value of our Class A Common Stock on the date of grant and the term of any SAR may not exceed ten years.

Restricted Stock

Restricted stock awards are shares of our Class A Common Stock that vest in accordance with terms and conditions established by the administrator. The administrator will determine the number of shares of restricted stock granted to any employee. The administrator may impose whatever conditions to vesting it determines to be appropriate. For example, the administrator may set restrictions based on the achievement of specific performance goals. Shares of restricted stock that do not vest are subject to our right of repurchase or forfeiture.

Restricted Stock Units

Restricted stock units (RSUs) represent the right to receive shares of our Class A Common Stock after satisfying applicable vesting conditions established by the administrator. RSUs also may be settled in cash. The administrator will set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of RSUs that will be paid out to the employee. The administrator may set vesting criteria based upon service with the Company, the achievement of Company-wide, business unit, or individual goals, performance goals or any other basis determined by the administrator in its discretion. Unless and until the RSUs vest, the employee will have no right to receive shares or a cash payment under such RSUs.

Deferred Stock Units

The Plan permits the grant of deferred stock units, which may consist of restricted stock, performance shares or performance unit awards that are paid out in installments or on a deferred basis, as determined in the administrator’s sole discretion and in accordance with rules and procedures established by the administrator. Deferred stock units may be settled in cash, shares of our Class A Common Stock or a combination of cash and our Class A Common Stock.

Performance-Based Compensation

Performance units, performance shares and performance cash bonuses are awards that will result in a payment to a participant only if performance goals established by the administrator are achieved or the awards otherwise vest. As described below, the administrator will establish organizational or individual performance goals in its discretion within the parameters of the Plan, which, depending on the extent to which they are met, will determine the degree of granting, vesting and/or payout value of performance units, performance shares and performance cash bonuses to be paid out to participants. Performance units will have an initial dollar value established by the administrator on or before the grant date. Performance shares will have an initial value equal to the fair market value of our Class A Common Stock on the grant date.

The Plan, as proposed to be amended and subject to stockholder approval, provides specific measures from which the administrator may base performance goals. Specifically, performance goals to be used for awards shall be chosen from one or more of the following measures: (i) revenue, (ii) gross margin, (iii) operating margin, (iv) operating income, (v) pre-tax profit, (vi) earnings before interest, taxes and depreciation, (vii) net income, (viii) cash flow, (ix) expenses, (x) the market price of a share of our Class A Common Stock, (xi) earnings, (xii) return on stockholder equity, (xiii) return on capital, (xiv) product quality, (xv) economic value added, (xvi) number of customers, (xvii) market share, (xviii) return on investments, (xix) profit after taxes, (xx) customer satisfaction, (xxi) business divestitures and acquisitions, (xxii) supplier awards from significant customers, (xxiii) new product development, (xxiv) working capital, (xxv) objectively determinable individual objectives, (xxvi) time to market, (xxvii) return on net assets, and (xxviii) sales. For awards that are not intended to qualify as performance-based compensation under Section 162(m) of the Code, the administrator may establish different performance goals.

Prior to the beginning of any applicable performance period or such later date as permitted under Section 162(m) of the Code, the administrator will establish one or more performance goals applicable to the awards of the executive officers covered by Section 162(m) of the Code. The target levels with respect to these performance measures may be expressed on an absolute basis or relative to a standard specified by the administrator. The degree of attainment of these performance measures will, according to criteria established by the administrator, be computed before the effect of changes in accounting standards, restructuring charges and similar extraordinary items occurring after the establishment of the performance goals applicable to a performance award.

Following completion of the applicable performance period, the Compensation Committee will certify, as to the executive officers covered by Section 162(m) of the Code, the extent to which the applicable performance goals have been attained and the resulting value to be paid to each such executive officer. The administrator retains the discretion to eliminate or reduce, but not increase, the amount that would otherwise be payable to such executive officer on the basis of the performance goals attained. However, no such reduction may increase the amount paid to any other executive officer. Performance award payments may be made in lump sum or in installments. In no event will any dividend equivalents attach to stock options or stock appreciation rights, nor paid out on any full-value award prior to the vesting of such award.

No performance award may be sold or transferred other than by will or the laws of descent and distribution prior to the end of the applicable performance period. The Company reserves the right to grant awards that do not qualify for the Code Section 162(m) performance-based exception and does not guarantee that any award intended to qualify as performance-based compensation under Code Section 162(m) so qualifies.

Outside Director Awards

Pursuant to the automatic outside director equity program in the Plan, a newly appointed non-management director is eligible to receive an “initial” restricted stock unit award covering that number of shares of our Class A Common Stock as determined by dividing $600,000 by the fair market value of a share of our Class A Common Stock on the date of grant, and all other non-management directors who have served on the Board for at least the preceding six months are eligible to receive an annual “subsequent” restricted stock unit award covering that number of shares of our Class A Common Stock as determined by dividing $300,000 by the fair market value of a share of our Class A Common Stock on the date of grant. Immediately following the Annual Meeting, each non-management director who has been a director for at least six months will automatically receive such a subsequent restricted stock unit award. Initial restricted stock unit awards vest over approximately two years

(50% vesting per year) and subsequent restricted stock unit awards vest in full approximately one year after the grant date. All shares covered by initial or subsequent restricted stock unit awards will become fully vested and exercisable immediately prior to a change in control of the Company. Vesting date approximations account for year-to-year variations in the dates of our Annual Meeting of Stockholders.

The administrator, which is not the Compensation Committee but the Board in the case of director equity, may change the number of shares subject to the initial and subsequent annual RSUs and the terms of such RSUs, and may grant a different mix of equity awards of an equivalent value to such RSUs as determined by our Board on the date of grant.

Effect of a Change in Control

The Plan provides that in the event of a “change in control” of the Company, the successor corporation may assume, substitute an equivalent award, or replace with a cash incentive program each outstanding award under the Plan. If there is no assumption, substitution or replacement with a cash incentive program of outstanding awards, such awards will become fully vested and exercisable immediately prior to the change in control unless otherwise determined by the administrator, and the administrator will provide notice to the recipient that he or she has the right to exercise such outstanding awards for a period of 15 days from the date of the notice. The awards will terminate upon the expiration of the 15-day period. Awards made to a non-employee director will become fully vested and exercisable immediately prior to the change in control. Awards granted to our employees and consultants will be subject to a “double-trigger” accelerated vesting schedule equal to one year of additional vesting for each year of service the employee or consultant provided to us, if such employee or consultant is terminated by us or a successor to us without “cause” or if such employee or consultant resigns for “good reason,” provided that the termination or resignation occurs within the 12 months following a change in control.

Transferability

Unless otherwise permitted by the administrator, the Plan generally does not allow for the transfer of awards, and, consequently, only the recipient of an award generally may exercise an award during his or her lifetime. The Company has granted non-statutory stock options under the Plan to its executive officers and directors that permit transfers for estate planning purposes. In no event are transfers to a third party for consideration permitted.

Prohibition on Repricing Awards

Unless approved by our stockholders, no stock option or SAR may be amended to reduce its exercise price or measurement price, and no outstanding stock option or SAR may be cancelled in exchange for the grant in substitution thereof any new awards with a lower exercise price or measurement price, and no outstanding stock option or SAR may be cancelled in exchange for cash, except in connection with a reorganization event or change of control. In addition, no option exchange program can be implemented without prior approval of our stockholders.

Termination and Amendment

The Plan will automatically terminate on November 9, 2020, unless we terminate it sooner. In addition, the administrator has the authority to amend, suspend or terminate the Plan provided such action does not impair the rights of any participant. However, the Company intends to obtain stockholder approval with respect to any further amendments to the Plan to the extent required by applicable law.

Summary of U.S. Federal Income Tax Consequences

The following summary is intended only as a general guide to the U.S. federal income tax consequences of participation in the Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

Incentive Stock Options. An optionee recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option qualifying under Section 422 of the Code. Optionees who neither dispose of their shares within two years following the date the stock option was granted nor within one year following the exercise of the stock option will normally recognize a capital gain or loss equal to the difference, if any, between the sale price and the purchase price of the shares. If an optionee satisfies such holding periods upon a sale of the shares, the Company will not be entitled to any deduction for federal income tax purposes. If an optionee disposes of shares within two years after the date of grant or within one year after the date of exercise (a “disqualifying disposition”), the difference between the fair market value of the shares on the determination date (see discussion under “Nonstatutory Stock Options” below) and the stock option exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. Any ordinary income recognized by the optionee upon the disqualifying disposition of the shares generally should be deductible by the Company for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code.

The difference between the stock option exercise price and the fair market value of the shares on the determination date of an incentive stock option (see discussion under “Nonstatutory Stock Options” below) is treated as an adjustment in computing the optionee’s alternative minimum taxable income and may be subject to an alternative minimum tax which is paid if such tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to optionees subject to the alternative minimum tax.

Nonstatutory Stock Options. Stock options not designated or qualifying as incentive stock options will be nonstatutory stock options having no special tax status. An optionee generally recognizes no taxable income as the result of the grant of such a stock option. Upon exercise of a nonstatutory stock option, the optionee normally recognizes ordinary income in the amount of the difference between the stock option exercise price and the fair market value of the shares on the determination date (as defined below). If the optionee is an employee, such ordinary income generally is subject to withholding of income and employment taxes. The “determination date” is the date on which the stock option is exercised unless the shares are subject to a substantial risk of forfeiture (as in the case where an optionee is permitted to exercise an unvested stock option and receive unvested shares which, until they vest, are subject to the Company’s right to repurchase them at the original exercise price upon the optionee’s termination of service) and are not transferable, in which case the determination date is the earlier of (i) the date on which the shares become transferable or (ii) the date on which the shares are no longer subject to a substantial risk of forfeiture. If the determination date is after the exercise date, the optionee may elect, pursuant to Section 83(b) of the Code, to have the exercise date be the determination date by filing an election with the Internal Revenue Service no later than 30 days after the date the stock option is exercised. Upon the sale of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value on the determination date, will be taxed as capital gain or loss. No tax deduction is available to the Company with respect to the grant of a nonstatutory stock option or the sale of the stock acquired pursuant to such grant. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the optionee as a result of the exercise of a nonstatutory stock option, except to the extent such deduction is limited by applicable provisions of the Code.

Stock Appreciation Rights. No taxable income is reportable when a SAR is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the amount of cash received and the fair market value of any shares of our Class A Common Stock received. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.

Restricted Stock Awards. A participant acquiring restricted stock generally will recognize ordinary income equal to the fair market value of the shares on the “determination date” (as defined above under “Nonstatutory Stock Options”). If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. If the determination date is after the date on which the participant acquires the shares, the participant may elect, pursuant to Section 83(b) of the Code, to have the date of acquisition be the determination date by filing an election with the Internal Revenue Service no later than 30 days after the date the shares are acquired. Upon the sale of shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value on the determination date, will be taxed as capital gain or loss. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

Restricted Stock Units. There are no immediate tax consequences of receiving an award of RSUs. A participant who is awarded RSUs will be required to recognize ordinary income in an amount equal to the fair market value of shares issued to such participant at the end of the applicable vesting period or, if later, the settlement date elected by the administrator or a participant. Any additional gain or loss recognized upon any later disposition of any shares received would be capital gain or loss. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

Performance Bonus, Performance Shares and Performance Unit Awards. A participant generally will recognize no income upon the grant of a performance share, performance bonus or performance unit award. Upon the settlement and/or payment of such awards, participants normally will recognize ordinary income in the year of receipt in an amount equal to the cash received and the fair market value of any nonrestricted shares received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. If the participant receives shares of restricted stock, the participant generally will be taxed in the same manner as described above (see discussion under “Restricted Stock Awards”). Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the fair market value on the “determination date” (as defined above under “Nonstatutory Stock Options”), will be taxed as capital gain or loss. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

Deferred Stock Unit Awards. A participant generally will recognize no income upon the grant of a Deferred Stock Unit Award. Upon the settlement of such an award, the participant normally will recognize ordinary income in the year of settlement in an amount equal to the fair market value of any unrestricted shares of our Class A Common Stock received. Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the fair market value on the determination date, will be taxed as capital gain or loss. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

Plan Benefits

Except as reflected in the table below, benefits and amounts that may be received by each of the Named Executive Officers, our executive officers as a group, and all other employees under the Plan cannot be determined at this time because the administrator has full discretion to determine the number, type and value of awards under the Plan. Further, actual amounts received under the fiscal 2013 Dolby Executive Annual Incentive Plan will depend on who participates in the Plan, actual performance measured against the attainment of pre-established performance goals and the Compensation Committee’s discretion to adjust such amounts.

With respect to Plan benefits for our non-employee directors, as described in “—Awards—Outside Director Awards,” immediately following each annual meeting of our stockholders, each non-employee director who has been a director for at least six months automatically will be granted a RSU award covering that number of shares as determined by dividing $300,000 by the fair market value of a share of Class A Common Stock on the date of grant, rounded down to the nearest whole RSU. In addition, any new non-employee director (who was not previously an employee director) automatically will be granted a RSU award covering that number of shares as determined by dividing $600,000 by the fair market value of a share of Class A Common Stock on the date of grant, rounded down to the nearest whole RSU. See “Compensation of Directors” for a description of director compensation under the Plan.

The table below reflects the equity awards granted to our executive officers (to date) and to be granted to our non-employee directors under the Plan for fiscal 2013, as well as the fiscal 2013 annual incentive compensation targets for our executive officers. The restricted stock unit awards to be granted to our non-employee directors will be made pursuant to our automatic outside director equity program.

Name and Position	Annual Incentive Compensation Target	Number or Dollar Value of Restricted Stock Unit Awards	Number of Stock Options
Kevin Yeaman	$655,636	54,700	234,400
President and Chief Executive Officer

Lewis Chew	$291,233	23,000	98,700
Executive Vice President and Chief Financial Officer

Ramzi Haidamus	$382,673	17,300	74,000
Executive Vice President, Marketing and Business Development

Michael Rockwell	$276,154	20,100	86,400
Executive Vice President, Advanced Technology Group

Michael Bergeron	$288,750	20,100	86,400
Senior Vice President, Worldwide Sales and Field Operations

Murray Demo	$0	0	0
Former Executive Vice President and Chief Financial Officer(1)

All current executive officers of the Company as a group	$2,156,488	149,600	641,600

All current directors who are not executive officers as a group(2)	$0	$2,100,000	0

All employees and consultants of the Company (excluding executive officers) as a group	not yet determined	not yet determined	not yet determined

(1)	Mr. Demo retired as our Executive Vice President and Chief Financial Officer effective June 3, 2012.
(2)	If elected to the Board at the Annual Meeting, Ms. Chau will receive an initial restricted stock unit award on the date of the Annual Meeting having a value of $600,000 on the date of grant, as described above in “Compensation of Directors—Standard Non-Management Director Compensation Arrangements—Equity Compensation.”

In addition, the following table sets forth the following persons or groups who received stock options or RSUs to purchase shares of our Class A Common Stock under the Plan in fiscal 2012:

Name and Position	Grant Date Fair Value of Stock Options($)(1)	Number of Stock Options	Grant Date Fair value of Restricted Stock Unit Awards($)(1)	Number of Restricted Stock Units(1)
Kevin Yeaman	2,760,334	234,000	1,903,728	136,601
President and Chief Executive Officer

Lewis Chew	2,497,763	168,075	1,650,644	39,050
Executive Vice President and Chief Financial Officer

Ramzi Haidamus(2)	2,461,265	205,200	1,700,002	91,802
Executive Vice President, Marketing and Business Development

Michael Rockwell(2)	2,461,265	205,200	1,732,469	90,627
Executive Vice President, Advanced Technology Group

Michael Bergeron	1,416,478	90,225	941,703	20,950
Senior Vice President, Worldwide Sales and Field Operations

Murray Demo	—	—	—	—
Former Executive Vice President and Chief Financial Officer(3)

All current executive officers of the Company as a group	12,595,072	987,300	8,544,965	418,344

All current directors who are not executive officers as a group	—	—	2,399,704	63,200

All employees and consultants of the Company (excluding executive officers) as a group	19,413,123	1,630,855	37,391,759	1,679,188

(1)	Includes restricted stock unit awards granted in exchange for surrendered stock options in connection with our recent stock option exchange program, as described in “Compensation Discussion and Analysis—Elements of Executive Compensation—Long-Term Incentive Compensation—Replacement Restricted Stock Unit Awards” and “Compensation Discussion and Analysis—Stock Option Exchange Program.” For more information about the determination of the grant date fair value and incremental fair value with respect to restricted stock unit awards granted in connection with our recent stock option exchange program, see Note 2 to the table under “Grants of Plan-Based Awards in Fiscal 2012.”
(2)	Amounts for Messrs. Haidamus and Rockwell include a one-time grant to each of them of an option to purchase 84,000 shares of our Class A Common Stock and a restricted stock unit award covering 21,000 shares of our Class A Common Stock, reflecting their new responsibilities arising from their new strategic roles as our Executive Vice President, Marketing and Business Development, and Executive Vice President, Advanced Technology Group, respectively.
(3)	Mr. Demo retired as our Executive Vice President and Chief Financial Officer effective June 3, 2012.

We did not grant any stock options under the Plan in fiscal 2012 to any associates of our current directors, executive officers or nominees for director. Other than Messrs. Yeaman, Chew, Haidamus and Rockwell, no single person received five percent of the stock options granted under the Plan in fiscal 2012. Other than Mr. Yeaman, no single person received five percent of the RSUs granted under the Plan in fiscal 2012.

Proposal 2 requires the affirmative vote of a majority of the voting power of the shares present and entitled to vote on Proposal 2 at the Annual Meeting in person or by proxy. Under the rules of the NYSE, brokers are prohibited from giving proxies to vote on equity compensation plan matters unless the beneficial owner of such shares has given voting instructions on the matter. This means that if your broker is the record holder of your shares, you must give voting instructions to your broker with respect to Proposal 2 if you want your broker to vote your shares on the matter.

The Board of Directors recommends a vote “FOR” the amendment and restatement of the Company’s 2005 Stock Plan.

PROPOSAL 3

AMENDMENT AND RESTATEMENT OF THE EMPLOYEE STOCK PURCHASE PLAN

Stockholders are being asked to approve the amendment and restatement of the Dolby Laboratories, Inc. Employee Stock Purchase Plan (the “ESPP”). The Board has determined that it is in the best interests of the Company and its stockholders to amend and restate the ESPP to authorize an additional 3,000,000 shares of our Class A Common Stock for purchase under the ESPP.

We have adopted, subject to stockholder approval, the amendment and restatement of the ESPP, which is attached as Appendix C to this Proxy Statement and described in this proposal.

Our executive officers have an interest in the amendment and restatement of the ESPP because they are eligible to participate in the ESPP.

Description of the Employee Stock Purchase Plan

The following description of the principal features of the ESPP is qualified in its entirety by reference to the text of the ESPP, which is attached as Appendix C to this Proxy Statement.

General

Our Board adopted and our stockholders approved the ESPP in January 2005. The Board approved the amendment to increase the number of shares of our Class A Common Stock available for sale under the ESPP by 3,000,000 shares on November 13, 2012, subject to, and effective upon, stockholder approval.

Purpose

The purpose of the ESPP is to provide eligible employees with an opportunity to purchase shares of our Class A Common Stock through contributions, generally through payroll deductions. The ESPP permits the Board or the Compensation Committee (referred to herein as the “Administrator”) to grant rights that qualify for preferential tax treatment under Section 423 of the Code and rights that do not so qualify.

Share Reserve

If our stockholders approve this proposal, a total of 4,000,000 shares of our Class A Common Stock will have been authorized for sale under the ESPP.

Administration

The Board or the Compensation Committee administers the ESPP. The Administrator will have full and exclusive discretionary authority to construe, interpret and apply the terms of the ESPP, to determine eligibility and to adjudicate all disputed claims filed under the ESPP. Subject to the provisions of the ESPP, every finding, decision, and determination made by the Administrator will, to the full extent permitted by law, be final and binding upon all parties.

Eligibility

Employees are eligible to participate in the ESPP if they are treated in Dolby’s records as actively employed by Dolby or any of Dolby’s participating subsidiaries, except employees who, as of the offering date, reside in a country that has been specifically excluded from participation at the discretion of the Administrator. For the Code Section 423 component, eligible employees include only those employees who are employed by Dolby or any participating subsidiary and whose customary employment is at least 15 hours per week and more than five months in any calendar year. Notwithstanding the foregoing, no employee will be granted an option under the ESPP (i) to the extent that, immediately after the grant, such employee would own capital stock of the Company and/or hold outstanding options to purchase such stock possessing 5% or more of the total combined voting power or value of all classes of the capital stock of the Company or any subsidiary, or (ii) to the extent that his or her rights to purchase stock under all of the Company’s employee stock purchase plans accrues at a rate which exceeds $25,000 worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year in which such rights are outstanding at any time. Subject to the limits in the previous sentence, the maximum aggregate number of shares that a participant may purchase during each purchase period will be 1,000 shares of our Class A Common Stock.

Offering Periods

The ESPP is implemented by a series of consecutive, overlapping offering periods of approximately 12 months, with each offering period consisting of approximately two six month purchase periods. The offering periods generally start on the first trading day following each exercise date (as discussed below) and terminate on the applicable exercise date, approximately 12 months later. For example, the November 2012 offering period will commence on November 16, 2012, which is the first trading day following the November 15, 2012 exercise date, and the May 2013 offering period will commence on May 16, 2013, which is the first trading day following the May 15, 2013 exercise date. The Board may change the duration of the offering periods (including the commencement date) with respect to future offerings without stockholder approval if such change is announced prior to the scheduled beginning of the first affected offering period. The first trading day of an offering period is referred to as the “offering date.”

On the offering date of each offering period, each participant is granted a right to purchase shares of our Class A Common Stock on each exercise date of the offering period. An offering period includes purchase periods of approximately six months in duration with the first purchase period of an offering period beginning on the offering date and ending on the next exercise date, and for the second purchase period of any offering period (if any), the approximate six month period commencing on the first day following the first exercise date of the offering period and ending with the next and final exercise date of that offering period. The right expires at the end of the offering period, or potentially earlier in connection with an employee’s termination (described below), but is generally exercised on the first trading day on or after May 15 and November 15 of each purchase period (the “exercise date”). To the extent permitted by applicable laws, if the fair market value of our Class A Common Stock on any exercise date in an offering period is lower than the fair market value of our Class A Common Stock on the offering date, then all participants in the offering period automatically will be withdrawn from such offering period immediately after exercise of their option on such exercise date and automatically re-enrolled in the immediately following offering period on the first day thereof.

Participation

An eligible employee may become a participant in the ESPP by completing a subscription agreement and filing it with the Company’s designated ESPP administrator prior to the applicable offering date. A subscription agreement will authorize participant contributions, generally in the form of payroll deductions unless otherwise determined by the Administrator, which may not be less than 1% or exceed 10% of a participant’s compensation (as defined in the ESPP) during the offering period, unless the Administrator determines such lower percentage. Generally during an offering period, a participant may increase or decrease the rate of his or her participation level, except that the Administrator may, in its discretion, limit the nature and/or number of participation rate changes during any offering period. Additionally, any change in rate will be effective with the first full payroll period following five business days after the Company’s receipt of the new subscription agreement (unless the Company elects to process a given change in participation more quickly).

Purchase Price

Unless and until the Administrator determines otherwise, the purchase price will be 85% of the lesser of the fair market value of our Class A Common Stock on (i) the offering date, or (ii) the exercise date, subject to compliance with the Internal Revenue Code and the terms of the ESPP. The fair market value of our Class A Common Stock on any relevant date will be the closing price of our stock as reported on the New York Stock Exchange.

Payment of Purchase Price; Payroll Deductions

Contributions are accumulated throughout each offering period, generally through payroll deductions. The number of whole shares that a participant may purchase on each exercise date during each offering period will be determined by dividing the total amount of a participant’s contributions accumulated prior to such exercise date by the purchase price; provided, however, that a participant may not purchase more than 1,000 shares of our Class A Common Stock each purchase period. No fractional shares will be purchased under the ESPP and any contributions accumulated in a participant’s account that are not sufficient to purchase a full share will be retained in a participant’s account for the subsequent purchase period or offering period.

Withdrawal

A participant may withdraw all but not less than all of his or her contributions and not yet used to purchase shares at any time by written notice without affecting his or her eligibility to participate in future offering periods. Once a participant withdraws from a particular offering period, however, that participant may not participate again in the same offering period. To participate in a subsequent offering period, the participant must deliver a new subscription agreement to the Company.

Termination of Employment

Upon termination of a participant’s employment for any reason, he or she will be deemed to have elected to withdraw from the ESPP and the contributions credited to the participant’s account (to the extent not used to make a purchase of our Class A Common Stock) will be returned to him or her or, in the case of death, to the person or persons entitled thereto as provided in the ESPP, and such participant’s right to purchase shares under the ESPP will automatically be terminated.

Adjustments upon Changes in Capitalization, Dissolution, Liquidation, Merger or Change in Control

Changes in Capitalization. In the event of any increase or decrease in the number of issued shares of Class A Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Class A Common Stock, or any other change in the number of shares of our Class A Common Stock effected without receipt of consideration, then the Administrator will adjust the maximum number of shares of our Class A Common Stock which will be available for sale under the ESPP, the maximum number of shares each participant may purchase each purchase period, as well as the price per share and the number of shares of Class A Common Stock covered by each option under the ESPP which has not yet been exercised.

Dissolution or Liquidation. In the event of the Company’s proposed dissolution or liquidation, all offering periods then in progress will be shortened by setting a new exercise date, and will terminate immediately prior to the consummation of the proposed dissolution or liquidation, unless provided otherwise by the Administrator. The new exercise date will be prior to the dissolution or liquidation. If the Administrator shortens any offering periods then in progress, the Administrator will notify each participant in writing, at least 10 business days prior to the new exercise date, that the exercise date has been changed to the new exercise date and that the right to purchase shares under the ESPP will be exercised automatically on the new exercise date, unless the participant has already withdrawn from the offering period.

Change in Control. In the event of a merger or “change in control,” as defined in the ESPP, each outstanding option under the ESPP will be assumed or an equivalent right to purchase shares will be substituted by the successor corporation or a parent or subsidiary of such successor corporation. In the event the successor corporation refuses to assume or substitute for the option, all offering periods then in progress will be shortened by setting a new exercise date and will end on the new exercise date. The new exercise date will be prior to the merger or change in control. The Administrator will notify each participant in writing at least 10 business days prior to the new exercise date, that the exercise date has been changed to the new exercise date and that the right to purchase shares under the ESPP will be exercised automatically on the new exercise date, unless the participant has already withdrawn from the offering period.

Amendment and Termination of the ESPP

The Administrator may at any time terminate or amend the ESPP, including the term of any offering period then outstanding. Generally, no such termination can adversely affect previously granted rights to purchase shares under the ESPP.

The ESPP will continue until termination of the ESPP by the Administrator.

ESPP Benefits

Participation in the ESPP is voluntary and is dependent on each eligible employee’s election to participate and his or her determination as to the level of payroll deductions and the eventual purchase price under the ESPP. Accordingly, future purchases under the ESPP are not determinable. Non-employee directors are not eligible to participate in the ESPP.

Proposal 3 requires the affirmative vote of a majority of the voting power of the shares present and entitled to vote on Proposal 3 at the Annual Meeting in person or by proxy. Under the rules of the NYSE, brokers are prohibited from giving proxies to vote on equity compensation plan matters unless the beneficial owner of such shares has given voting instructions on the matter. This means that if your broker is the record holder of your shares, you must give voting instructions to your broker with respect to Proposal 3 if you want your broker to vote your shares on the matter.

The Board of Directors recommends a vote “FOR” the amendment and restatement of the Company’s Employee Stock Purchase Plan.

PROPOSAL 4

ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) enables our stockholders to vote to approve, on an advisory (non-binding) basis, the compensation of our Named Executive Officers as disclosed in this Proxy Statement in accordance with applicable SEC rules.

As described in the Compensation Discussion and Analysis of this Proxy Statement, our executive officer compensation program is designed to:

•	Provide a competitive compensation package that enables the Company to attract, motivate, and retain high-caliber talent;

•

Provide a total compensation package, aligned with the nature and dynamics of our business, which focuses management on achieving the Company’s annual and long-term corporate objectives and strategies;

•	Reward both individual and collective contributions to Company success consistent with our pay-for-performance orientation; and

•	Emphasize long-term value creation and further align the interests of management and stockholders through the use of equity-based awards.

Our executive officer compensation program includes the following stockholder-oriented corporate governance best practices:

•	An annual stockholder advisory vote on the compensation of our Named Executive Officers beginning with our 2013 Annual Meeting of Stockholders;

•

An effective pay-for-performance orientation, including the use of long-term incentive compensation, consisting of options to purchase shares of our Class A Common Stock and restricted stock unit awards for shares of our Class A Common Stock, which represents the largest portion of each executive officer’s total compensation package;

•	A practice of not providing “golden parachute” excise tax gross-ups for our executive officers;

•

“Double-trigger” vesting acceleration arrangements in connection with a change in control of the Company (that is, accelerated vesting that is triggered only upon certain terminations of employment following a change in control of the Company) for equity awards granted to our executive officers;

•	A practice of only providing our executive officers with perquisites that are both customary in the industry in which we operate and in furtherance of accomplishing our business objectives;

•	The use of extensive compensation survey data, as well as publicly-available data about the compensation practices of our peers, to inform the design of our executive compensation program; and

•	An annual risk assessment with respect to our compensation programs and policies, including the programs and policies for non-executive officer employees.

We are asking our stockholders to indicate their support for the compensation of our Named Executive Officers as described in this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on the compensation of our Named Executive Officers. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our Named Executive Officers and the philosophy, policies and practices described in this Proxy Statement. Accordingly, we ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the Named Executive Officers, as disclosed in the Company’s Proxy Statement for the 2013 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Fiscal 2012 Summary Compensation Table and the other related tables and disclosure.”

This vote is advisory, and, therefore, not binding on the Company, the Compensation Committee or the Board. The Board and the Compensation Committee value the opinions of our stockholders and to the extent there is any significant vote against the compensation of our Named Executive Officers as disclosed in this Proxy Statement, we will consider our stockholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary in response to those concerns.

Under the rules of the NYSE, brokers are prohibited from giving proxies to vote on executive compensation matters unless the beneficial owner of such shares has given voting instructions on the matter. This means that if your broker is the record holder of your shares, you must give voting instructions to your broker with respect to Proposal 4 if you want your broker to vote your shares on the matter.

The Board of Directors recommends a vote “FOR” the approval of the compensation of our Named Executive Officers, as described in this Proxy Statement pursuant to the compensation disclosure rules of the SEC.

PROPOSAL 5

ADVISORY VOTE ON THE FREQUENCY OF FUTURE

ADVISORY VOTES TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

The Dodd-Frank Act enables our stockholders to indicate how frequently they believe that we should conduct the advisory vote to approve the compensation of our Named Executive Officers, as disclosed pursuant to the applicable SEC executive compensation disclosure rules, such as Proposal 4 included in this Proxy Statement. By voting on this Proposal 5, stockholders may indicate whether they would prefer that future advisory votes to approve the compensation of our Named Executive Officers be held once every one year, two years, or three years.

At our 2011 Annual Meeting of Stockholders, our stockholders approved conducting an advisory vote to approve the compensation of our Named Executive Officers every two years, consistent with our Board’s recommendation on the matter at the time. After further consideration and in light of current industry practice, our Board has determined that conducting an advisory vote to approve the compensation of our Named Executive Officers on an annual basis is more appropriate for the Company, and therefore recommends that stockholders approve holding an advisory vote to approve the compensation of our Named Executive Officers on an annual basis.

You may cast your vote on your preferred voting frequency by choosing the option of one year, two years, three years, or abstain from voting when you vote in response to the resolution set forth below.

“RESOLVED, that the option of once every one year, two years, or three years, that receives the highest number of votes cast for this resolution will be determined to be the preferred frequency with which the Company is to hold a stockholder vote to approve the compensation of the Named Executive Officers, as disclosed pursuant to the SEC’s compensation disclosure rules (which disclosure shall include the Compensation Discussion and Analysis, the Summary Compensation Table, and the other related tables and disclosure).”

The option of one year, two years or three years that receives the highest number of votes cast by stockholders will be the frequency for the advisory vote to approve the compensation of our Named Executive Officers that has been selected by stockholders. However, because this vote is advisory and not binding on the Board or the Company in any way, the Board may decide that it is in the best interests of our stockholders and the Company to hold an advisory vote to approve the compensation of our Named Executive officers more or less frequently than the option approved by our stockholders.

Under the rules of the NYSE, brokers are prohibited from giving proxies to vote on executive compensation matters unless the beneficial owner of such shares has given voting instructions on the matter. This means that if your broker is the record holder of your shares, you must give voting instructions to your broker with respect to Proposal 5 if you want your broker to vote your shares on the matter.

The Board of Directors recommends a vote “FOR” an ANNUAL vote as the frequency with which stockholders are provided an advisory vote to approve the compensation of our Named Executive Officers, as disclosed pursuant to the compensation disclosure rules of the SEC.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

This report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Exchange Act, except to the extent the Company specifically incorporates this report by reference, and shall not otherwise be deemed filed under such Acts.

The Audit Committee is comprised of three directors, each of whom qualifies as “independent” under the current listing requirements of the NYSE. The current members of the Audit Committee are Ted W. Hall, Sanford Robertson and Roger Siboni. The Audit Committee acts pursuant to a written charter.

In performing its functions, the Audit Committee acts in an oversight capacity and relies on the work and assurances of (i) the Company’s management, which has the primary responsibility for financial statements and reports and the Company’s internal controls, and (ii) the Company’s independent registered public accounting firm, KPMG LLP, which, in its report, expresses an opinion on the conformity of the Company’s annual financial statements with accounting principles generally accepted in the United States. It is not the duty of the Audit Committee to plan or conduct audits, to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or to assess the Company’s internal control over financial reporting.

Within this framework, the Audit Committee has reviewed and discussed with management the Company’s audited financial statements as of and for the fiscal year ended September 28, 2012 and the Company’s internal control over financial reporting. The Audit Committee also has discussed with KPMG LLP the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board. In addition, the Audit Committee has received the written disclosures and letter from KPMG LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding KPMG LLP’s communications with the Audit Committee concerning independence, and has discussed with KPMG LLP, the independence of that firm and has considered whether the provision of non-audit services was compatible with maintaining the independence of that firm.

Based upon these reviews and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s 2012 Annual Report on Form 10-K for fiscal 2012.

Audit Committee

Roger Siboni, Chairman

Ted W. Hall

Sanford Robertson

PROPOSAL 6

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed the firm of KPMG LLP as the Company’s independent registered public accounting firm for fiscal 2013. Representatives of KPMG LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions.

Principal Accounting Fees and Services

The following table sets forth the aggregate fees billed or expected to be billed by KPMG LLP for audit and other services rendered.

	Fiscal Years Ended
	2012	2011
Audit Fees(1)	$2,374,203	$2,146,775
Audit-Related Fees	—	—
Tax Fees(2)	$163,402	$339,476
All Other Fees(3)	$476,641	$470,835

	$3,014,246	$2,957,086

(1)	Represents audit fees incurred or expected to be incurred for professional services rendered for the audit of our annual consolidated financial statements, the audit of the effectiveness of our internal control over financial reporting, review of our quarterly consolidated financial statements and foreign statutory audits and services that are normally provided by KPMG LLP in connection with statutory and regulatory filings or engagements.
(2)	Represents tax fees for services related to an analysis of research and development tax credits and recent value-added tax (“VAT”) law changes. In fiscal 2011, the amount indicated also includes tax fees for services related to the release of VAT reserves.
(3)	Represents all other fees billed in connection with audits of our licensees and acquisition services.

The Audit Committee considered whether the provision of services other than audit services is compatible with maintaining KPMG LLP’s independence.

Pre-Approval Policies and Procedures

The Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by the Company’s independent registered public accounting firm. The Audit Committee also has delegated authority to the chairman of the Audit Committee to approve (i) permissible non-audit related services to be provided by the Company’s principal registered public accounting firm, and (ii) statutory audit services to be provided by the Company’s principal registered public accounting firm or other auditors.

All services and fees provided to the Company by KPMG LLP in fiscal 2012 and fiscal 2011 were pre-approved by the Audit Committee.

Required Vote

Ratification of KPMG LLP as the Company’s independent registered public accounting firm requires the affirmative vote of a majority of the voting power of the shares present and entitled to vote on Proposal 6 at the Annual Meeting in person or by proxy. Stockholder ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm is not required by the Company’s Bylaws or otherwise. However, the Board is submitting the selection of KPMG LLP to the stockholders for ratification as a matter of corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain KPMG LLP. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its stockholders.

The Board of Directors recommends a vote “FOR” ratification of KPMG LLP as the company’s independent registered public accounting firm.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s executive officers and directors and persons who beneficially own more than 10% of our Class A Common Stock or Class B Common Stock (collectively, “Reporting Persons”) to file reports of beneficial ownership and changes in beneficial ownership with the SEC. Reporting Persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms that they file. Based solely on our review of such reports received or written representations from certain Reporting Persons, the Company believes that during fiscal 2012 all Reporting Persons complied with all applicable reporting requirements, except for one late report on Form 4, due to an administrative error, relating to the withholding of shares to cover withholding taxes incident to the vesting of restricted stock units for David Dolby.

2012 ANNUAL REPORT

Our financial statements for fiscal 2012 are included in our 2012 Annual Report, which we are providing at the same time as this Proxy Statement to those stockholders who are receiving paper copies of the proxy materials. If you received a Notice of Internet Availability of Proxy Materials, instructions on how to access our 2012 Annual Report are contained in the notice. Our 2012 Annual Report and this Proxy Statement are also posted on our web site at http://investor.dolby.com/annuals.cfm. If you have not received or do not have access to the 2012 Annual Report, as the case may be, please submit a written request to our Investor Relations Department. The written request should be sent to: Investor Relations Department, Dolby Laboratories, Inc., 100 Potrero Avenue, San Francisco, CA 94103-4813.

Whether you intend to be present at the Annual Meeting or not, we urge you to vote by using the internet or telephone, or signing and mailing the enclosed proxy card promptly.

By order of the Board of Directors.

Kevin Yeaman
President and Chief Executive Officer

December 24, 2012

APPENDIX A

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

(In millions, except per share data)

Net income:	Fiscal Year Ended

	September 28, 2012	September 30, 2011
GAAP net income	$264.3	$309.3

Stock-based compensation	47.6	43.7

Amortization of acquired intangibles	10.8	15.2

Restructuring charges, net	1.2	3.4

Income tax adjustments	(17.0)	(31.7)

Non-GAAP net income	$306.9	$339.9

Diluted earnings per share:	Fiscal Year Ended

	September 28, 2012	September 30, 2011

GAAP diluted earnings per share	$2.46	$2.75

Stock-based compensation	0.44	0.39

Amortization of acquired intangibles	0.10	0.13

Restructuring charges, net	0.01	0.03

Income tax adjustments	(0.16)	(0.28)

Non-GAAP diluted earnings per share	$2.85	$3.02

Shares used in computing diluted earnings per share (in millions)	108	113

Operating Income:	Fiscal Year Ended

September 28, 2012

GAAP operating income	$362.0

Stock-based compensation	47.6

Amortization of acquired intangibles	10.8

Restructuring charges, net	1.2

Income tax adjustments	—

Non-GAAP operating income	$421.6

The non-GAAP financial measures of net income, diluted earnings per share and operating income set forth above are adjusted to exclude amounts related to stock-based compensation, the amortization of intangibles from business combinations, restructuring charges and the related tax impact of these items. These non-GAAP financial measures are presented to provide an additional tool to evaluate our operating results in a manner that focuses on what our management believes to be its ongoing business operations. Our management believes it is useful for itself and investors to review, as applicable, both GAAP information that includes the impact of stock-based compensation expense, amortization of intangible assets acquired through business combinations, restructuring charges, the related tax impact of all of these items on the provision for income taxes, and the non-GAAP measures that exclude such information in order to assess the performance of our business for planning and forecasting in subsequent periods. Our management does not itself, nor does it suggest that investors should, consider such non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP.

A-1

APPENDIX B

Adopted Effective February 16, 2005

Amended and Restated February 14, 2006

Amended and Restated June 6, 2006

Amended and Restated February 6, 2007

Amended and Restated November 6, 2007

Amended and Restated November 9, 2010

Amended and Restated February 2, 2011

Amended and Restated July 26, 2011

Amended and Restated February 5, 2013

DOLBY LABORATORIES, INC.

2005 STOCK PLAN

1.         Purposes of the Plan.    The purposes of this Plan are:

•	to attract and retain the best available personnel for positions of substantial responsibility,

•	to provide additional incentive to Employees, Directors and Consultants, and

•	to promote the success of the Company’s business.

The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Deferred Stock Units, Performance Units, Performance Bonus Awards and Performance Shares.

2.         Definitions.    As used herein, the following definitions will apply:

(a)      “Administrator” means the Board or any of its Committees as will be administering the Plan, in accordance with Section 4 of the Plan.

(b)      “Applicable Laws” means the requirements relating to the administration of equity-based awards or equity compensation programs under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

(c)      “Award” means, individually or collectively, a grant under the Plan of Options, SARs, Restricted Stock, Restricted Stock Units, Deferred Stock Units, Performance Units, Performance Bonus Awards or Performance Shares.

(d)      “Award Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.

(e)      “Award Transfer Program” means any program instituted by the Administrator that would permit Participants the opportunity to transfer for value any outstanding Awards to a financial institution or other person or entity approved by the Administrator. A transfer for “value” shall not be deemed to occur under this Plan where an Award is transferred by a Participant for bona fide estate planning purposes to a trust or other testamentary vehicle approved by the Administrator.

(f)      “Awarded Stock” means the Common Stock subject to an Award.

(g)      “Board” means the Board of Directors of the Company.

(h)      “Cause” means, with respect to the termination by the Company or a Related Entity of a Participant, that such termination is for “Cause” as such term is expressly defined in a then-effective written agreement between the Participant and the Company or a Related Entity, or in the absence of such then-effective written agreement and definition, is based on, in the determination of the Administrator, the Participant’s: (i) refusal or failure to act in accordance with any specific, lawful direction or order of the Company or a Related Entity; (ii) unfitness or unavailability for service or unsatisfactory performance (other than as a result of Disability); (iii) performance of any act or failure to perform any act in bad faith and to the detriment of the Company or Related Entity; (iv) dishonesty, intentional misconduct or material breach of any agreement with the Company or Related Entity; or (v) commission of a crime involving dishonesty, breach of trust, or physical or emotional harm to any person. At least 30 days prior to the termination of the Participant’s service pursuant to (i) or (ii) above, the Company or Related Entity shall provide the Participant with notice of the Company’s or Related Entity’s intent to terminate, the reason therefor, and an opportunity for the Participant to cure such defects in his or her service to the Company’s or Related Entity’s satisfaction. During this 30 day (or longer) period, no Award issued to the Participant under the Plan may be exercised or purchased.

(i)      “Change in Control” means the occurrence of any of the following events:

(i)      For any Awards granted prior to November 6, 2007, any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) other than a Permitted Transferee (as defined in the Company’s Amended and Restated Certificate of Incorporation) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities; or

(ii)      For any Awards granted on or after November 6, 2007, any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) other than a Permitted Transferee (as defined in the Company’s Amended and Restated Certificate of Incorporation) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total voting power represented by the Company’s then outstanding voting securities; or

(iii)      The consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets; or

(iv)      For any Awards granted prior to November 6, 2007, a change in the composition of the Board occurring within a two-year period, as a result of which fewer than a majority of the directors are Incumbent Directors. “Incumbent Directors” means directors who either (A) are Directors as of the effective date of the Plan, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Directors at the time of such election or nomination (but will not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company); or

(v)      For any Awards granted on or after November 6, 2007, a change in the composition of the Board occurring within a one-year period, as a result of which fewer than a majority of the directors are Incumbent Directors. “Incumbent Directors” means directors who either (A) are Directors as of the effective date of the Plan, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Directors at the time of such election or nomination (but will not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company); or

(vi)      The consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.

(j)      “Code” means the Internal Revenue Code of 1986, as amended. Any reference to a section of the Code herein will be a reference to any successor or amended section of the Code.

(k)      “Committee” means a committee of Directors or other individuals satisfying Applicable Laws appointed by the Board in accordance with Section 4 of the Plan.

(l)      “Common Stock” means the Class A Common Stock of the Company, or in the case of certain Stock Appreciation Rights or Performance Units, the cash equivalent thereof.

(m)      “Company” means Dolby Laboratories, Inc., a Delaware corporation, or any successor thereto.

(n)      “Consultant” means any person, including an advisor, engaged by the Company or a Related Entity to render services to such entity.

(o)      “Deferred Stock Unit” means an Award that the Administrator permits to be paid in installments or on a deferred basis pursuant to Sections 4 and 13 of the Plan.

(p)      “Director” means a member of the Board.

(q)      “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code, provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.

(r)      “Dividend Equivalent” means a credit, made at the discretion of the Administrator, to the account of a Participant in an amount equal to the cash dividends paid on one Share for each Share represented by an Award held by such Participant.

(s)      “Employee” means any person, including Officers and Directors, employed by the Company or a Related Entity. Neither service as a Director nor payment of a director’s fee by the Company or Related Entity will be sufficient to constitute “employment” by the Company or Related Entity.

(t)      “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(u)      “Exchange Program” means a program under which (i) outstanding Awards are surrendered or cancelled in exchange for Awards of the same type (which may have lower exercise prices and different terms), Awards of a different type, and/or cash, and/or (ii) the exercise price of an outstanding Award is reduced. The Administrator will determine the terms and conditions of any Exchange Program in its sole discretion; provided, however, that the Administrator may only institute an Exchange Program with the approval of the Company’s stockholders.

(v)      “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i)      If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the New York Stock Exchange, the Nasdaq Global Market, the Nasdaq Global Select Market or the Nasdaq Capital Market, its Fair Market Value will be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii)      If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock will be the mean between the high bid and low asked prices for the Common Stock for the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(iii)      In the absence of an established market for the Common Stock, the Fair Market Value will be determined in good faith by the Administrator.

(iv)      Notwithstanding the preceding, for federal, state, and local income tax reporting purposes and for such other purposes as the Administrator deems appropriate, the Fair Market Value shall be determined by the Administrator in accordance with uniform and nondiscriminatory standards adopted by it from time to time.

(w)      “Good Reason” means the occurrence following a Change in Control of any of the following events or conditions unless consented to by the Participant:

(i)      For any Awards granted prior to November 6, 2007, a reduction in the Participant’s base salary to a level below that in effect at any time within six (6) months preceding the consummation of a Change in Control or at any time thereafter; or

(ii)      For any Awards granted on or after November 6, 2007, a material reduction in the Participant’s base salary to a level below that in effect immediately preceding the consummation of a Change in Control or at any time thereafter; or

(iii)      Requiring the Participant to be based at any place outside a 50-mile radius from the Participant’s job location or residence prior to the Change in Control except for reasonably required travel on business which is not materially greater than such travel requirements prior to the Change in Control.

(x)      “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(y)      “Inside Director” means a Director who is an Employee.

(z)      “Nonstatutory Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

(aa)    “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(bb)    “Option” means a stock option granted pursuant to the Plan.

(cc)    “Outside Director” means a Director who is not an Employee.

(dd)    “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(ee)    “Participant” means the holder of an outstanding Award.

(ff)    “Performance-Based Award” means any Award that are subject to the terms and conditions set forth in Section 12. Except as otherwise set forth in Section 11, all Performance-Based Awards are intended to qualify as qualified performance-based compensation under Section 162(m) of the Code.

(gg)    “Performance Bonus Award” means a cash award set forth in Section 11.

(hh)    “Performance Goals” means the goal(s) determined by the Administrator (in its discretion) to be applicable to a Participant with respect to an Award. As determined by the Administrator, the Performance Goals applicable to an Award may provide for a targeted level or levels of achievement using one or more of the following measures: (i) revenue, (ii) gross margin, (iii) operating margin, (iv) operating income, (v) pre-tax profit, (vi) earnings before interest, taxes and depreciation, (vii) net income, (viii) cash flow, (ix) expenses, (x) the market price of the Share, (xi) earnings, (xii) return on stockholder equity, (xiii) return on capital, (xiv) product quality, (xv) economic value added, (xvi) number of customers, (xvii) market share, (xviii) return on investments, (xix) profit after taxes, (xx) customer satisfaction, (xxi) business divestitures and acquisitions, (xxii) supplier awards from significant customers, (xxiii) new product development, (xxiv) working capital, (xxv) objectively determinable individual objectives, (xxvi) time to market, (xxvii) return on net assets, and (xxviii) sales. The Performance Goals may differ from Participant to Participant and from Award to Award. Any criteria used may be measured, as applicable, (i) in absolute terms, (ii) in relative terms (including, but not limited to, passage of time and/or against another company or companies), (iii) on a per-share basis, (iv) against the performance of the Company as a whole or a segment of the Company, and (v) on a pre-tax or after-tax basis.

(ii)    “Performance Share” means an Award granted to a Service Provider pursuant to Section 10 of the Plan.

(jj)    “Performance Unit” means an Award granted to a Service Provider pursuant to Section 10 of the Plan.

(kk)    “Period of Restriction” means the period during which Restricted Stock Units and/or the transfer of Shares of Restricted Stock are subject to restrictions and therefore, the Shares are subject to a substantial risk of forfeiture. Such restrictions may be based on the passage of time, continued service, the achievement of Performance Goals, and/or the occurrence of other events as determined by the Administrator.

(ll)    “Plan” means this 2005 Stock Plan.

(mm)    “Registration Date” means the effective date of the first registration statement that is filed by the Company and declared effective pursuant to Section 12(g) of the Exchange Act, with respect to any class of the Company’s securities.

(nn)    “Related Entity” means any Parent, Subsidiary and any business, corporation, partnership, limited liability company or other entity in which the Company, a Parent or a Subsidiary holds a substantial ownership interest, directly or indirectly.

(oo)    “Restricted Stock” means Shares issued pursuant to a Restricted Stock award under the Plan or issued pursuant to the early exercise of an Option.

(pp)    “Restricted Stock Unit” means a bookkeeping entry representing an amount equal to the Fair Market Value of one Share, granted pursuant to Section 8. Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.

(qq)    “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

(rr)    “Section 16(b)” means Section 16(b) of the Exchange Act.

(ss)    “Service Provider” means an Employee, Director or Consultant.

(tt)    “Share” means a share of the Common Stock, as adjusted in accordance with Section 17 of the Plan.

(uu)    “Stock Appreciation Right” or “SAR” means an Award, granted alone or in connection with an Option, that pursuant to Section 9 of the Plan is designated as a SAR.

(vv)    “Subsidiary” means a “subsidiary corporation”, whether now or hereafter existing, as defined in Section 424(f) of the Code.

(ww)    “Unvested Awards” shall mean any Award that (i) was granted to an individual in connection with such individual’s position as a Service Provider and (ii) is still subject to vesting or lapsing of Company repurchase rights or similar restrictions.

3.         Stock Subject to the Plan.

(a)      Stock Subject to the Plan.    Subject to the provisions of Section 17 of the Plan, the maximum aggregate number of Shares that may be issued under the Plan is 29,000,000. Any Shares subject to an Award with a per Share exercise (or purchase) price equal to or greater than 100% of Fair Market Value on the date of grant shall be counted against the numerical limits of this Section 3 as one (1) Share for every one (1) Share subject thereto. Except as provided in the previous sentence, any Shares subject to any other Award, including specifically any Restricted Stock, Restricted Stock Unit, Performance Unit, Performance Shares, or any other Award with a per Share exercise (or purchase) price lower than 100% of Fair Market Value on the date of grant, shall be counted against the numerical limits of this Section 3 as follows: (i) for any Awards granted prior to February 2, 2011, as two (2) Shares for every one (1) Share subject thereto and shall be counted as two (2) Shares for every one (1) Share returned to or deemed not issued from the Plan pursuant to this Section 3; and (ii) for any Awards granted on or after February 2, 2011, as 1.6 Shares for every one (1) Share subject thereto and shall be counted as 1.6 Shares for every one (1) Share returned to or deemed not issued from the Plan pursuant to this Section 3. The Shares may be authorized, but unissued, or reacquired Common Stock.

(b)      Lapsed Awards and Share Accounting.    If an Award expires or becomes unexercisable without having been exercised in full, or, with respect to Restricted Stock, Restricted Stock Units, Deferred Stock Units, Performance Shares or Performance Units, is forfeited to or repurchased by the Company, the unpurchased Shares (or for Awards other than Options and Stock Appreciation Rights, the forfeited or repurchased Shares) which were subject thereto will become available for future grant or sale under the Plan (unless the Plan has terminated). Upon exercise of a Stock Appreciation Right settled in Shares, the gross number of Shares covered by the portion of the Award so exercised will cease to be available under the Plan. Shares that have actually been issued under the Plan under any Award will not be returned to the Plan and will not become available for future distribution under the Plan; provided, however, that if unvested Shares of Restricted Stock, Restricted Stock Units, Deferred Stock Units, Performance Shares or Performance Units are repurchased by the Company or are forfeited to the Company, such Shares will become available for future grant under the Plan. Shares used to pay the exercise or purchase price of an Award (including specifically an Option exercised through an approved net exercise feature as provided in Section 7(d)(vi) and/or to satisfy the tax withholding obligations related to an Option or Stock Appreciation Right will not become available for future grant or sale under the Plan. Shares used to satisfy tax withholding obligations related to any Award hereunder shall not become available for future grant or sale under the Plan. To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not reduce the number of Shares available for issuance under the Plan. Notwithstanding anything in the Plan or any Award Agreement to the contrary, Shares actually issued pursuant to Awards transferred under any Award Transfer Program will not be again available for grant under the Plan. Notwithstanding the foregoing provisions of this Section 3(b), subject to adjustment as provided in Section 17, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options will equal the aggregate Share number stated in Section 3(a), plus, to the extent allowable under Section 422 of the Code and the Treasury Regulations promulgated thereunder, any Shares that become available for issuance under the Plan under this Section 3(b).

4.         Administration of the Plan.

(a)      Procedure.

(i)      Multiple Administrative Bodies.    Different Committees with respect to different groups of Service Providers may administer the Plan.

(ii)      Section 162(m).    To the extent that the Administrator determines it to be desirable or necessary to qualify Awards granted hereunder as “performance-based compensation” within the meaning of Section 162(m) of the Code, the Plan will be administered by a Committee of two or more “outside directors” within the meaning of Section 162(m) of the Code.

(iii)      Rule 16b-3.    To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder will be structured to satisfy the requirements for exemption under Rule 16b-3.

(iv)      Other Administration.    Other than as provided above, the Plan will be administered by (A) the Board or (B) a Committee, which committee will be constituted to satisfy Applicable Laws.

(v)      Delegation of Authority for Day-to-Day Administration.    Except to the extent prohibited by Applicable Law, the Administrator may delegate to one or more individuals the day-to-day administration of the Plan and any of the functions assigned to it in this Plan. Such delegation may be revoked at any time.

(b)      Powers of the Administrator.    Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator will have the authority, in its discretion:

(i)      to determine the Fair Market Value;

(ii)      to select the Service Providers to whom Awards may be granted hereunder;

(iii)      to determine the number of Shares to be covered by each Award granted hereunder;

(iv)      to approve forms of agreement for use under the Plan;

(v)      to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture or repurchase restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator, in its sole discretion, will determine;

(vi)      to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

(vii)    to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws including qualifying for preferred tax treatment under applicable foreign tax laws;

(viii)    to modify or amend each Award (subject to Section 17(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Awards longer than is otherwise provided for in the Plan; provided, however that in no event may the term of an Option or SAR be extended such that its maximum term exceeds ten (10) years from the grant date; provided, further that no option exchange program can be implemented without prior stockholder approval;

(ix)    to allow Participants to satisfy withholding tax obligations by electing to have the Company withhold from the Shares or cash to be issued upon exercise, settlement or vesting of an Award that number of Shares or cash having a Fair Market Value equal to the minimum amount required to be withheld. The Fair Market Value of any Shares to be withheld will be determined on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares or cash withheld for this purpose will be made in such form and under such conditions as the Administrator may deem necessary or advisable;

(x)    to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

(xi)    to allow a Participant, in compliance with all Applicable Laws, including specifically Section 409A of the Code, to defer the receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant under an Award;

(xii)    to determine whether Awards will be settled in Shares, cash or in any combination thereof;

(xiii)    to determine whether Awards will be adjusted for Dividend Equivalents; provided, however that in no event will a Dividend Equivalent be attached to an Option or SAR, nor will a Dividend Equivalent be paid out on any full-value Award prior to the vesting of such Award;

(xiv)    to establish a program, in compliance with all Applicable Laws, including specifically Section 409A of the Code, whereby Service Providers designated by the Administrator can reduce compensation otherwise payable in cash in exchange for Awards under the Plan;

(xv)    to impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by a Participant or other subsequent transfers by the Participant of any Shares issued as a result of or under an Award, including without limitation, (A) restrictions under an insider trading policy, and (B) restrictions as to the use of a specified brokerage firm for such resales or other transfers;

(xvi)    to determine the terms and conditions of, and with the approval of the Company’s stockholders to institute, any Exchange Program;

(xvii)    to require that the Participant’s rights, payments and benefits with respect to an Award (including amounts received upon the settlement or exercise of an Award) shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award, as may be specified in an Award Agreement at the time of the Award, or later if (A) Applicable Laws require the Company to adopt a policy requiring such reduction, cancellation, forfeiture or recoupment, or (B) pursuant to an amendment of an outstanding Award; and

(xviii)  to make all other determinations deemed necessary or advisable for administering the Plan.

(c)      Effect of Administrator’s Decision.    The Administrator’s decisions, determinations and interpretations will be final and binding on all Participants and any other holders of Awards.

5.         Eligibility.    Nonstatutory Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Units, Performance Bonus Awards, Performance Shares and Deferred Stock Units may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

6.         Limitations.

(a)      ISO $100,000 Rule.    Each Option will be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and a Related Entity) exceeds $100,000, such Options will be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted.

(b)      No Rights as a Service Provider.    Neither the Plan nor any Award shall confer upon a Participant any right with respect to continuing his or her relationship as a Service Provider, nor shall they interfere in any way with the right of the Participant or the right of the Company or a Related Entity to terminate such relationship at any time, with or without cause.

(c)      Section 162(m) Limitations.    The following limitations shall apply to Awards under the Plan:

(i)      No Service Provider shall be granted, in any fiscal year of the Company, (A) Options or SARs to purchase more than 2,000,000 Shares, (B) Restricted Stock or Restricted Stock Units covering more than 2,000,000 Shares, (C) Performance Shares covering more than 2,000,000 Shares or (D) Performance Units or Performance Bonus Awards that could result in such Service Provider receiving more than $5,000,000.

(ii)      In connection with his or her initial service, a Service Provider may be granted Options or SARS to purchase up to an additional 2,000,000 Shares, which shall not count against the limit set forth in subsection (i) above.

(iii)      The foregoing limitations shall be adjusted proportionately in connection with any change in the Company’s capitalization as described in Section 17(a).

(iv)      If an Award is cancelled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 17(c)), the cancelled Award will be counted against the limits set forth in subsections (i) and (ii) above.

(d)      Outside Director Award Limitations.

(i)      Cash-Settled Awards.    No Outside Director may be granted, in any fiscal year of the Company, cash-settled Awards with a grant date fair value (determined in accordance with U.S. generally accepted accounting principles) of more than $1,000,000, increased to $2,000,000 in connection with his or her initial service.

(ii)      Stock-Settled Awards.    No Outside Director may be granted, in any fiscal year of the Company, stock-settled Awards with a grant date fair value (determined in accordance with U.S. generally accepted accounting principles) of more than $1,000,000, increased to $2,000,000 in connection with his or her initial service.

7.         Stock Options.

(a)      Term of Option.    The term of each Option will be stated in the Award Agreement; provided, however, that the term will be no more than ten (10) years from the date of grant thereof. In the case of an Incentive Stock Option, the term will be ten (10) years from the date of grant or such shorter term as may be provided in the Award Agreement. Moreover, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or a Related Entity, the term of the Incentive Stock Option will be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.

(b)      Option Exercise Price.    The per Share exercise price for the Shares to be issued pursuant to exercise of an Option will be no less than 100% of the Fair Market Value per Share on the date of grant. Notwithstanding the foregoing, in the case of an Incentive Stock Option granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or a Related Entity, the per Share exercise price will be no less than 110% of the Fair Market Value per Share on the date of grant.

(c)      Waiting Period and Exercise Dates.    At the time an Option is granted, the Administrator will fix the period within which the Option may be exercised and will determine any conditions that must be satisfied before the Option may be exercised.

(d)      Form of Consideration.    The Administrator will determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator will determine the acceptable form of consideration at the time of grant. Such consideration to the extent permitted by Applicable Laws may consist entirely of:

(i)      cash;

(ii)      check;

(iii)      promissory note;

(iv)      other Shares which meet the conditions established by the Administrator to avoid adverse accounting consequences (as determined by the Administrator);

(v)      consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

(vi)    consideration received by the Company under a net exercise program (surrendering shares subject to the Option to pay the applicable exercise price and/or associated tax withholding obligation) implemented by the Company in connection with the Plan;

(vii)    a reduction in the amount of any Company liability to the Participant;

(viii)    any combination of the foregoing methods of payment; or

(ix)     such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

(e)      Exercise of Option.

(i)      Procedure for Exercise; Rights as a Stockholder.    Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share.

An Option will be deemed exercised when the Company receives: (x) written or electronic notice of exercise (in accordance with the Award Agreement) from the person entitled to exercise the Option, and (y) full payment for the Shares with respect to which the Option is exercised (together with any applicable withholding taxes). Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Awarded Stock, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 17 of the Plan or the applicable Award Agreement.

Exercising an Option in any manner will decrease the number of Shares thereafter available for sale under the Option, by the number of Shares as to which the Option is exercised.

(ii)      Termination of Relationship as a Service Provider.    If a Participant ceases to be a Service Provider, other than upon the Participant’s death or Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for three (3) months following the Participant’s termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified by the Administrator, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(iii)      Disability of Participant.    If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following the Participant’s termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(iv)      Death of Participant.    If a Participant dies while a Service Provider, the Option may be exercised following the Participant’s death within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of death (but in no event may the option be exercised later than the expiration of the term of such Option as set forth in the Award Agreement), by the Participant’s designated beneficiary, provided such beneficiary has been designated prior to Participant’s death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following Participant’s death. Unless otherwise provided by the Administrator, if at the time of death Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

8.         Restricted Stock and Restricted Stock Units.

(a)      Restricted Stock.

(i)      Grant of Restricted Stock.    Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.

(ii)      Restricted Stock Agreement.    Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine. Unless the Administrator determines otherwise, Shares of Restricted Stock will be held by the Company as escrow agent until the restrictions on such Shares have lapsed.

(iii)      Transferability.    Except as provided in this Section 8, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

(iv)      Other Restrictions.    The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate, including granting such an Award of Restricted Stock subject to the requirements of Section 12.

(v)      Removal of Restrictions.    Except as otherwise provided in this Section 8, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the last day of the Period of Restriction. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.

(vi)      Voting Rights.    During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.

(vii)    Dividends and Other Distributions.    During the Period of Restriction, Service Providers holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares unless otherwise provided in the Award Agreement. If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

(viii)    Return of Restricted Stock to Company.    On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will revert to the Company and again will become available for grant under the Plan.

(b)      Restricted Stock Units.

(i)      Grant of Restricted Stock Units.    Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Restricted Stock Units in such amounts as the Administrator, in its sole discretion, will determine. After the Administrator determines that it will grant Restricted Stock Units under the Plan, it will advise the Participant in an Award Agreement of the terms, conditions, and restrictions related to the grant, including the number of Restricted Stock Units.

(ii)      Vesting Criteria and Other Terms.    The Administrator will set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant. The Administrator may set vesting criteria based upon service with the Company, the achievement of Company-wide, business unit, or individual goals (including, but not limited to, continued employment), Performance Goals or any other basis determined by the Administrator in its discretion.

(iii)      Earning Restricted Stock Units.    Upon meeting the applicable vesting criteria, the Participant will be entitled to receive a payout as determined by the Administrator. Notwithstanding the foregoing, at any time after the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout.

(iv)      Form and Timing of Payment.    Payment of earned Restricted Stock Units will be made as soon as practicable after the date(s) determined by the Administrator and set forth in the Award Agreement. The Administrator, in its sole discretion, may settle earned Restricted Stock Units only in cash, Shares, or a combination of both.

(v)      Cancellation.    On the date set forth in the Award Agreement, all unearned Restricted Stock Units will be forfeited to the Company.

9.         Stock Appreciation Rights.

(a)      Grant of SARs.    Subject to the terms and conditions of the Plan, a SAR may be granted to Service Providers at any time and from time to time as will be determined by the Administrator, in its sole discretion.

(b)      Number of Shares.    The Administrator will have complete discretion to determine the number of SARs granted to any Service Provider.

(c)      Exercise Price and Other Terms.    The Administrator, subject to the provisions of the Plan, will have complete discretion to determine the terms and conditions of SARs granted under the Plan. Notwithstanding the foregoing, the per Share exercise price for the Shares to be issued pursuant to exercise of a SAR will be no less than 100% of the Fair Market Value per Share on the date of grant.

(d)      Exercise of SARs.    SARs will be exercisable on such terms and conditions as the Administrator, in its sole discretion, will determine.

(e)      SAR Agreement.    Each SAR grant will be evidenced by an Award Agreement that will specify the exercise price, the term of the SAR, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

(f)      Expiration of SARs.    An SAR granted under the Plan will expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement. Notwithstanding the foregoing, the term of each SAR will be no more than ten (10) years from the date of grant thereof and the rules of Sections 7(e)(ii), 7(e)(iii) and 7(e)(iv) also will apply to SARs.

(g)      Payment of SAR Amount.    Upon exercise of an SAR, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:

(i)      The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

(ii)      The number of Shares with respect to which the SAR is exercised.

At the discretion of the Administrator, the payment upon SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

10.       Performance Units and Performance Shares.

(a)      Grant of Performance Units/Shares.    Subject to the terms and conditions of the Plan, Performance Units and Performance Shares may be granted to Service Providers at any time and from time to time, as will be determined by the Administrator, in its sole discretion. The Administrator will have complete discretion in determining the number of Performance Units and Performance Shares granted to each Participant.

(b)      Value of Performance Units/Shares.    Each Performance Unit will have an initial value that is established by the Administrator on or before the date of grant. Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the date of grant.

(c)      Performance Objectives and Other Terms.    The Administrator will set performance objectives or other vesting provisions (including, without limitation, continued status as a Service Provider) in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units/Shares that will be paid out to the Service Providers. The time period during which the performance objectives must be met will be called the “Performance Period.” Each Award of Performance Units/Shares will be evidenced by an Award Agreement that will specify the Performance Period, and such other terms and conditions as the Administrator, in its sole discretion, will determine. The Administrator may set Performance Goals based upon the achievement of Company-wide, divisional, or individual goals, applicable federal or state securities laws, or any other basis determined by the Administrator in its discretion.

(d)      Earning of Performance Units/Shares.    After the applicable Performance Period has ended, the holder of Performance Units/Shares will be entitled to receive a payout of the number of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives have been achieved. After the grant of a Performance Unit/Share, the Administrator, in its sole discretion, may reduce or waive any performance objectives for such Performance Unit/Share.

(e)      Form and Timing of Payment of Performance Units/Shares.    Payment of earned Performance Units/Shares will be made as soon after the expiration of the applicable Performance Period at the time determined by the Administrator. The Administrator, in its sole discretion, may pay earned Performance Units/Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period) or in a combination thereof.

(f)      Cancellation of Performance Units/Shares.    On the date set forth in the Award Agreement, all unearned or unvested Performance Units/Shares will be forfeited to the Company, and again will be available for grant under the Plan.

11.       Performance Bonus Awards.    Any Service Provider selected by the Committee may be granted one or more Performance-Based Awards in the form of a cash bonus payable upon the attainment of Performance Goals (for Awards that are intended to constitute qualified performance-based compensation under Section 162(m) of the Code) or other performance metrics (for Awards that are not intended to constitute qualified performance-based compensation under Section 162(m) of the Code), in each case that are established by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. Any such Performance Bonus Award paid to a Service Provider who would be considered a “covered employee” within the meaning of Section 162(m) of the Code (hereinafter a “Covered Employee”) will be based upon objectively determinable bonus formulas established in accordance with Section 12.

12.      Terms and Conditions of Any Performance-Based Award.

(a)      Purpose.    The purpose of this Section 12 is to provide the Committee the ability to qualify Awards (other than Options and SARs) that are granted pursuant to the Plan as qualified performance-based compensation under Section 162(m) of the Code. If the Committee, in its discretion, decides to grant a Performance-Based Award subject to Performance Goals to a Covered Employee, the provisions of this Section 12 will control over any contrary provision in the Plan; provided, however, that the Committee may in its discretion grant Awards to such Covered Employees that are based on Performance Goals or other specific criteria or goals but that do not satisfy the requirements of this Section 12.

(b)      Applicability.    This Section 12 will apply to those Covered Employees which are selected by the Committee to receive any Award subject to Performance Goals. The designation of a Covered Employee as being subject to Section 162(m) of the Code will not in any manner entitle the Covered Employee to receive an Award under the Plan. Moreover, designation of a Covered Employee subject to Section 162(m) of the Code for a particular Performance Period will not require designation of such Covered Employee in any subsequent Performance Period and designation of one Covered Employee will not require designation of any other Covered Employee in such period or in any other period.

(c)      Procedures with Respect to Performance Based Awards.    To the extent necessary to comply with the performance-based compensation requirements of Section 162(m) of the Code, with respect to any Award granted subject to Performance Goals, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m)), the Committee will, in writing, (a) designate one or more Participants who are Covered Employees, (b) select the Performance Goals applicable to the Performance Period, (c) establish the Performance Goals, and amounts or methods of computation of such Awards, as applicable, which may be earned for such Performance Period, and (d) specify the relationship between Performance Goals and the amounts or methods of computation of such Awards, as applicable, to be earned by each Covered Employee for such Performance Period. Following the completion of each Performance Period, the Committee will certify in writing whether the applicable Performance Goals have been achieved for such Performance Period. In determining the amounts earned by a Covered Employee, the Committee will have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the Performance Period.

(d)      Payment of Performance Based Awards.    Unless otherwise provided in the applicable Award Agreement, a Covered Employee must be employed by the Company or a Related Entity on the day a Performance-Based Award for such Performance Period is paid to the Covered Employee. Furthermore, a Covered Employee will be eligible to receive payment pursuant to a Performance-Based Award for a Performance Period only if the Performance Goals for such period are achieved.

(e)      Additional Limitations.    Notwithstanding any other provision of the Plan, any Award which is granted to a Covered Employee and is intended to constitute qualified performance based compensation under Section 162(m) of the Code will be subject to any additional limitations set forth in the Code (including any amendment to Section 162(m)) or any regulations and ruling issued thereunder that are requirements for qualification as qualified performance-based compensation as described in Section 162(m) of the Code, and the Plan will be deemed amended to the extent necessary to conform to such requirements.

13.      Deferred Stock Units.    Deferred Stock Units shall consist of a Restricted Stock, Performance Share or Performance Unit Award that the Administrator, in its sole discretion permits to be paid out in installments or on a deferred basis, in accordance with rules and procedures established by the Administrator. Deferred Stock Units may be settled, in the discretion of the Administrator, in cash, Shares or a combination thereof.

14.      Outside Director Awards.    Except as provided in Section 14(e), grants of Awards to Outside Directors pursuant to this Section 14 will be automatic and will be made in accordance with the following provisions:

(a)      Type of Award.    The Company shall grant Restricted Stock Units to Outside Directors automatically pursuant to this Section 14 for all Awards on or after July 26, 2011. All Restricted Stock Units granted pursuant to this Section 14 will be subject to the other terms and conditions of the Plan.

(b)      Initial Restricted Stock Unit Award.    Each person who first becomes an Outside Director on or after July 26, 2011 will be automatically granted an Award of Restricted Stock Units on the date upon which such person first becomes an Outside Director, whether through election by the stockholders of the Company or appointment by the Board to fill a vacancy (an “Initial Restricted Stock Unit Award”); provided, however, that an Inside Director who ceases to be an Inside Director but who remains a Director will not receive an Initial Restricted Stock Unit Award. Each Initial Restricted Stock Unit Award shall cover that number of Shares as determined by dividing $600,000 by the Fair Market Value of a Share on the date of grant, rounded down to the nearest whole Restricted Stock Unit.

(c)      Annual Restricted Stock Unit Award.    Each Outside Director automatically will be granted an Award of Restricted Stock Units on the date of each annual meeting of the stockholders of the Company beginning on the date of the 2012 annual meeting of stockholders (an “Annual Restricted Stock Unit Award”), provided he or she is then an Outside Director, and if as of each such date, he or she will have served on the Board for at least the preceding six (6) months. Each Annual Restricted Stock Unit Award shall cover that number of Shares as determined by dividing $300,000 by the Fair Market Value of a Share on the date of grant, rounded down to the nearest whole Restricted Stock Unit.

(d)      Terms.    Except as provided in Section 14(e), the terms of each Restricted Stock Unit granted pursuant to this Section 14 will be as follows:

(i)      Initial Restricted Stock Unit Award.

(1)      Subject to Section 17 of the Plan, any Initial Restricted Stock Unit Award granted to an Outside Director who was first appointed or elected to the Board effective as of the date of an annual meeting of stockholders will vest and be settled pursuant to the issuance of Shares as to fifty percent (50%) of the Shares subject to the Initial Restricted Stock Unit Award on the earlier of (A) the first anniversary of such Initial Stock Unit Award’s date of grant or (B) the date immediately preceding the date of the next annual meeting of stockholders that occurs after such Initial Restricted Stock Unit Award’s date of grant, and as to the remaining fifty percent (50%) of the Shares subject to the Initial Restricted Stock Unit Award on the earlier of (C) the second anniversary of such Initial Stock Unit Award’s date of grant or (D) the date immediately preceding the date of the second annual meeting of stockholders that occurs after such Initial Restricted Stock Unit Award’s date of grant, provided that the Participant continues to serve as a Director on such dates;

(2)      Subject to Section 17 of the Plan, any Initial Restricted Stock Unit Award granted to an Outside Director who was first appointed or elected to the Board effective as of any date other than the date of an annual meeting of stockholders will vest and be settled pursuant to the issuance of Shares as to fifty percent (50%) of the Shares subject to the Initial Restricted Stock Unit Award on the first anniversary of such Initial Restricted Stock Unit Award’s date of grant, and as to the remaining fifty percent (50%) of the Shares subject to the Initial Restricted Stock Unit Award on the second anniversary of such Initial Restricted Stock Unit Award’s date of grant, provided that the Participant continues to serve as a Director on such dates.

(ii)      Annual Restricted Stock Unit Award.    Subject to Section 17 of the Plan, each Annual Restricted Stock Unit Award will become one hundred percent (100%) vested and be settled pursuant to the issuance of Shares on the earlier of (1) the first anniversary of such Annual Restricted Stock Unit Award’s date of grant or (2) the date immediately preceding the date of the next annual meeting of stockholders that occurs after such Annual Restricted Stock Unit Award’s date of grant, provided that the Participant continues to serve as a Director on such date.

(e)      Amendment.    Notwithstanding the foregoing, the Board or any authorized Committee in its discretion may change the dollar value used to determine the number of Shares subject to the Initial Restricted Stock Unit Award and/or Annual Restricted Stock Unit Awards, may change the terms of such Restricted Stock Units and may grant substitute Awards having an equivalent value to such Restricted Stock Units as determined by the Board or such authorized Committee on the date of grant.

15.       Leaves of Absence.    Unless the Administrator provides otherwise, vesting of Awards granted hereunder will be suspended during any unpaid leave of absence and will resume on the date the Participant returns to work on a regular schedule as determined by the Company. A Service Provider will not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company and a Related Entity. For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then three months following the 91st day of such leave any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option.

16.       Non-Transferability of Awards.    Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, such Award will contain such additional terms and conditions as the Administrator deems appropriate. Notwithstanding anything to the contrary in the Plan, in no event will the Administrator have the right to determine and implement the terms and conditions of any Award Transfer Program without stockholder approval.

17.       Adjustments; Dissolution or Liquidation; Merger or Change in Control.

(a)      Adjustments.    In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs such that an adjustment is determined by the Administrator (in its sole discretion) to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Administrator shall, in such manner as it may deem equitable, adjust the number and class of Shares which may be delivered under the Plan, and the number, class, and price of Shares subject to outstanding Awards. Notwithstanding the preceding, the number of Shares subject to any Award always shall be a whole number.

(b)      Dissolution or Liquidation.    In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for a Participant to have the right to exercise his or her Award, to the extent applicable, until ten (10) days prior to such transaction as to all of the Awarded Stock covered thereby, including Shares as to which the Award would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option or forfeiture rights applicable to any Award shall lapse in full, and that any Award’s vesting schedule shall accelerate in full, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised or vested, an Award will terminate immediately prior to the consummation of such proposed action.

(c)      Merger or Change in Control.

(i)      Stock Options and SARS.    In the event of a merger or Change in Control, an outstanding Option or SAR may be (i) assumed or substituted with an equivalent option or SAR of the successor corporation or a Parent or Subsidiary of the successor corporation, (ii) replaced with a cash incentive program of the successor corporation or a Parent or Subsidiary of the successor corporation, or (iii) terminated. Unless determined otherwise by the Administrator, in the event that the successor corporation does not assume, substitute or replace a Participant’s Option or SAR, the Participant shall, immediately prior to the merger or Change in Control, fully vest in and have the right to exercise such Option or SAR that is not assumed, substituted or replaced as to all of the Awarded Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option or SAR is not assumed, substituted or replaced in the event of a merger or Change in Control, the Administrator shall notify the Participant in writing or electronically that the Option or SAR shall be exercisable, to the extent vested, for a period of up to fifteen (15) days from the date of such notice, and the Option or SAR shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option or SAR shall be considered assumed if, following the merger or Change in Control, the option or stock appreciation right confers the right to purchase or receive, for each Share of Awarded Stock subject to the Option or SAR immediately prior to the merger or Change in Control, the consideration (whether stock, cash, or other securities or property) received in the merger or Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or SAR, for each Share of Awarded Stock subject to the Option or SAR, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or Change in Control. Notwithstanding anything herein to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more Performance Goals will not be considered assumed if the Company or its successor modifies any of such Performance Goals without the Participant’s consent; provided, however, a modification to such Performance Goals only to reflect the successor corporation’s post-merger or post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

With respect to Options and SARs granted to an Outside Director, the Participant shall, immediately prior to the merger or Change in Control, fully vest in and have the right to exercise such Options and SARs as to all of the Awarded Stock, including Shares as to which it would not otherwise be vested or exercisable. With respect to Options and SARs granted to an Employee, the Employee, upon a termination of the Employee by the Company or a Related Entity without Cause or a resignation of the Employee with Good Reason, shall receive one year of additional vesting for each full year of service performed for the Company or a Related Entity; provided, that such termination or resignation occurs within the twelve (12) month period following a Change in Control.

(ii)      Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Performance Bonus Awards and Deferred Stock Units.    In the event of a merger or Change in Control, an outstanding Restricted Stock, Restricted Stock Unit, Performance Share, Performance Unit, Performance Bonus Award or Deferred Stock Unit award may be (i) assumed or substituted with an equivalent Restricted Stock, Restricted Stock Unit, Performance Share, Performance Unit, Performance Bonus Award or Deferred Stock Unit award of the successor corporation or a Parent or Subsidiary of the successor corporation, (ii) replaced with a cash incentive program of the successor corporation or a Parent or Subsidiary of the successor corporation, or (iii) terminated. Unless determined otherwise by the Administrator, in the event that the successor corporation refuses to assume, substitute or replace a Participant’s Restricted Stock, Restricted Stock Unit, Performance

Share, Performance Unit, Performance Bonus Award or Deferred Stock Unit award, the Participant shall, immediately prior to the merger or Change in Control, fully vest in such Restricted Stock, Restricted Stock Unit, Performance Share, Performance Unit, Performance Bonus Award or Deferred Stock Unit including as to Shares which would not otherwise be vested. For the purposes of this paragraph, a Restricted Stock, Restricted Stock Unit, Performance Share, Performance Unit, Performance Bonus Award and Deferred Stock Unit award shall be considered assumed if, following the merger or Change in Control, the award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the merger or Change in Control, the consideration (whether stock, cash, or other securities or property) received in the merger or Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received, for each Share and each unit/right to acquire a Share subject to the Award, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or Change in Control. Notwithstanding anything herein to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more Performance Goals will not be considered assumed if the Company or its successor modifies any of such Performance Goals without the Participant’s consent; provided, however, a modification to such Performance Goals only to reflect the successor corporation’s post-merger or post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

With respect to Awards granted to an Outside Director, the Participant shall, immediately prior to the merger or Change in Control, fully vest in such Awards, including Shares as to which it would not otherwise be vested. With respect to Awards granted to an Employee, the Employee, upon a termination of the Employee by the Company or a Related Entity without Cause or a resignation of the Employee with Good Reason, shall receive one year of additional vesting for each full year of service performed for the Company or a Related Entity; provided, that such termination or resignation occurs within the twelve (12) month period following a Change in Control.

18.      Date of Grant.    The date of grant of an Award will be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.

19.      Term of Plan.    Subject to Section 25 of the Plan, this amended and restated Plan will become effective upon its adoption by the Board (November 9, 2010). It will continue in effect for a term of ten (10) years (November 9, 2020) unless terminated earlier under Section 20 of the Plan.

20.       Amendment and Termination of the Plan.

(a)      Amendment and Termination.    The Board may at any time amend, alter, suspend or terminate the Plan.

(b)      Stockholder Approval.    The Company will obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

(c)      Effect of Amendment or Termination.    No amendment, alteration, suspension or termination of the Plan will impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan will not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

21.       Conditions Upon Issuance of Shares.

(a)      Legal Compliance.    Shares will not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance.

(b)      Investment Representations.    As a condition to the exercise or receipt of an Award, the Company may require the person exercising or receiving such Award to represent and warrant at the time of any such exercise or receipt that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

22.      Severability.    Notwithstanding any contrary provision of the Plan or an Award to the contrary, if any one or more of the provisions (or any part thereof) of this Plan or the Awards shall be held invalid, illegal or unenforceable in any respect, such provision shall be modified so as to make it valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions (or any part thereof) of the Plan or Award, as applicable, shall not in any way be affected or impaired thereby.

23.      Inability to Obtain Authority.    The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority will not have been obtained.

24.      Forfeiture Events.    The Administrator may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, fraud, breach of a fiduciary duty, restatement of financial statements as a result of fraud or willful errors or omissions, termination of employment for cause, violation of material Company and/or Subsidiary policies, breach of non-competition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company and/or its Subsidiaries. The Administrator may also require the application of this Section 24 with respect to any Award previously granted to a Participant even without any specified terms being included in any applicable Award Agreement to the extent required under Applicable Laws.

25.      Stockholder Approval.    The Plan will be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted. Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws.

APPENDIX C

DOLBY LABORATORIES, INC.

EMPLOYEE STOCK PURCHASE PLAN

Adopted Effective February 16, 2005

Amended and Restated on October 13, 2005

Amended and Restated on February 5, 2008

Amended and Restated on November 4, 2008; Effective May 18, 2009

Amended and Restated on November 7, 2011; Effective May 15, 2012

Amended and Restated on September 25, 2012; Effective November 15, 2012

Amended and Restated on February 5, 2013

1.      Purpose.    The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries and Designated Affiliates with an opportunity to purchase Common Stock of the Company. This Plan includes two components: a Code Section 423 Component (the “423 Component”) and a non-Code Section 423 Component (the “Non-423 Component”). It is the intention of the Company to have the 423 Component qualify as an “Employee Stock Purchase Plan” under Section 423 of the Code. The provisions of the 423 Component, accordingly, shall be construed so as to extend and limit participation in a uniform and nondiscriminatory basis consistent with the requirements of Section 423 of the Code. In addition, this Plan authorizes the grant of options under the Non-423 Component which do not qualify under Section 423 of the Code pursuant to rules, procedures or subplans adopted by the Administrator designed to achieve tax, securities laws or other objectives for Eligible Employees and the Company. Except as otherwise indicated, the Non-423 Component will operate and be administered in the same manner as the 423 Component.

2.        Definitions.

(a)      “Administrator” shall mean the Board or any Committee designated by the Board to administer the Plan pursuant to Section 14.

(b)      “Affiliate” shall mean any corporation or other entity affiliated with the Company or in which the Company has an interest.

(c)      “Board” shall mean the Board of Directors of the Company.

(d)      “Change in Control” means the occurrence of any of the following events:

(i)      Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) other than a Permitted Transferee (as defined in the Company’s Amended and Restated Certificate of Incorporation) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total voting power represented by the Company’s then outstanding voting securities; or

(ii)      The consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets; or

(iii)      A change in the composition of the Board occurring within a one-year period, as a result of which fewer than a majority of the directors are Incumbent Directors. “Incumbent Directors” means directors who either (A) are Directors as of the effective date of the Plan, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Directors at the time of such election or nomination (but will not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company); or

(iv)      The consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.

(e)      “Code” shall mean the Internal Revenue Code of 1986, as amended.

(f)      “Committee” means a committee of the Board appointed by the Board in accordance with Section 14 hereof.

(g)      “Common Stock” shall mean the Class A Common Stock of the Company.

(h)      “Company” shall mean Dolby Laboratories, Inc., a Delaware corporation.

(i)      “Compensation” shall mean all base straight time gross earnings, commissions, overtime and shift premium, but exclusive of payments for incentive compensation, bonuses and other compensation. The Administrator shall have the discretion to determine the application of this definition to participants outside the United States.

(j)      “Designated Affiliate” shall mean any Affiliate selected by the Administrator as eligible to participate in the Non-423 Component.

(k)      “Designated Subsidiary” shall mean any Subsidiary selected by the Administrator as eligible to participate in the 423 Component.

(l)      “Director” shall mean a member of the Board.

(m)      “Eligible Employee” shall mean (i) any individual who is treated as an active employee in the records of the Company or any Designated Subsidiary or (ii) any individual who is treated as an active employee in the records of any Designated Affiliate other than an individual who, as of the Offering Date, resides in a country that has been specifically excluded from participation in the Non-423 Component at the discretion of the Administrator. For the 423 Component, Eligible Employees shall include only those employees whose customary employment with the Company or Designated Subsidiary is at least fifteen (15) hours per week and more than five (5) months in any calendar year. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds three (3) months and the individual’s right to reemployment is not guaranteed either by statute, legal precedent or by contract, the employment relationship shall be deemed to have terminated on the day which is three (3) months and one (1) day after the beginning of such leave. The employment relationship shall be treated as continuing intact where an Eligible Employee transfers employment between a Designated Subsidiary and a Designated Affiliate, and vice-versa, provided, however, that a participant who is not employed by a Designated Subsidiary on the Offering Date and through a date that is no more than three (3) months prior to the Exercise Date will participate only in the Non-423 Component. The Administrator shall establish rules to govern other such transfers consistent with the applicable requirements of Section 423 of the Code.

(n)      “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(o)      “Exercise Date” shall mean the first Trading Day on or after May 15 and November 15 of each Purchase Period.

(p)      “Fair Market Value” shall mean, as of any date and unless the Administrator determines otherwise, the value of Common Stock determined as follows:

(i)      If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the New York Stock Exchange, the Nasdaq Global Market, the Nasdaq Global Select or the Nasdaq Capital Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the date of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable;

(ii)      If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean of the closing bid and asked prices for the Common Stock on the date of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable; or

(iii)      In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

(q)      “Offering Date” shall mean the first Trading Day of each Offering Period.

(r)      “Offering Periods” shall mean the periods of approximately twelve (12) months during which an option granted pursuant to the Plan may be exercised, commencing on the first Trading Day following each Exercise Date and terminating on the applicable Exercise Date, approximately twelve months later. For example, the November 2012 Offering Period will commence on November 16, 2012, which is the first Trading Day following the November 15, 2012 Exercise Date, and the May 2013 Offering Period will commence on May 16, 2013 which is the first Trading Day following the May 15, 2013 Exercise Date. The duration and timing of Offering Periods may be changed pursuant to Section 4 of this Plan.

(s)      “Plan” shall mean this Employee Stock Purchase Plan including both the 423 and Non-423 Components.

(t)      “Purchase Period” means, for the first Purchase Period of any Offering Period, the approximately six (6) month period commencing on the Offering Date and ending on the next Exercise Date, and for the second Purchase Period of any Offering Period (if any), the approximately six (6) month period commencing on the first day following the first Exercise Date of the Offering Period and ending with the next and final Exercise Date of that Offering Period.

(u)      “Purchase Price” shall mean an amount equal to eighty-five percent (85%) of the Fair Market Value of a share of Common Stock on the Offering Date or on the Exercise Date, whichever is lower; provided however, that the Purchase Price may be determined for subsequent Offering Periods by the Administrator in any manner or method it determines, pursuant to Section 20, and subject to (i) with respect to the 423 Component, compliance with Section 423 of the Code (or any successor rule or provision or any other applicable law, regulation or stock exchange rule) or (ii) with respect to the Non-423 Component, pursuant to such manner or method as determined by the Administrator to comply with non-U.S. requirements.

(v)      “Subsidiary” shall mean a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

(w)      “Trading Day” shall mean a day on which the national stock exchange upon which the Company Common Stock is listed is open for trading.

3.         Eligibility.    Any Eligible Employee on a given Offering Date shall be eligible to participate in the Plan. Any provisions of the Plan to the contrary notwithstanding, no Eligible Employee shall be granted an option under the Plan (i) to the extent that, immediately after the grant, such Eligible Employee (or any other person whose stock would be attributed to such Eligible Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Subsidiary, or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans of the Company and its subsidiaries accrues at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time.

4.         Offering Periods.    The Plan shall be implemented by consecutive, overlapping Offering Periods with a new Offering Period commencing on the first Trading Day following each Exercise Date, or on such other date as the Board shall determine. The Board shall have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future offerings without stockholder approval if such change is announced prior to the scheduled beginning of the first Offering Period to be affected thereafter.

5.         Participation.    An Eligible Employee may become a participant in the Plan by completing a subscription agreement in a form determined by the Administrator and filing it with the Company’s designated Plan administrator prior to the applicable Offering Date.

6.         Payroll Deductions or Contributions.

(a)      At the time a participant files his or her subscription agreement, he or she shall elect to have payroll deductions made on each pay day during the Offering Period in an amount not exceeding 10% of the Compensation which he or she receives on each pay day during the Offering Period, provided, however, that should a pay day occur on an Exercise Date, a participant shall have the payroll deductions made on such day applied to his or her account under the subsequent Purchase Period or Offering Period. Eligible Employees participating in the Non-423 Component may contribute funds to participate in the Plan through other means specified by the Administrator to comply with non-U.S. requirements, provided, however, that such contributions shall not exceed 10% of the Compensation received each pay day during the Offering Period. A participant’s subscription agreement shall remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof.

(b)      Payroll deductions or contributions, as applicable, for a participant shall commence on the first pay day following the Offering Date and shall end on the last pay day in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 10 hereof.

(c)      All payroll deductions or contributions made by a participant shall be credited to his or her account under the Plan in whole percentages only. A participant may not make any additional payments into such account.

(d)      A participant may discontinue his or her participation in the Plan as provided in Section 10 hereof, or may increase or decrease the rate of his or her payroll deductions or contributions during the Offering Period by completing or filing with the Company a new subscription agreement authorizing a change in payroll deduction rate or contribution. The Administrator may, in its discretion, limit the nature and/or number of participation rate changes during any Offering Period. The change in rate shall be effective with the first full payroll period following five (5) business days after the Company’s receipt of the new subscription agreement unless the Company elects to process a given change in participation more quickly.

(e)      Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(c) hereof, a participant’s payroll deductions or contributions may be decreased to zero percent (0%) at any time during a Purchase Period. Payroll deductions or contributions shall recommence at the rate provided in such participant’s subscription agreement at the beginning of the first Purchase Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 10 hereof.

(f)      At the time the option is exercised, in whole or in part, or at the time some or all of the Company’s Common Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company’s or its Subsidiary’s or Affiliate’s federal, state, or any other tax liability payable to any authority, national insurance, social security, payment on account or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock including, for the avoidance of doubt, any liability of the participant to pay an employer tax or social contribution obligation, which liability has been shifted to the participant as a matter of law or contract. At any time, the Company or its Subsidiary or Affiliate, as applicable, may, but shall not be obligated to, withhold from the participant’s compensation the amount necessary for the Company or its Subsidiary or Affiliate, as applicable, to meet applicable withholding obligations, including any withholding required to make available to the Company or its Subsidiary or Affiliate, as applicable, any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Eligible Employee.

7.          Grant of Option.    On the Offering Date of each Offering Period, each Eligible Employee participating in such Offering Period shall be granted an option to purchase on each Exercise Date during such Offering Period (at the applicable Purchase Price) up to a number of shares of the Company’s Common Stock determined by dividing such Eligible Employee’s payroll deductions or contributions accumulated prior to such Exercise Date by the applicable Purchase Price; provided that in no event shall an Eligible Employee be permitted to purchase during each Purchase Period more than 1,000 shares of the Company’s Common Stock (subject to any adjustment pursuant to Section 19), and provided further that such purchase shall be subject to the limitations set forth in Sections 3(c) and 13 hereof. The Eligible Employee may accept the grant of such option by turning in a completed Subscription Agreement to the Company on or prior to an Offering Date. The Administrator may, for future Offering Periods, increase or decrease, in its absolute discretion, the maximum number of shares of the Company’s Common Stock an Eligible Employee may purchase during each Purchase Period. Exercise of the option shall occur as provided in Section 8 hereof, unless the participant has withdrawn pursuant to Section 10 hereof. The option shall expire on the last day of the Offering Period.

8.         Exercise of Option.

(a)      Unless a participant withdraws from the Plan as provided in Section 10 hereof, his or her option for the purchase of shares shall be exercised automatically on the Exercise Date, and the maximum number of full shares subject to option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions or contributions in his or her account. No fractional shares shall be purchased; any payroll deductions or contributions accumulated in a participant’s account which are not sufficient to purchase a full share shall be retained in the participant’s account for the subsequent Purchase Period or Offering Period, subject to earlier withdrawal by the participant as provided in Section 10 hereof. Any other funds left over in a participant’s account after the Exercise Date shall be returned to the participant. During a participant’s lifetime, a participant’s option to purchase shares hereunder is exercisable only by him or her.

(b)      If the Administrator determines that, on a given Exercise Date, the number of shares with respect to which options are to be exercised may exceed (i) the number of shares of Common Stock that were available for sale under the Plan on the Offering Date of the applicable Offering Period, or (ii) the number of shares available for sale under the Plan on any Exercise Date, the Administrator may in its sole discretion provide that the Company shall make a pro rata allocation of the shares of Common Stock available for purchase on any Exercise Date in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on any Exercise Date. The Company may make a pro rata allocation of the shares available on the Offering Date of any applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional shares for issuance under the Plan by the Company’s stockholders subsequent to such Offering Date.

9.         Delivery.    As soon as reasonably practicable after each Exercise Date on which a purchase of shares occurs, the Company shall arrange the delivery to each participant the shares purchased upon exercise of his or her option in a form determined by the Administrator.

10.       Withdrawal.

(a)      A participant may withdraw all but not less than all the payroll deductions or contributions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by giving written notice to the Company in the form determined by the Administrator. All of the participant’s payroll deductions or contributions credited to his or her account shall be paid to such participant promptly after receipt of notice of withdrawal and such participant’s option for the Offering Period shall be automatically terminated, and no further payroll deductions or contributions for the purchase of shares shall be made for such Offering Period. If a participant withdraws from an Offering Period, payroll deductions or contributions shall not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company a new subscription agreement.

(b)      A participant’s withdrawal from an Offering Period shall not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company or in succeeding Offering Periods which commence after the termination of the Offering Period from which the participant withdraws.

11.        Termination of Employment.    Upon a participant’s ceasing to be an Eligible Employee, for any reason, he or she shall be deemed to have elected to withdraw from the Plan and the payroll deductions or contributions credited to such participant’s account during the Offering Period but not yet used to purchase shares of Common Stock under the Plan shall be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under Section 15, and such participant’s option shall be automatically terminated.

12.      Interest.    No interest shall accrue on the payroll deductions or contributions of a participant in the Plan. Notwithstanding the foregoing, if the Administrator determines that interest is required to be accrued on the payroll deductions or contributions for participants in the Non-423 Component, then the Administrator shall cause such interest to accrue to the extent required by applicable non-U.S. requirements.

13.       Stock.

(a)      Subject to adjustment upon changes in capitalization of the Company as provided in Section 19 hereof, the maximum number of shares of the Company’s Common Stock which shall be made available for sale under the Plan shall be 4,000,000 shares. For avoidance of doubt, the maximum number of share limitation set forth in this section may be used to satisfy exercises of options under either the 423 or the Non-423 Components.

(b)      Until the shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), a participant shall only have the rights of an unsecured creditor with respect to such shares, and no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to such shares.

(c)      Shares to be delivered to a participant under the Plan shall be registered in the name of the participant or in the name of the participant and his or her spouse.

14.       Administration.    The Administrator shall administer the Plan and shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan, including whether eligible Employees shall participate in the 423 Component or the Non-423 Component and which entities shall be Designated Subsidiaries or Designated Affiliates. Every finding, decision and determination made by the Administrator shall, to the full extent permitted by law, be final and binding upon all parties. Notwithstanding any provision to the contrary in this Plan, the Administrator may adopt rules or procedures relating to the operation and administration of the Plan to accommodate the specific requirements of local laws and procedures for jurisdictions outside of the United States. Without limiting the generality of the foregoing, the Administrator is specifically authorized to adopt rules, procedures and subplans, which for purposes of the Non-423 Component may be outside the scope of Section 423 of the Code, regarding, but not limited to, eligibility to participate, the definition of Compensation, handling of payroll deductions, making of contributions to the Plan (including, without limitation, in forms other than payroll deductions), establishment of bank or trust accounts to hold payroll deductions, payment of interest, conversion of local currency, obligations to pay payroll tax, determination of beneficiary designation requirements, withholding procedures and handling of stock certificates which vary with local requirements.

15.        Designation of Beneficiary.

(a)      Unless otherwise provided in the subscription agreement, and at the discretion of the Administrator prior to the beginning of an Offering Period, a participant in the 423 Component may file a designation of a beneficiary who is to receive any shares and cash, if any, from the participant’s account under the Plan in the event of such participant’s death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such shares and cash. In addition, at the discretion of the Administrator prior to the beginning of an Offering Period, a participant in the 423 Component may file a designation of a beneficiary who is to receive any cash from the participant’s account under the Plan in the event of such participant’s death prior to exercise of the option. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

(b)      Such designation of beneficiary may be changed by the participant at any time by notice in a form determined by the Administrator. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant’s death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

(c)      All beneficiary designations shall be in such form and manner as the Administrator may designate from time to time.

16.        Transferability.    Neither payroll deductions nor contributions credited to a participant’s account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 15 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.

17.        Use of Funds.    All payroll deductions or contributions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions or contributions except for deductions or contributions made to a Non-423 Component where, as determined by the Administrator, non-U.S. law requires segregation of such amounts. Until shares are issued, participants shall only have the rights of an unsecured creditor, although participants in the Non-423 Component may have additional rights where required under local law, as determined by the Administrator.

18.      Reports.    Individual accounts shall be maintained for each participant in the Plan. Statements of account shall be given to participating Eligible Employees at least annually, which statements shall set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

19.	Adjustments Upon Changes in Capitalization, Dissolution, Liquidation, Merger or Change in Control.

(a)      Changes in Capitalization. Subject to any required action by the stockholders of the Company, the maximum number of shares of the Company’s Common Stock which shall be made available for sale under the Plan, the maximum number of shares each participant may purchase each Purchase Period (pursuant to Section 7), as well as the price per share and the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other change in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

(b)      Dissolution or Liquidation.    In the event of the proposed dissolution or liquidation of the Company, all Offering Periods then in progress shall be shortened by setting a new Exercise Date (the “New Exercise Date”), and shall terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Administrator. The New Exercise Date shall be before the date of the Company’s proposed dissolution or liquidation. The Administrator shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the participant’s option has been changed to the New Exercise Date and that the participant’s option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 10 hereof.

(c)      Merger or Change in Control.    In the event of a merger or Change in Control, each outstanding option shall be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the option, all Offering Periods then in progress shall be shortened by setting a New Exercise Date and shall end on the New Exercise Date. The New Exercise Date shall be before the date of the Company’s proposed merger or Change in Control. The Administrator shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the participant’s option has been changed to the New Exercise Date and that the participant’s option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 10 hereof.

20.        Amendment or Termination.

(a)      The Administrator may at any time and for any reason terminate or amend the Plan. Except as provided in Section 19 and this Section 20 hereof, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant unless their consent is obtained. To the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any other applicable law, regulation or stock exchange rule), the Company shall obtain stockholder approval of any amendment in such a manner and to such a degree as required.

(b)      Without stockholder approval and without regard to whether any participant rights may be considered to have been “adversely affected,” the Administrator shall be entitled to change the Offering Periods or Purchase Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period or Purchase Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company’s processing of properly completed subscription agreements, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant’s Compensation, and establish such other limitations or procedures as the Administrator determines in its sole discretion advisable which are consistent with the Plan.

(c)      Without regard to whether any participant’s rights may be considered to have been “adversely affected”, in the event the Administrator determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Board may, in its discretion and, to the extent necessary or desirable, modify or amend the Plan to reduce or eliminate such accounting consequence including:

(i)      increasing the Purchase Price for any Offering Period or Purchase Period including an Offering Period or Purchase Period underway at the time of the change in Purchase Price;

(ii)      shortening any Offering Period or Purchase Period by establishing a new Exercise Date, including an Offering Period or Purchase Period underway at the time of the Board action; and

(iii)      reducing the number of shares that may be purchased upon exercise of outstanding options.

Such modifications or amendments shall not require stockholder approval or the consent of any Plan participants.

21.      Notices.    All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form and manner specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

22.      Conditions Upon Issuance of Shares.    Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, U.S. and non-U.S. and state and local provisions, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

23.      Term of Plan.    The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the stockholders of the Company. It shall continue in effect until terminated under Section 20 hereof.

24.      Stockholder Approval.    The Plan will be subject to the approval by stockholders of the Company within twelve (12) months after the date the Plan is adopted by the Board. Such stockholder approval will be obtained in the manner and to the degree required under applicable law.

25.                  Automatic Transfer to Lower Price Offering Period.    To the extent permitted by Applicable Laws, if the Fair Market Value of the Common Stock on any Exercise Date in an Offering Period is lower than the Fair Market Value of the Common Stock on the Offering Date of such Offering Period, then all participants in such Offering Period will be automatically withdrawn from such Offering Period immediately after the exercise of their option on such Exercise Date and automatically re-enrolled in the immediately following Offering Period as of the first day thereof.

Electronic Voting Instructions
Available 24 hours a day, 7 days a week!
Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on February 5, 2013.
Vote by Internet
• Go to www.investorvote.com/dlb • Or scan the QR code with your smartphone
• Follow the steps outlined on the secure website
Vote by telephone
• Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒	• Follow the instructions provided by the recorded message

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Proposals —	The Board of Directors recommends a vote FOR the election of the nominees listed in Proposal 1, FOR Proposals 2, 3, 4 and 6, and for a frequency of ONE YEAR for Proposal 5.
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1. Election of Directors:	For	Withhold		For	Withhold		For	Withhold

01 - Kevin Yeaman	☐	☐	02 - Peter Gotcher	☐	☐	03 - David Dolby	☐	☐

04 - Nicholas Donatiello, Jr.	☐	☐	05 - Micheline Chau	☐	☐	06 - Bill Jasper	☐	☐

07 - Sanford Robertson	☐	☐	08 - Roger Siboni	☐	☐	09 - Avadis Tevanian, Jr.	☐	☐

	For	Against	Abstain			For	Against	Abstain
2. To approve an amendment and restatement of the Dolby Laboratories, Inc. 2005 Stock Plan.	☐	☐	☐	3. To approve an amendment and restatement of the Dolby Laboratories, Inc. Employee Stock Purchase Plan.		☐	☐	☐
	For	Against	Abstain		1 Year	2 Years	3 Years	Abstain
4. To approve an advisory vote on the compensation of the Company’s Named Executive Officers.	☐	☐	☐	5. To approve an advisory vote on the frequency of holding future advisory votes to approve the compensation of the Company’s Named Executive Officers.	☐	☐	☐	☐
	For	Against	Abstain
6. To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 27, 2013.	☐	☐	☐	7. In their discretion, upon such other business as may properly come before the meeting and any postponement, adjournment or continuation thereof.

B	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

/ /

▼  IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION,

DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

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Proxy — Dolby Laboratories, Inc.

For Annual Meeting – February 5, 2013

Kevin Yeaman and Andy Sherman, or either of them, each with the power of substitution, are hereby authorized to represent as proxies and vote with respect to the proposals set forth on the reverse side and in the discretion of such proxies on all other matters that may be properly presented for action all shares of stock of Dolby Laboratories, Inc. (the “Company”) the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at 10:30 a.m., Pacific Standard Time, at the principal administrative offices of Dolby Laboratories, Inc. located at 999 Brannan Street, San Francisco, CA 94103, or any postponement, adjournment or continuation thereof, and instructs said proxies to vote as specified on the reverse side.

Shares represented by this proxy will be voted as directed by the stockholder. If no such directions are indicated, the proxies will have the authority to vote FOR the election of the nominees listed in Proposal 1, FOR Proposals 2, 3, 4 and 6 and for a frequency of ONE YEAR for Proposal 5, and in accordance with the discretion of the proxies on any other matters as may properly come before the annual meeting and any postponement, adjournment or continuation thereof.

C	Non-Voting Items

Change of Address — Please print new address below.	Comments — Please print your comments below.

¢	IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.	+